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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21558

                          Pioneer Short Term Income Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  August 31


Date of reporting period:  September 1, 2014 through February 28, 2015


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                       Pioneer Short Term
                       Income Fund

--------------------------------------------------------------------------------
                       Semiannual Report | February 28, 2015
--------------------------------------------------------------------------------

                       Ticker Symbols:

                       Class A    STABX
                       Class C    PSHCX
                       Class C2   STIIX
                       Class K    STIKX
                       Class Y    PSHYX

                       [LOGO] PIONEER
                              Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          79

Notes to Financial Statements                                                 88

Approval of Investment Advisory Agreement                                     96

Trustees, Officers and Service Providers                                     101

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 1

President's Letter

Dear Shareowner,

Today's market environment presents numerous opportunities as well as challenges for investors. A disparate global economic landscape has formed, with the U.S. facing prospects for continued growth, while questions abound regarding the outlook for other regions. Employment, household income, and corporate profits have been rising in the U.S. and inflation pressures remain low. However, many countries across Europe as well as Japan face muted growth. In addition, a variety of factors have clouded the outlook for countries such as Russia and Brazil and China's investment-driven economy continues to slow.

Monetary policies of major central banks are diverging, reflecting different economic conditions. With the U.S. economy no longer in need of extraordinary stimulus, the Federal Reserve Board may be closer to raising short-term interest rates. Conversely, the European Central Bank and the Bank of Japan are likely to be adding, not removing, stimulus.

While we anticipate continued growth for the U.S., the outlook is far from certain, nor is the outlook for other regions necessarily dire. It remains to be seen how weakness outside the U.S. will affect global growth and whether easing monetary policies in other regions will spur an economic recovery.

While these economic conditions may lead to increasing volatility in 2015, we believe the opportunity for investors to earn attractive returns will persist. However, in an environment where interest rates remain low and equity valuations have been buoyed by an extended bull market, we believe it is imperative investors adhere to a disciplined investment approach that is consistent with one's goals and objectives, being mindful of the tradeoff between risk and return.

Since 1928 Pioneer's investment professionals have been focused on identifying and capitalizing on investment opportunities that present themselves in a variety of ever changing market conditions, including those we face today. We seek returns consistent with our strategies' stated style and

2 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 objectives and consistent with our shareholders' expectations, regardless of market conditions. We believe our shareowners benefit from the experience and tenure of our investment teams, the insights generated from extensive research resources and a commitment to prudent risk management that seeks to mitigate downside and preserve returns over time.

We encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner, as we do when deploying strategies on behalf of our shareowners.

We greatly appreciate your trust in us in the past and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 3

Portfolio Management Discussion | 2/28/15

In the following interview, portfolio managers Richard Schlanger and Charles Melchreit discuss the factors that influenced Pioneer Short Term Income Fund's performance during the six-month period ended February 28, 2015. Mr. Schlanger, a vice president and portfolio manager at Pioneer, and Mr. Melchreit, Director of Investment Grade, senior vice president and a portfolio manager at Pioneer, are responsible for the day-today management of the Fund.

Q Can you describe the market environment for fixed-income investors during the six-month period ended February 28, 2015?

A Entering the period last September, conditions were highly favorable with respect to credit sentiment. Strong gross domestic product (GDP) numbers confirmed that the U.S. economic rebound had gained significant traction. At the same time, with inflation remaining subdued, the U.S. Federal Reserve (the Fed) displayed little urgency with respect to initiating an interest-rate tightening cycle, despite an upward trend in employment indicators. The continued environment of extraordinarily low interest rates fueled a search for yield among investors that further supported credit-oriented sectors. That said, there continued to be heightened geopolitical uncertainty with respect to developments in Eastern Europe and the Middle East, and concerns over outright deflation occurring in the economies of Europe and Japan. The natural result of these factors was a preference for U.S. dollar-denominated assets in investor portfolios, which led to further declines in longer-term U.S. interest rates.

    As the period progressed, market focus turned increasingly to the accelerating downward trend in crude oil prices that had begun around mid-2014. While beneficial to U.S. consumers and a variety of industries, the decline in oil prices had a severe impact on the fiscal outlooks for a number of countries, notably Russia, adding to already heightened geopolitical concerns. On top of the backdrop of weak economic growth outside the U.S., the result was an overall increase in levels of investor risk-aversion, leading to a downturn in performance for credit-oriented sectors of the bond market.

    Throughout the six-month period, the Fed continued to keep short interest rates near zero, even as it began to scale back its bond purchases (quantitative easing). While longer-term interest rates continued to ease, short-term interest rates rose slightly over the full six months between August 31, 2014, and February 28, 2015. To illustrate, the two-year Treasury yield rose by 13 basis points (bps), from 0.49% to 0.62%; the five-year yield

4 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 declined by 13 bps, from 1.63% to 1.50%; while the 10-year yield declined by 35 bps, from 2.35% to 2.00%. The performance of credit-oriented sectors relative to Treasuries was mixed, as investors reacted to the increased geopolitical uncertainty and the precipitous drop in oil prices in late 2014 and early 2015.

Q How did the Fund perform in that environment during the six-month period ended February 28, 2015?

A Pioneer Short Term Income Fund's Class A shares returned 0.41% at net asset value during the six-month period ended February 28, 2015, while the Fund's benchmark, the Barclays One- to Three-Year Government/Credit Index (the Barclays Index), returned 0.45%. During the same period, the average return of the 309 mutual funds in Lipper's Short Investment-Grade Debt Funds category was 0.18%, and the average return of the 567 mutual funds in Morningstar's Short-Term Bond Funds category was 0.26%.

Q Can you review your principal strategies in managing the Fund's portfolio during the six-month period ended February 28, 2015, and discuss how those strategies affected the Fund's performance?

A Our allocation of the portfolio's assets among various fixed-income sectors was the largest positive contributor to the Fund's performance during the period. Throughout the period the Fund had minimal exposure to U.S. Treasury issues, reflecting our view that Treasuries have not been valued attractively versus other areas of the fixed-income market. The decision helped the Fund's returns relative to the Barclays Index benchmark, as several of the more credit-sensitive sectors outperformed Treasuries over the course of the six-month period.

    Some of the largest contributors to the Fund's benchmark-relative performance were asset-backed securities (ABS), including those backed by home equity loans, auto loans and credit card receivables. The Fund's overweight position relative to the benchmark in ABS continued to benefit from strengthened credit sentiment as domestic economic conditions and consumer balance sheets improved. That said, we have been minimizing the portfolio's exposure to the subprime auto loan sector within the ABS asset class, based on our concerns about deteriorating underwriting standards.

    In other sectors, the Fund's allocation to below-investment-grade syndicated bank loans also aided relative performance. We implemented the position as attractive valuations emerged relative to traditional fixed-income instruments. Another positive feature of the asset class is that the income on bank loans "floats" based on a spread (yield difference) above a short-term interest-rate benchmark, thus providing a measure of protection against any eventual upward trend in overall rates. Exposure to

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 5 so-called "catastrophe bonds," which are issued by insurers to spread the risk of having to pay out on a major disaster such as a flood or earthquake, also added to the Fund's returns during the period. Investors were attracted to the yields available on catastrophe bonds as well as their lack of correlation to traditional credit risk.

    On the negative side, the Fund's positioning along the yield curve was the lone material detractor from benchmark-relative performance during the period. We maintained a below-market overall duration and corresponding interest-rate sensitivity in the portfolio throughout the period. (Duration is a measure of the sensitivity of the price - the value of principal - of a fixed-income investment to a change in interest rates, expressed as a number of years.) The duration stance was correct from the standpoint of the price performance of the Fund's holdings relative to the benchmark, as yields on the short end of the curve rose even as they declined on securities with maturities of more than five years. However, the reduced income generation to the Fund from holding assets with shorter maturities outweighed the impact of positive relative price performance. The Fund's overall duration as of February 28, 2015, was 0.78 years, compared to a duration stance of
    1.91 years for the Barclays Index.

Q Can you discuss the factors that affected the Fund's income-generation (or yield), either positively or negatively, during the six-month period ended February 28, 2015?

A As mentioned previously, our decision to focus the portfolio's investments on securities with shorter maturities in order to minimize exposure to any future increase in interest rates acted as a constraint on the Fund's income generation during the period. Conversely, a focus on non-Treasury issues in the portfolio, including some out-of-benchmark sectors, added to the Fund's income.

Q Did the Fund invest in derivative securities during the six-month period ended February 28, 2015? If so, did the use of derivatives have an effect on the Fund's performance?

A   No, the Fund did not use derivatives during the six-month period.

6 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Q   What is your assessment of the current climate for fixed-income investing?

A The U.S. economic backdrop continues to strengthen, with consumers supported by lower energy costs and improved employment growth. With interest rates at such low levels, it would not be surprising to see the housing sector begin to contribute to growth. Moreover, state and local governments are gradually returning to more historically normal levels of hiring. This background should support the Fed's messaging as well as market expectations regarding a hike in the benchmark Federal funds rate in the not-too-distant future.

    We do, however, continue to expect the Fed to carefully factor in the market's reaction as it begins to raise rates. The last thing the Fed wants to do is trigger a reversal in sentiment that sends long-term interest rates sharply higher and undermines the hard-fought gains of the last few years. This suggests an incremental approach to policy tightening that should not be overly disruptive of credit-oriented sectors. Indeed, Treasuries are traditionally the area of the bond market most directly affected when rates rise, and the Fund remains very underweight to Treasuries versus the Barclays Index benchmark.

    Naturally, there is a lot of room for rates to rise from current levels. As a result, we are comfortable with maintaining an overall portfolio duration and interest-rate sensitivity that is below that of the benchmark. We are maintaining a significant portion of the Fund's invested assets in floating-rate securities as a measure of protection in the event the market begins to price in a sooner-than-expected increase in the Fed's target for short-term rates.

    We will continue to monitor macroeconomic factors that have the potential to affect the markets, while remaining principally focused on adding value to the portfolio at the level of individual security selection. As always, we will seek to provide a high level of current income to shareholders while limiting the effects of interest-rate changes on the Fund's share price.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 7

Please refer to the Schedule of Investments on pages 18-78 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that an issuer may exercise its right to prepay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

Investments in high-yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity and possibility of default.

The securities issued by U.S. government sponsored entities (i.e. Fannie Mae, Freddie Mac) are neither guaranteed nor issued by the U.S. government.

The portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Pioneer Investments for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is not a guarantee of future results.

8 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Portfolio Summary | 2/28/15

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Collateralized Mortgage Obligations                                        39.0%
U.S. Corporate Bonds                                                       20.8%
Asset Backed Securities                                                    15.0%
International Corporate Bonds                                              10.2%
Senior Secured Loans                                                        7.0%
U.S. Government Securities                                                  6.8%
Temporary Cash Investments                                                  0.6%
Municipal Bonds                                                             0.6%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*

 1. U.S. Treasury Notes, 0.875%, 1/15/18                                                2.16%
---------------------------------------------------------------------------------------------
 2. U.S. Treasury Notes, 0.5%, 11/30/16                                                 1.05
---------------------------------------------------------------------------------------------
 3. Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)                                     0.47
---------------------------------------------------------------------------------------------
 4. Government National Mortgage Association REMICS, 2.0%, 1/16/46                      0.44
---------------------------------------------------------------------------------------------
 5. Government National Mortgage Association REMICS, 4.0%, 9/20/37                      0.40
---------------------------------------------------------------------------------------------
 6. Raymond James Financial, Inc., 4.25%, 4/15/16                                       0.33
---------------------------------------------------------------------------------------------
 7. LB-UBS Commercial Mortgage Trust 2005-C7 REMICS, Floating Rate Note, 11/15/30       0.33
---------------------------------------------------------------------------------------------
 8. The Goldman Sachs Group, Inc., 1.6%, 11/23/15                                       0.32
---------------------------------------------------------------------------------------------
 9. Commercial Mortgage Trust 2005-GG5, Floating Rate Note, 4/10/37                     0.32
---------------------------------------------------------------------------------------------
10. CD 2006-CD2 Mortgage Trust, Floating Rate Note, 1/15/46                             0.31
---------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

                  Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 9

Prices and Distributions | 2/28/15

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         2/28/15                        8/31/14
--------------------------------------------------------------------------------
            A                            $9.61                          $9.66
--------------------------------------------------------------------------------
            C                            $9.60                          $9.65
--------------------------------------------------------------------------------
            C2                           $9.60                          $9.65
--------------------------------------------------------------------------------
            Y                            $9.59                          $9.64
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          Class                         2/28/15                        12/1/14*
--------------------------------------------------------------------------------
            K                            $9.61                          $9.65
--------------------------------------------------------------------------------

Distributions per Share: 9/1/14-2/28/15
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Net
                          Investment           Short-Term        Long-Term
          Class             Income            Capital Gains     Capital Gains
--------------------------------------------------------------------------------
            A               $0.0892               $ --              $ --
--------------------------------------------------------------------------------
            C               $0.0775               $ --              $ --
--------------------------------------------------------------------------------
            C2              $0.0783               $ --              $ --
--------------------------------------------------------------------------------
            K               $0.0621               $ --              $ --
--------------------------------------------------------------------------------
            Y               $0.1006               $ --              $ --
--------------------------------------------------------------------------------

The Barclays One- to Three-Year Government/Credit Index is an unmanaged measure of the performance of the short-term (1 to 3 years) government and investment-grade corporate bond markets. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 11-15.

*   Share class commenced operations on December 1, 2014.

10 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Short Term Income Fund at public offering price during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                                    Barclays
                                                                    One- to
                                    Net            Public           Three-Year
                                    Asset          Offering         Government
                                    Value          Price            Credit
Period                              (NAV)          (POP)            Index
--------------------------------------------------------------------------------
10 Years                            3.08%           2.82%           2.91%
5 Years                             2.45            1.93            1.28
1 Year                              0.93           -1.61            0.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                                    Gross
--------------------------------------------------------------------------------
                                    0.79%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
2/28/2005                     $  9,750               $ 10,000
2/28/2006                     $  9,922               $ 10,230
2/28/2007                     $ 10,370               $ 10,743
2/29/2008                     $ 10,890               $ 11,659
2/28/2009                     $ 10,436               $ 11,935
2/28/2010                     $ 11,698               $ 12,503
2/28/2011                     $ 12,185               $ 12,751
2/29/2012                     $ 12,471               $ 12,974
2/28/2013                     $ 12,909               $ 13,112
2/28/2014                     $ 13,083               $ 13,219
2/28/2015                     $ 13,204               $ 13,325

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 2.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 11

Performance Update | 2/28/15                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                                    Barclays
                                                                    One- to
                                                                    Three-Year
                                                                    Government
                                    If             If               Credit
Period                              Held           Redeemed         Index
--------------------------------------------------------------------------------
10 Years                            2.33%          2.33%            2.91%
5 Years                             1.85           1.85             1.28
1 Year                              0.77           0.77             0.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                                    Gross
--------------------------------------------------------------------------------
                                    1.06%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
2/28/2005                     $ 10,000               $ 10,000
2/28/2006                     $ 10,068               $ 10,230
2/28/2007                     $ 10,443               $ 10,743
2/29/2008                     $ 10,875               $ 11,659
2/28/2009                     $ 10,336               $ 11,935
2/28/2010                     $ 11,490               $ 12,503
2/28/2011                     $ 11,875               $ 12,751
2/29/2012                     $ 12,052               $ 12,974
2/28/2013                     $ 12,389               $ 13,112
2/28/2014                     $ 12,497               $ 13,219
2/28/2015                     $ 12,594               $ 13,325

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year were subject to a 1% contingent deferred sales charge (CDSC) through July 31, 2013. The CDSC for Class C shares was eliminated effective August 1, 2013. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                     Class C2 Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C2 shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                                    Barclays
                                                                    One- to
                                                                    Three-Year
                                                                    Government
                                    If             If               Credit
Period                              Held           Redeemed         Index
--------------------------------------------------------------------------------
10 Years                            2.34%          2.34%            2.91%
5 Years                             1.87           1.87             1.28
1 Year                              0.70           0.70             0.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                                    Gross
--------------------------------------------------------------------------------
                                    1.05%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
2/28/2005                     $ 10,000               $ 10,000
2/28/2006                     $ 10,068               $ 10,230
2/28/2007                     $ 10,443               $ 10,743
2/29/2008                     $ 10,875               $ 11,659
2/28/2009                     $ 10,336               $ 11,935
2/28/2010                     $ 11,490               $ 12,503
2/28/2011                     $ 11,875               $ 12,751
2/29/2012                     $ 12,052               $ 12,974
2/28/2013                     $ 12,389               $ 13,112
2/28/2014                     $ 12,516               $ 13,219
2/28/2015                     $ 12,603               $ 13,325

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for periods prior to the inception of Class C2 shares on August 1, 2013 is the net asset value performance of the Fund's Class C shares, which has not been restated to reflect any differences in expenses.

Class C2 shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 13

Performance Update | 2/28/15                                      Class K Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class K shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                                    Barclays
                                                                    One- to
                                                   Net              Three-Year
                                                   Asset            Government
                                                   Value            Credit
Period                                             (NAV)            Index
--------------------------------------------------------------------------------
10 Years                                           3.08%            2.91%
5 Years                                            2.47             1.28
1 Year                                             1.01             0.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                                                   Gross
--------------------------------------------------------------------------------
                                                   0.49%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
2/28/2005                     $ 10,000               $ 10,000
2/28/2006                     $ 10,173               $ 10,230
2/28/2007                     $ 10,633               $ 10,743
2/29/2008                     $ 11,165               $ 11,659
2/28/2009                     $ 10,700               $ 11,935
2/28/2010                     $ 11,994               $ 12,503
2/28/2011                     $ 12,493               $ 12,751
2/29/2012                     $ 12,786               $ 12,974
2/28/2013                     $ 13,235               $ 13,112
2/28/2014                     $ 13,414               $ 13,219
2/28/2015                     $ 13,550               $ 13,325

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class K shares for the period prior to the commencement of operations of Class K shares on December 1, 2014, is the net asset value performance of the Fund's Class A shares, which has not been restated to reflect any differences in expenses, including Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares generally are higher than those of Class K shares, the performance of Class K shares prior to their inception would have been higher than the performance shown. For the period beginning December 1, 2014, the actual performance of Class K shares is reflected. Class K shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Performance Update | 2/28/15                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Short Term Income Fund during the periods shown, compared to that of the Barclays One- to Three-Year Government/Credit Index.

Average Annual Total Returns
(As of February 28, 2015)
--------------------------------------------------------------------------------
                                                                    Barclays
                                                                    One- to
                                                   Net              Three-Year
                                                   Asset            Government
                                                   Value            Credit
Period                                             (NAV)            Index
--------------------------------------------------------------------------------
10 Years                                           3.38%            2.91%
5 Years                                            2.75             1.28
1 Year                                             1.16             0.80
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2014)
--------------------------------------------------------------------------------
                                                   Gross
--------------------------------------------------------------------------------
                                                   0.57%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                              Pioneer Short-Term     Barclays One- to Three-Year
                              Income Fund            Government/Credit Index
2/28/2005                     $ 5,000,000            $ 5,000,000
2/28/2006                     $ 5,097,895            $ 5,114,910
2/28/2007                     $ 5,353,229            $ 5,371,405
2/29/2008                     $ 5,636,537            $ 5,829,630
2/28/2009                     $ 5,409,509            $ 5,967,303
2/28/2010                     $ 6,088,162            $ 6,251,344
2/28/2011                     $ 6,363,531            $ 6,375,272
2/29/2012                     $ 6,530,055            $ 6,487,030
2/28/2013                     $ 6,781,414            $ 6,556,030
2/28/2014                     $ 6,893,046            $ 6,609,437
2/28/2015                     $ 6,973,259            $ 6,662,355

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000
    Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on actual returns from September 1, 2014*, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 9/1/14*
--------------------------------------------------------------------------------
Ending Account            $1,004.10   $1,002.90  $1,003.00  $1,002.30  $1,005.30
Value (after expenses)
on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid             $    4.02   $    5.16  $    5.16  $    1.14  $    2.93
During Period**
--------------------------------------------------------------------------------

* Period begins on December 1, 2014 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.04%, 1.04%, 0.46%, and 0.59% for Class A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (90/365 for Class K shares) (to reflect the one-half year period).

16 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Short Term Income Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from September 1, 2014*, through February 28, 2015.

--------------------------------------------------------------------------------
Share Class                   A           C          C2         K          Y
--------------------------------------------------------------------------------
Beginning Account         $1,000.00   $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 9/1/14*
--------------------------------------------------------------------------------
Ending Account            $1,020.78   $1,019.64  $1,019.64  $1,011.19  $1,021.87
Value (after expenses)
on 2/28/15
--------------------------------------------------------------------------------
Expenses Paid             $    4.06   $    5.21  $    5.21  $    1.14  $    2.96
During Period**
--------------------------------------------------------------------------------

* Period begins on December 1, 2014 (commencement of operations) for Class K shares.

** Expenses are equal to the Fund's annualized net expense ratio of 0.81%, 1.04%, 1.04%, 0.46%, and 0.59% for Class A, C, C2, K, and Y shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (90/365 for Class K shares) (to reflect the one-half year period).

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 17

Schedule of Investments | 2/28/15 (unaudited)

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             PREFERRED STOCKS -- 0.1%
                             INSURANCE -- 0.1%
                             Reinsurance -- 0.1%
     700,000                 Pangaea Re., 7/1/18 (Cat Bond) (d)                      $       756,700
                                                                                     ---------------
                             Total Insurance                                         $       756,700
----------------------------------------------------------------------------------------------------
                             TOTAL PREFERRED STOCKS
                             (Cost $702,100)                                         $       756,700
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- 15.5%
     676,972          0.37   321 Henderson Receivables I LLC, Floating Rate
                             Note, 6/15/41 (144A)                                    $       659,434
     500,000          0.98   ACA CLO 2006-2, Ltd., Floating Rate Note,
                             1/20/21 (144A)                                                  492,261
     369,279          0.49   ACAS CLO 2007-1, Ltd., Floating Rate Note, 4/20/21              366,556
     240,000          0.57   Accredited Mortgage Loan Trust 2005-2, Floating
                             Rate Note, 7/25/35                                              235,423
      38,047          6.50   ACE Securities Corp. Manufactured Housing Trust
                             Series 2003-MH1, Floating Rate Note,
                             8/15/30 (144A)                                                   38,278
     350,000          1.25   ACIS CLO 2014-4, Ltd., Floating Rate Note,
                             5/1/26 (144A)                                                   349,339
     446,331          0.89   Aegis Asset Backed Securities Trust Mortgage Pass-
                             Through Ctfs Series 2004-3, Floating Rate
                             Note, 9/25/34                                                   438,573
     145,320          1.27   Aegis Asset Backed Securities Trust Mortgage Pass-
                             Through Ctfs Series 2004-3, Floating Rate
                             Note, 9/25/34                                                   143,473
     120,709          0.54   Aegis Asset Backed Securities Trust Mortgage Pass-
                             Through Ctfs Ser 2005-4, Floating Rate
                             Note, 10/25/35                                                  118,771
     321,228                 Alterna Funding I LLC, 1.639%, 2/15/21 (144A)                   321,629
       8,564                 American Credit Acceptance Receivables Trust
                             2013-1, 1.45%, 4/16/18 (144A)                                     8,570
      37,280                 American Credit Acceptance Receivables Trust
                             2013-2, 1.32%, 2/15/17 (144A)                                    37,299
     161,424                 American Credit Acceptance Receivables Trust
                             2014-1, 1.14%, 3/12/18 (144A)                                   161,473
     220,260                 American Credit Acceptance Receivables Trust
                             2014-2, 0.99%, 10/10/17 (144A)                                  220,041
     267,513                 American Credit Acceptance Receivables Trust
                             2014-3, 0.99%, 8/10/18 (144A)                                   267,303
      16,825                 American Credit Acceptance Receivables Trust,
                             1.64%, 11/15/16 (144A)                                           16,830
     760,000          0.97   American Express Credit Account Secured Note
                             Trust 2012-4, Floating Rate Note, 5/15/20 (144A)                764,886
     100,000                 AmeriCredit Automobile Receivables Trust 2010-4,
                             6.4%, 4/9/18 (144A)                                             100,031

The accompanying notes are an integral part of these financial statements.

18 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------

                             ASSET BACKED SECURITIES -- (continued)
     100,000                 AmeriCredit Automobile Receivables Trust 2011-3,
                             4.04%, 7/10/17                                          $       101,600
      84,450                 AmeriCredit Automobile Receivables Trust 2011-5,
                             2.45%, 12/8/16                                                   84,519
     500,000                 AmeriCredit Automobile Receivables Trust 2012-4,
                             3.82%, 2/10/20 (144A)                                           512,693
     150,000                 AmeriCredit Automobile Receivables Trust 2013-1,
                             1.57%, 1/8/19                                                   149,732
      73,513                 AmeriCredit Automobile Receivables Trust 2013-4,
                             0.74%, 11/8/16                                                   73,514
     550,000                 AmeriCredit Automobile Receivables Trust 2013-4,
                             3.31%, 10/8/19                                                  563,691
     314,584          0.45   AmeriCredit Automobile Receivables Trust 2014-2,
                             Floating Rate Note, 10/10/17                                    314,402
     613,325          0.50   Ameriquest Mortgage Securities, Inc., Asset Backed
                             Pass-Through Ctfs Series 2005-R11, Floating Rate
                             Note, 1/25/36                                                   601,324
      73,915          3.92   Ameriquest Mortgage Securities, Inc., Asset-Backed
                             Pass-Through Ctfs Series 03-AR3, Floating Rate
                             Note, 6/25/33                                                    75,712
     284,175          0.84   Ameriquest Mortgage Securities, Inc., Asset-Backed
                             Pass-Through Ctfs Series 2005-R1, Floating Rate
                             Note, 3/25/35                                                   283,131
     456,734                 Ameriquest Mortgage Securities, Inc., Asset-Backed
                             Pass-Through Ctfs Series 2005-R9, 4.627277%,
                             11/25/35 (Step)                                                 468,383
     183,819          0.73   AMRESCO Residential Securities Corp Mortgage Loan
                             Trust 1997-3, Floating Rate Note, 9/25/27                       176,294
     121,726          0.72   ARI Fleet Lease Trust 2012-A, Floating Rate Note,
                             3/15/20 (144A)                                                  121,598
      29,106                 Ascentium Equipment Receivables 2012-1 LLC,
                             1.83%, 9/15/19 (144A)                                            29,106
     339,517                 Ascentium Equipment Receivables 2014-1 LLC,
                             1.04%, 1/10/17 (144A)                                           339,572
     700,000                 Ascentium Equipment Receivables 2014-1 LLC,
                             3.1%, 6/10/21 (144A)                                            706,472
     510,000                 Ascentium Equipment Receivables 2015-1 LLC,
                             3.24%, 1/10/22 (144A)                                           509,965
     606,340          3.69   Asset Backed Securities Corp Home Equity Loan
                             Trust Series 2003-HE1, Floating Rate Note, 1/15/33              614,476
     485,579          0.89   Asset Backed Securities Corp Home Equity Loan
                             Trust Series 2004-HE6, Floating Rate Note, 9/25/34              479,612
     108,585          0.88   Asset Backed Securities Corp Home Equity Loan
                             Trust Series 2005-HE3, Floating Rate Note, 4/25/35              107,173
      55,418          0.37   Asset Backed Securities Corp Home Equity Loan
                             Trust Series AEG 2006-HE1, Floating Rate
                             Note, 1/25/36                                                    52,827

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 19

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
     399,955                 AXIS Equipment Finance Receivables II LLC, 3.81%,
                             12/20/16                                                $       401,383
     699,922                 AXIS Equipment Finance Receivables II LLC, 4.94%,
                             7/20/18 (144A)                                                  706,795
     500,000          0.51   Barclays Dryrock Issuance Trust, Floating Rate Note,
                             3/16/20                                                         499,570
      65,805          0.80   Bayview Financial Acquisition Trust, Floating Rate
                             Note, 5/28/44                                                    65,737
     200,799          4.91   Bayview Financial Asset Trust 2003-A, Floating Rate
                             Note, 2/25/33 (144A)                                            202,467
   1,566,331          0.67   Bayview Financial Mortgage Pass-Through Trust
                             2005-C, Floating Rate Note, 6/28/44                           1,556,917
     103,686          0.52   Bayview Financial Mortgage Pass-Through Trust
                             2006-A, Floating Rate Note, 2/28/41                             103,470
     255,410          0.47   Bayview Financial Mortgage Pass-Through Trust
                             2006-B, Floating Rate Note, 4/28/36                             250,433
      35,788          0.44   Bayview Financial Mortgage Pass-Through Trust
                             2006-B, Floating Rate Note, 4/28/36                              35,091
     393,477          0.62   Bayview Financial Mortgage Pass-Through Trust
                             Series 2005-B, Floating Rate Note, 4/28/39                      389,707
     400,000          3.72   Bayview Opportunity Master Fund IIA Trust 2012-4NPL
                             Series III, Floating Rate Note, 2/28/35 (144A)                  400,000
     361,515          3.72   Bayview Opportunity Master Fund IIa Trust 2014-20NPL,
                             Floating Rate Note, 8/28/44 (144A)                              361,835
     263,634                 Bayview Opportunity Master Fund Trust IIIa 2014-12RPL,
                             3.6225%, 7/28/19 (Step) (144A)                                  263,262
      31,058                 BCMSC Trust 1998-A, 6.65%, 4/15/28                               31,097
     515,946          0.67   Bear Stearns Asset Backed Securities I Trust 2005-FR1,
                             Floating Rate Note, 6/25/35                                     507,847
      58,930          1.37   Bear Stearns Asset Backed Securities Trust 2004-2,
                             Floating Rate Note, 8/25/34                                      59,014
     216,221          0.66   Bear Stearns Asset Backed Securities Trust 2006-SD2,
                             Floating Rate Note, 6/25/36                                     212,359
      79,581          0.92   Bear Stearns Asset Backed Securities Trust, Floating
                             Rate Note, 2/25/35                                               79,540
     218,037          1.17   Bear Stearns Structured Products Trust 2007-EMX1,
                             Floating Rate Note, 3/25/37 (144A)                              213,231
         781                 Bush Truck Leasing LLC, 5.0%, 9/25/18 (144A)                        778
      69,267                 California Republic Auto Receivables Trust 2012-1,
                             1.18%, 8/15/17 (144A)                                            69,398
     413,000                 Capital Auto Receivables Asset Trust 2013-1,
                             1.74%, 10/22/18                                                 414,320
     125,000                 Capital Auto Receivables Asset Trust 2013-1,
                             2.19%, 9/20/21                                                  125,169
     300,000          0.35   Capital One Multi-Asset Execution Trust, Floating
                             Rate Note, 2/15/19                                              300,042

The accompanying notes are an integral part of these financial statements.

20 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
     540,000                 CarMax Auto Owner Trust 2013-3, 2.15%, 5/15/19          $       543,955
     566,284          0.91   Carrington Mortgage Loan Trust Series 2005-NC1,
                             Floating Rate Note, 2/26/35                                     565,854
   1,010,423          0.35   Carrington Mortgage Loan Trust Series 2006-OPT1,
                             Floating Rate Note, 12/25/35                                    978,289
     384,099          0.79   CDC Mortgage Capital Trust 2002-HE1, Floating
                             Rate Note, 1/25/33                                              352,068
     500,538                 Centerpoint Energy Transition Bond Co. II LLC,
                             5.17%, 8/1/19                                                   527,983
     404,615                 Centex Home Equity Loan Trust 2005-B, 4.893%,
                             3/25/33 (Step)                                                  404,491
     109,428          0.71   Chase Funding Trust Series 2003-3, Floating Rate
                             Note, 4/25/33                                                    99,618
     227,553                 Chase Funding Trust Series 2003-6, 4.277%,
                             11/27/34 (Step)                                                 230,496
     300,000                 Chase Issuance Trust, 0.59%, 8/15/17                            300,139
     750,000          0.38   Chase Issuance Trust, Floating Rate Note, 4/16/18               749,570
     750,000          0.30   Chase Issuance Trust, Floating Rate Note, 8/15/17               749,680
      96,613          0.62   Chesapeake Funding LLC, Floating Rate Note,
                             5/7/24 (144A)                                                    96,643
     250,000          2.02   Chesapeake Funding LLC, Floating Rate Note,
                             5/7/24 (144A)                                                   250,885
     500,000                 Citibank Credit Card Issuance Trust, 4.85%, 3/10/17             500,796
     500,000                 Citibank Credit Card Issuance Trust, 5.1%, 11/20/17             516,185
     497,922          0.37   Citigroup Mortgage Loan Trust 2006-SHL1, Floating
                             Rate Note, 11/27/45 (144A)                                      481,335
      60,260          1.19   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 11/25/34                                                   56,306
     425,710          0.92   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 5/25/35 (144A)                                            413,805
      33,979                 CNH Equipment Trust 2012-C, 0.57%, 12/15/17                      33,994
     276,010                 CNH Equipment Trust 2013-A, 0.69%, 6/15/18                      275,865
     525,000          0.77   CNH Wholesale Master Note Trust, Floating Rate
                             Note, 8/15/19 (144A)                                            526,172
     600,000          2.07   Colony American Homes 2014-2, Floating Rate
                             Note, 7/19/31 (144A)                                            591,325
     160,865                 Conseco Finance Corp., 7.55%, 4/15/32 (Step)                    162,837
     790,048          1.67   Conseco Finance Home Equity Loan Trust 2002-C,
                             Floating Rate Note, 4/15/32                                     774,824
     750,000                 Consumer Credit Origination Loan Trust 2015-1,
                             2.82%, 3/15/21 (144A)                                           749,958
     188,496          0.35   Countrywide Asset-Backed Certificates, Floating
                             Rate Note, 10/25/34                                             184,609
      72,666          0.76   Countrywide Asset-Backed Certificates, Floating
                             Rate Note, 11/25/35                                              71,794

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 21

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
     346,796          4.98   Countrywide Asset-Backed Certificates, Floating Rate
                             Note, 12/25/35                                          $       358,994
     384,528          1.07   Countrywide Asset-Backed Certificates, Floating Rate
                             Note, 3/25/35                                                   381,394
      70,844          0.99   Countrywide Asset-Backed Certificates, Floating Rate
                             Note, 5/25/35                                                    70,638
     900,000          0.79   Countrywide Asset-Backed Certificates, Floating Rate
                             Note, 6/25/33 (144A)                                            867,042
     511,222          0.72   Countrywide Asset-Backed Certificates, Floating Rate
                             Note, 9/25/34 (144A)                                            486,004
     355,367                 CPS Auto Receivables Trust 2013-A, 1.89%,
                             6/15/20 (144A)                                                  354,635
      75,552                 CPS Auto Receivables Trust 2013-B, 1.82%,
                             9/15/20 (144A)                                                   75,443
     130,283                 CPS Auto Receivables Trust 2014-A, 1.21%, 8/15/18               129,989
     196,526                 Credit Acceptance Auto Loan Trust 2012-2, 1.52%,
                             3/16/20 (144A)                                                  196,993
   1,000,000                 Credit Acceptance Auto Loan Trust 2013-2, 1.5%,
                             4/15/21 (144A)                                                1,002,631
   1,000,000                 Credit Acceptance Auto Loan Trust 2014-2, 2.67%,
                             9/15/22 (144A)                                                1,002,114
      27,928          5.15   CWABS Asset-Backed Certificates Trust 2005-1,
                             Floating Rate Note, 2/25/33                                      28,076
     750,000                 Dell Equipment Finance Trust 2014-1, 2.68%,
                             6/22/20 (144A)                                                  752,023
     404,721                 Diamond Resorts Owner Trust 2013-2, 2.62%,
                             5/20/26 (144A)                                                  407,025
      18,001                 Direct Capital Funding V LLC, 1.673%, 12/20/17
                             (144A)                                                           18,012
     750,000                 Direct Capital Funding V LLC, 4.83%, 11/20/20
                             (144A)                                                          763,094
     600,000          0.35   Discover Card Execution Note Trust, Floating Rate
                             Note, 10/15/18                                                  599,478
     655,362          3.10   Drug Royalty II LP 2, Floating Rate Note,
                             7/15/23 (144A)                                                  665,839
      86,094                 DT Auto Owner Trust 2013-1, 1.67%, 2/15/19 (144A)                86,135
     472,794          1.07   Ellington Loan Acquisition Trust 2007-1, Floating
                             Rate Note, 5/26/37 (144A)                                       464,869
     201,619          0.64   Encore Credit Receivables Trust 2005-3, Floating
                             Rate Note, 10/25/35                                             201,244
     351,101          0.91   Equity One Mortgage Pass-Through Trust 2003-1,
                             Floating Rate Note, 8/25/33                                     345,461
     460,229          4.14   Equity One Mortgage Pass-Through Trust 2004-1,
                             Floating Rate Note, 4/25/34                                     467,187
     486,710          4.62   Equity One Mortgage Pass-Through Trust 2004-2,
                             Floating Rate Note, 7/25/34                                     501,962

The accompanying notes are an integral part of these financial statements.

22 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
     247,602                 Exeter Automobile Receivables Trust 2014-2,
                             1.06%, 8/15/18                                          $       246,667
     974,967          2.17   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 10/25/23                                             985,218
     238,006                 Federal Home Loan Banks, 2.9%, 4/20/17                          245,446
     188,231          0.47   FHLMC Structured Pass Through Securities, Floating
                             Rate Note, 12/25/29                                             184,815
     105,760          1.25   Fieldstone Mortgage Investment Trust Series 2005-1,
                             Floating Rate Note, 3/25/35                                     105,733
     272,810          1.67   First Franklin Mortgage Loan Trust 2002-FFA, Floating
                             Rate Note, 9/25/32                                              265,958
     416,687          1.47   First Franklin Mortgage Loan Trust 2003-FFC, Floating
                             Rate Note, 11/25/32                                             397,010
     496,478          0.68   First Franklin Mortgage Loan Trust 2005-FFH3, Floating
                             Rate Note, 9/25/35                                              493,607
      35,374                 First Investors Auto Owner Trust 2012-2, 1.47%,
                             5/15/18 (144A)                                                   35,437
      55,000                 First Investors Auto Owner Trust 2013-1, 1.81%,
                             10/15/18 (144A)                                                  55,252
     200,000                 First Investors Auto Owner Trust 2013-1, 2.02%,
                             1/15/19 (144A)                                                  199,471
     465,376                 First Investors Auto Owner Trust 2013-2, 1.23%,
                             3/15/19 (144A)                                                  466,116
     300,000                 First Investors Auto Owner Trust 2013-3, 2.32%,
                             10/15/19 (144A)                                                 302,569
     857,912          0.57   First NLC Trust 2005-2, Floating Rate Note, 9/25/35             854,117
     282,801          0.63   Flagstar Home Equity Loan Trust 2005-1, Floating
                             Rate Note, 6/25/18 (144A)                                       281,327
     217,705          0.51   Foothill CLO, Ltd., Floating Rate Note, 2/22/21 (144A)          216,480
     100,000                 Ford Credit Auto Owner Trust 2013-D, 1.54%, 3/15/19              99,818
      88,681                 Ford Credit Auto Owner Trust 2014-A, 0.48%,
                             11/15/16                                                         88,678
      53,483          0.50   Fore CLO, Ltd., Floating Rate Note, 7/20/19 (144A)               53,389
     553,000          2.11   Four Corners CLO II, Ltd., Floating Rate Note,
                             1/26/20 (144A)                                                  533,960
     570,261          1.62   Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 11/25/23                             570,632
     299,496          0.50   Gale Force 3 CLO, Ltd., Floating Rate Note,
                             4/19/21 (144A)                                                  296,509
     130,117          0.54   GE Business Loan Trust 2003-2 REMICS, Floating
                             Rate Note, 11/15/31 (144A)                                      125,218
     366,418          0.46   GE Business Loan Trust 2004-1, Floating Rate
                             Note, 5/15/32 (144A)                                            354,149
     713,111          0.35   GE Business Loan Trust 2006-2, Floating Rate
                             Note, 11/15/34 (144A)                                           680,309
     256,000          0.61   GE Dealer Floorplan Master Note Trust, Floating
                             Rate Note, 10/20/17                                             256,133

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 23

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
      40,504                 GE Equipment Small Ticket LLC Series 2013-1,
                             0.73%, 1/25/16 (144A)                                   $        40,520
     753,208                 GLC Trust 2013-1, 3.0%, 7/15/21 (144A)                          748,501
     431,159                 Global Container Assets 2013-1, Ltd., 2.2%,
                             11/5/28 (144A)                                                  430,381
   1,113,185                 GMAT 2013-1 Trust, 3.9669%, 8/25/53 (Step)                    1,122,515
     300,000          0.87   Gracechurch Card Funding Plc, Floating Rate Note,
                             6/15/17 (144A)                                                  300,277
      73,725          0.84   GreenPoint Mortgage Funding Trust 2005-HE1,
                             Floating Rate Note, 9/25/34                                      73,501
      82,873          0.42   GSAA Home Equity Trust 2005-11, Floating Rate
                             Note, 10/25/35                                                   82,329
     461,624          0.96   GSAA Trust, Floating Rate Note, 6/25/35                         457,929
     321,903          0.60   GSAA Trust, Floating Rate Note, 6/25/35                         302,261
      91,217          0.92   GSAMP Trust 2005-HE1, Floating Rate Note, 12/25/34               89,170
     389,554          0.47   GSAMP Trust 2006-SEA1, Floating Rate Note,
                             5/25/36 (144A)                                                  384,877
     239,211          1.52   GSRPM Mortgage Loan Trust 2003-2, Floating Rate
                             Note, 6/25/33                                                   229,859
     166,529          0.47   GSRPM Mortgage Loan Trust 2006-1, Floating Rate
                             Note, 3/25/35 (144A)                                            163,372
     164,305          0.47   GSRPM Mortgage Loan Trust 2006-2, Floating Rate
                             Note, 9/25/36 (144A)                                            155,832
      29,169                 Hercules Capital Funding Trust 2012-1, 3.32%,
                             12/16/17 (144A)                                                  29,369
     300,000          0.57   Hertz Fleet Lease Funding LP, Floating Rate Note,
                             4/10/28 (144A)                                                  299,582
     641,614                 Hilton Grand Vacations Trust 2014-A, 2.07%,
                             11/25/26 (144A)                                                 632,331
   1,706,000                 HLSS Servicer Advance Receivables Trust, 1.4953%,
                             1/16/46 (144A)                                                1,684,675
     250,000                 HLSS Servicer Advance Receivables Trust, 1.7436%,
                             1/16/46 (144A)                                                  250,050
     350,000                 HLSS Servicer Advance Receivables Trust, 4.94%,
                             10/15/45 (144A)                                                 350,035
       1,224          0.83   Home Equity Asset Trust 2005-3, Floating Rate
                             Note, 8/25/35                                                     1,223
      62,866          0.34   Home Equity Asset Trust 2006-4, Floating Rate
                             Note, 8/25/36                                                    61,654
     356,266          0.28   Home Equity Asset Trust 2006-8, Floating Rate
                             Note, 3/25/37                                                   350,924
     235,916          1.31   Home Equity Mortgage Trust 2005-2, Floating Rate
                             Note, 7/25/35                                                   234,301
     255,010                 Home Equity Mortgage Trust, 5.821%, 4/25/35 (Step)              260,731
      86,761                 Home Loan Trust 2003-HI1, 5.77%, 4/25/28 (Step)                  89,306
     191,608          0.59   HomeBanc Mortgage Trust 2005-2, Floating Rate
                             Note, 5/25/25                                                   190,655

The accompanying notes are an integral part of these financial statements.

24 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
     344,517          0.63   Homestar Mortgage Acceptance Corp., Floating Rate
                             Note, 1/25/35                                           $       343,021
      41,954                 Honda Auto Receivables 2012-2 Owner Trust,
                             0.7%, 2/16/16                                                    41,963
     241,390                 Honda Auto Receivables 2013-2 Owner Trust,
                             0.53%, 2/16/17                                                  241,338
     222,393                 Horizon Funding Trust 2013-1, 3.0%, 5/15/18 (144A)              223,366
   1,478,453          0.41   HSBC Home Equity Loan Trust USA 2006-3, Floating
                             Rate Note, 3/20/36                                            1,466,764
     134,014          0.36   HSI Asset Securitization Corp. Trust 2006-OPT1,
                             Floating Rate Note, 12/25/35                                    131,235
     500,000                 Hyundai Auto Receivables Trust 2014-B, 2.1%,
                             11/15/19                                                        500,554
      17,840          1.17   Hyundai Capital Auto Funding VIII, Ltd., Floating
                             Rate Note, 9/20/16 (144A)                                        17,842
     600,000          1.77   Invitation Homes 2014-SFR2 Trust, Floating Rate
                             Note, 9/18/31 (144A)                                            598,702
     285,443          0.48   Inwood Park CDO, Ltd., Floating Rate Note,
                             1/20/21 (144A)                                                  283,658
     105,671                 Irwin Home Equity Loan Trust 2005-1, 5.32%,
                             6/25/35 (Step)                                                  104,029
     543,477          1.67   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                             Rate Note, 6/25/28                                              537,891
     125,313          3.17   Irwin Whole Loan Home Equity Trust 2003-C, Floating
                             Rate Note, 6/25/28                                              125,274
     190,942          4.67   Irwin Whole Loan Home Equity Trust 2003-D, Floating
                             Rate Note, 11/25/28                                             189,655
     937,928          0.64   Irwin Whole Loan Home Equity Trust 2005-B, Floating
                             Rate Note, 12/25/29                                             919,659
      38,581          0.85   IXIS Real Estate Capital Trust 2005-HE4, Floating
                             Rate Note, 2/25/36                                               37,901
     176,969          0.32   JP Morgan Mortgage Acquisition Trust 2006-ACC1,
                             Floating Rate Note, 5/25/36                                     175,614
     375,000          1.71   KKR Financial CLO 2007-1, Ltd., Floating Rate Note,
                             5/15/21 (144A)                                                  370,497
     155,148                 Leaf Receivables Funding 8 LLC, 1.55%,
                             11/15/17 (144A)                                                 155,461
     311,966                 Leaf Receivables Funding 8 LLC, 2.67%,
                             9/15/20 (144A)                                                  313,545
     846,625          0.62   Lehman ABS Manufactured Housing Contract Trust
                             2002-A, Floating Rate Note, 6/15/33                             824,388
     310,083          2.42   Madison Avenue Manufactured Housing Contract
                             Trust 2002-A, Floating Rate Note, 3/25/32                       309,975
     406,218                 Marriott Vacation Club Owner Trust 2012-1, 3.5%,
                             5/20/30 (144A)                                                  417,061
       2,167          0.54   Mastr Asset Backed Securities Trust 2005-WF1,
                             Floating Rate Note, 6/25/35                                       2,163

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 25

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
      46,612          0.85   Mastr Asset Backed Securities Trust 2005-WMC1,
                             Floating Rate Note, 3/25/35                             $        46,492
     598,897          0.40   Mastr Asset Backed Securities Trust 2006-AB1
                             REMICS, Floating Rate Note, 2/25/36                             594,260
     169,105          0.36   Mastr Asset Backed Securities Trust 2006-NC1,
                             Floating Rate Note, 1/25/36                                     166,802
     287,114          0.47   Mastr Specialized Loan Trust, Floating Rate Note,
                             1/25/36 (144A)                                                  278,983
     482,172          0.63   Morgan Stanley ABS Capital I Inc Trust 2004-SD3,
                             Floating Rate Note, 6/25/34 (144A)                              482,294
     192,573          0.91   Morgan Stanley ABS Capital I Inc Trust 2005-WMC5,
                             Floating Rate Note, 6/25/35                                     191,571
     389,040          0.80   Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2,
                             Floating Rate Note, 3/25/35                                     385,507
     647,663          0.49   Morgan Stanley Home Equity Loan Trust 2005-4,
                             Floating Rate Note, 9/25/35                                     634,270
      89,317          0.67   Motor 2013-1 Plc, Floating Rate Note, 2/25/21 (144A)             89,390
     695,732                 MVW Owner Trust 2014-1, 2.7%, 9/20/31 (144A)                    687,731
     474,507                 Nations Equipment Finance Funding II LLC,
                             3.276%, 1/22/19 (144A)                                          476,367
     650,000                 Navitas Equipment Receivables LLC 2013-1,
                             3.63%, 2/15/17                                                  651,433
     750,000          1.67   NCF Dealer Floorplan Master Trust, Floating Rate
                             Note, 10/20/20 (144A)                                           749,413
     334,713          0.87   New Century Home Equity Loan Trust 2005-1, Floating
                             Rate Note, 3/25/35                                              334,875
     103,023          0.44   Nissan Auto Lease Trust 2013-B, Floating Rate
                             Note, 1/15/16                                                   103,027
     560,000          1.75   NovaStar Mortgage Funding Trust Series 2004-3,
                             Floating Rate Note, 12/25/34                                    533,169
   1,457,000          1.82   NovaStar Mortgage Funding Trust Series 2004-4,
                             Floating Rate Note, 3/25/35                                   1,431,839
      97,037          1.25   NovaStar Mortgage Funding Trust Series 2004-4,
                             Floating Rate Note, 3/25/35                                      97,055
     343,117                 Oak Hill Advisors Residential Loan Trust 2014-NPL1,
                             2.8828%, 5/25/54 (Step) (144A)                                  343,570
     437,387          0.43   Option One Mortgage Loan Trust 2005-4 Asset-Backed
                             Certificates Series 2005-4, Floating Rate
                             Note, 11/25/35                                                  431,686
     227,149          1.30   Option One Woodbridge Loan Trust 2002-1, Floating
                             Rate Note, 3/25/32 (144A)                                       224,573
     263,705                 Orange Lake Timeshare Trust 2012-A, 4.87%,
                             3/10/27 (144A)                                                  275,139
     232,149          5.91   Origen Manufactured Housing Contract Trust 2004-A,
                             Floating Rate Note, 1/15/35                                     244,596
     360,847          5.46   Origen Manufactured Housing Contract Trust 2004-B,
                             Floating Rate Note, 11/15/35                                    368,823

The accompanying notes are an integral part of these financial statements.

26 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
     222,878          5.41   Origen Manufactured Housing Contract Trust 2005-A,
                             Floating Rate Note, 6/15/36                             $       228,703
     700,000                 Oscar US Funding Trust 2014-1, 1.0%,
                             8/15/17 (144A)                                                  699,122
     757,983          1.30   Park Place Securities Inc Asset-Backed Pass-Through
                             Certificates Series 2004-MHQ, Floating Rate
                             Note, 12/25/34                                                  760,121
      12,241          1.10   Park Place Securities, Inc. Asset-Backed Pass-Through
                             Certificates Series 2004-WCW2, Floating Rate
                             Note, 10/25/34                                                   12,240
     487,897          0.54   Park Place Securities, Inc. Asset-Backed Pass-Through
                             Certificates Series 2005-WHQ4, Floating Rate
                             Note, 9/25/35                                                   484,371
       9,747          0.92   People's Choice Home Loan Securities Trust Series
                             2005-3, Floating Rate Note, 8/25/35                               9,733
     800,000          0.72   PFS Financing Corp., Floating Rate Note,
                             2/15/18 (144A)                                                  799,904
     430,000          0.77   PFS Financing Corp., Floating Rate Note,
                             2/15/19 (144A)                                                  429,519
     310,619                 PFS Tax Lien Trust 2014-1, 1.44%, 5/15/29                       311,035
     516,009                 Popular ABS Mortgage Pass-Through Trust 2004-4,
                             4.77804%, 9/25/34 (Step)                                        492,384
   1,000,000                 Progreso Receivables Funding I LLC, 4.0%,
                             7/9/18 (144A)                                                 1,006,250
   1,370,000                 Progreso Receivables Funding II LLC, 3.5%,
                             7/8/19 (144A)                                                 1,370,856
   1,000,000          2.42   Progress Residential 2014-SFR1 Trust, Floating Rate
                             Note, 10/17/31 (144A)                                         1,001,301
     930,221          0.83   Quest Trust REMICS, Floating Rate Note,
                             3/25/34 (144A)                                                  905,895
     293,126          1.12   RAAC Series 2005-RP1 Trust, Floating Rate Note,
                             7/25/37 (144A)                                                  289,426
     123,383          0.82   RAAC Series 2005-RP2 Trust, Floating Rate Note,
                             6/25/35 (144A)                                                  123,472
     358,279          0.42   RAAC Series 2006-RP2 Trust, Floating Rate Note,
                             2/25/37 (144A)                                                  353,966
     369,582          5.06   RAMP Series 2003-RS9 Trust, Floating Rate Note,
                             10/25/33                                                        363,646
     288,926          1.10   RAMP Series 2004-RS11 Trust, Floating Rate
                             Note, 11/25/34                                                  284,669
     135,198          0.67   RAMP Series 2005-RS6 Trust, Floating Rate
                             Note, 6/25/35                                                   133,802
       2,726          0.65   RASC Series 2005-EMX2 Trust, Floating Rate
                             Note, 7/25/35                                                     2,724
     131,230          2.42   RFSC Series 2004-RP1 Trust, Floating Rate Note,
                             11/25/42 (144A)                                                 129,969

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 27

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
      77,936                 Santander Drive Auto Receivables Trust 2011-2,
                             3.28%, 6/15/16                                          $        78,039
     125,000                 Santander Drive Auto Receivables Trust 2012-5,
                             2.7%, 8/15/18                                                   126,926
     345,373          0.72   SASCO Mortgage Loan Trust 2005-GEL1, Floating
                             Rate Note, 12/25/34                                             336,502
     123,398          0.73   SASCO Mortgage Loan Trust 2005-GEL2, Floating
                             Rate Note, 4/25/35                                              122,093
      66,758          2.65   SASCO Mortgage Pass-Through Certificates Series
                             2004-S4, Floating Rate Note, 12/25/34                            66,736
     442,027          0.63   Saxon Asset Securities Trust 2005-3, Floating Rate
                             Note, 11/25/35                                                  433,529
     401,491          0.40   Saxon Asset Securities Trust 2005-4, Floating Rate
                             Note, 11/25/37                                                  394,707
     404,106          0.87   SBI Home Equity Loan Trust 2006-1, Floating Rate
                             Note, 8/25/36 (144A)                                            393,043
     377,487                 Sierra Timeshare 2012-2 Receivables Funding LLC,
                             2.38%, 3/20/29 (144A)                                           380,820
     423,498                 Sierra Timeshare 2012-3 Receivables Funding LLC,
                             1.87%, 8/20/29 (144A)                                           424,332
      53,122                 Sierra Timeshare 2013-1 Receivables Funding LLC,
                             2.39%, 11/20/29 (144A)                                           53,190
     107,592                 Sierra Timeshare 2013-2 Receivables Funding LLC,
                             2.92%, 11/20/25 (144A)                                          108,334
     358,639                 Sierra Timeshare 2013-2 Receivables Funding LLC,
                             4.75%, 11/20/25 (144A)                                          367,697
     750,000          2.22   Silver Bay Realty 2014-1 Trust, Floating Rate Note,
                             9/18/31 (144A)                                                  745,184
     380,000          1.01   SLM Student Loan Trust 2004-10, Floating Rate Note,
                             4/27/26 (144A)                                                  377,135
     386,437          0.60   SMART Trust/Australia, Floating Rate Note, 1/17/17              386,307
     476,783          0.47   SMART Trust/Australia, Floating Rate Note, 8/15/16              476,796
      19,061                 SNAAC Auto Receivables Trust 2013-1, 1.14%,
                             7/16/18 (144A)                                                   19,071
     216,916                 SNAAC Auto Receivables Trust, 4.38%,
                             6/15/17 (144A)                                                  217,301
      48,411          0.95   Soundview Home Loan Trust 2005-3, Floating Rate
                             Note, 6/25/35                                                    48,131
     205,848          0.43   Soundview Home Loan Trust 2005-OPT4, Floating
                             Rate Note, 12/25/35                                             202,115
     356,013          0.37   Southern Pacific Secured Asset Corp., Floating Rate
                             Note, 3/25/28                                                   282,367
     790,207          0.47   Specialty Underwriting & Residential Finance Trust
                             Series 2006-BC1, Floating Rate Note, 12/25/36                   765,103
     871,804                 SpringCastle America Funding LLC, 2.7%, 5/25/23                 874,118
   1,148,119                 Springleaf Funding Trust 2013-A, 2.58%,
                             9/15/21 (144A)                                                1,150,114

The accompanying notes are an integral part of these financial statements.

28 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             ASSET BACKED SECURITIES -- (continued)
   1,000,000                 Springleaf Funding Trust 2014-A, 2.41%,
                             12/15/22 (144A)                                         $       998,569
     246,151                 Stanwich Mortgage Loan Trust, 2.9814%,
                             2/16/43 (144A)                                                  244,920
     331,921                 STORE Master Funding LLC, 5.77%, 8/20/42 (144A)                 359,447
     604,886          0.89   Structured Asset Investment Loan Trust 2005-6,
                             Floating Rate Note, 7/25/35                                     604,311
      26,387          0.53   Structured Asset Securities Corp. Mortgage Loan
                             Trust 2005-WF4, Floating Rate Note, 11/25/35                     26,351
     817,673                 Sunset Mortgage Loan Co 2014-NPL2 LLC,
                             3.721%, 11/16/44 (Step) (144A)                                  820,721
     770,453                 SVO 2012-A VOI Mortgage LLC, 2.0%, 9/20/29 (144A)               763,860
     693,910          1.47   SWAY Residential 2014-1 Trust, Floating Rate Note,
                             1/20/32 (144A)                                                  692,618
     323,427                 TAL Advantage V LLC, 1.7%, 5/20/39 (144A)                       320,158
     163,213          1.11   Terwin Mortgage Trust Series TMTS 2003-8HE, Floating
                             Rate Note, 12/25/34                                             158,745
     140,701          0.62   Terwin Mortgage Trust Series TMTS 2005-10HE, Floating
                             Rate Note, 6/25/36                                              140,234
     120,706                 Terwin Mortgage Trust Series TMTS 2005-14HE,
                             4.8492%, 8/25/36 (Step)                                         124,260
     250,000          1.42   Trade MAPS 1, Ltd., Floating Rate Note,
                             12/10/18 (144A)                                                 250,011
     525,000          2.57   Trafigura Securitisation Finance Plc, Floating Rate
                             Note, 10/15/15 (144A)                                           525,984
     400,000          1.12   Trafigura Securitisation Finance Plc. 2014-1, Floating
                             Rate Note, 4/16/18 (144A)                                       400,172
     700,000                 United Auto Credit Securitization Trust 2014-1,
                             2.38%, 10/15/18 (144A)                                          695,214
     766,065                 VOLT XIX LLC, 3.875%, 4/26/55 (Step)                            769,135
      97,850          0.91   Wachovia Mortgage Loan Trust Series 2005-WMC1,
                             Floating Rate Note, 10/25/35                                     97,122
      56,738          0.55   Wells Fargo Home Equity Asset-Backed Securities
                             2005-3 Trust, Floating Rate Note, 12/25/35                       56,089
     738,812                 Westgate Resorts 2012-A LLC, 2.25%, 8/20/25 (144A)              737,889
     199,826                 Westgate Resorts 2012-A LLC, 3.75%, 8/20/25 (144A)              200,985
      88,760                 Westgate Resorts LLC, 2.5%, 3/20/25 (144A)                       88,871
     584,757                 Westgate Resorts LLC, 9.5%, 2/20/25 (144A)                      603,023
      55,571                 Westlake Automobile Receivables Trust 2013-1,
                             1.12%, 1/15/18 (144A)                                            55,622
----------------------------------------------------------------------------------------------------
                             TOTAL ASSET BACKED SECURITIES
                             (Cost $103,996,451)                                     $   104,092,894
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 29

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- 38.6%
     183,929                 A10 Securitization 2013-1 LLC, 2.4%,
                             11/17/25 (144A)                                         $       184,518
   1,016,060                 A10 Term Asset Financing 2013-2 LLC, 2.62%,
                             11/15/27 (144A)                                               1,023,233
     700,000          1.62   ACRE Commercial Mortgage Trust 2014-FL2, Floating
                             Rate Note, 8/15/31 (144A)                                       698,589
     253,506          0.95   Adjustable Rate Mortgage Trust 2005-2, Floating Rate
                             Note, 6/25/35                                                   247,832
     294,937          0.45   Adjustable Rate Mortgage Trust 2005-5, Floating Rate
                             Note, 9/25/35                                                   275,689
     125,624          0.62   Alternative Loan Trust 2003-14T1, Floating Rate
                             Note, 8/25/18                                                   119,469
     170,909                 Alternative Loan Trust 2003-J1, 4.75%, 10/25/33                 174,506
     119,375                 Alternative Loan Trust 2004-4CB, 4.25%, 4/25/34                 121,113
     336,142          0.75   Alternative Loan Trust 2004-6CB, Floating Rate
                             Note, 4/25/34                                                   325,918
      90,662                 American Home Mortgage Investment Trust 2004-3,
                             5.01%, 10/25/34 (Step)                                           90,828
     665,000          1.60   American Homes 4 Rent 2014-SFR1, Floating Rate
                             Note, 6/17/31                                                   657,003
     715,950          0.47   ASG Resecuritization Trust 2010-3, Floating Rate
                             Note, 12/29/45 (144A)                                           688,091
     800,000          2.37   BAMLL Commercial Mortgage Securities Trust
                             2014-FL1, Floating Rate Note, 12/17/31 (144A)                   802,690
     580,000          1.27   BAMLL Commercial Mortgage Securities Trust
                             2014-ICTS, Floating Rate Note, 6/15/28 (144A)                   579,614
     114,513          0.62   Banc of America Alternative Loan Trust 2003-10,
                             Floating Rate Note, 12/25/33                                    113,536
      88,564                 Banc of America Alternative Loan Trust 2004-2,
                             5.5%, 3/25/19                                                    90,363
     140,322                 Banc of America Alternative Loan Trust 2004-4,
                             5.25%, 5/25/19                                                  140,258
   1,450,000          5.37   Banc of America Commercial Mortgage Trust 2006-1,
                             Floating Rate Note, 9/10/45                                   1,477,434
   1,000,000          5.46   Banc of America Commercial Mortgage Trust 2006-1,
                             Floating Rate Note, 9/10/45                                   1,026,713
   1,750,000          5.42   Banc of America Commercial Mortgage Trust 2006-1,
                             Floating Rate Note, 9/10/45                                   1,803,018
   1,807,808                 Banc of America Commercial Mortgage Trust 2006-4
                             REMICS, 5.634%, 7/10/46                                       1,880,041
     109,420                 Banc of America Funding 2003-3 Trust, 5.5%,
                             10/25/33                                                        113,465
     483,252          0.53   Banc of America Funding 2004-B Trust, Floating
                             Rate Note, 12/20/34                                             471,248
     769,617                 Banc of America Merrill Lynch Commercial
                             Mortgage, Inc., 4.933%, 7/10/45                                 774,106

The accompanying notes are an integral part of these financial statements.

30 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
   1,105,581          5.12   Banc of America Merrill Lynch Commercial Mortgage,
                             Inc., Floating Rate Note, 10/10/45                      $     1,116,745
   1,475,369          5.15   Banc of America Merrill Lynch Commercial Mortgage,
                             Inc., Floating Rate Note, 9/10/47                             1,496,008
     243,224          2.63   Banc of America Mortgage 2003-F Trust, Floating
                             Rate Note, 7/25/33                                              244,325
   1,059,245          2.72   Banc of America Mortgage 2003-H Trust, Floating
                             Rate Note, 9/25/33                                            1,047,300
     505,977          2.66   Banc of America Mortgage 2004-D Trust, Floating
                             Rate Note, 5/25/34                                              506,498
      12,079                 Banc of America Mortgage Trust 2004-7,
                             4.5%, 8/25/19                                                    11,953
     394,484          0.71   Bayview Commercial Asset Trust 2004-1, Floating
                             Rate Note, 4/25/34 (144A)                                       375,974
     733,816          0.54   Bayview Commercial Asset Trust 2004-3, Floating
                             Rate Note, 1/25/35 (144A)                                       676,476
   1,924,488                 Bayview Commercial Asset Trust 2007-2, 7/25/37
                             (Step) (144A) (c) (d)                                                --
   1,397,420                 Bayview Commercial Asset Trust 2007-4, 3.4899%,
                             9/25/37 (Step) (144A) (c)                                        63,722
     342,423                 Bayview Opportunity Master Fund IIA Trust 2012-4NPL,
                             3.9496%, 1/28/34 (Step)                                         339,487
     621,989          2.78   BCAP LLC 2009-RR13-I Trust, Floating Rate Note,
                             9/26/35 (144A)                                                  636,627
     350,427          2.45   BCAP LLC 2013-RR3 Trust, Floating Rate Note,
                             5/28/36 (144A)                                                  353,159
     324,920          2.97   BCAP LLC 2013-RR7 Trust, Floating Rate Note,
                             12/27/34                                                        336,915
     366,687          1.01   Bear Stearns ALT-A Trust 2004-11, Floating Rate
                             Note, 11/25/34                                                  358,425
   1,064,588          0.87   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                                 1,040,701
     379,137          1.01   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                                   344,326
   1,037,423          1.01   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                                 1,002,987
     609,179          0.87   Bear Stearns ALT-A Trust 2004-12, Floating Rate
                             Note, 1/25/35                                                   591,691
      96,390          0.91   Bear Stearns ALT-A Trust 2004-13, Floating Rate
                             Note, 11/25/34                                                   95,649
     852,332          0.77   Bear Stearns ALT-A Trust 2004-4, Floating Rate
                             Note, 6/25/34                                                   815,997
     264,023          2.50   Bear Stearns ARM Trust 2003-3, Floating Rate
                             Note, 5/25/33                                                   264,754
      97,035          2.76   Bear Stearns ARM Trust 2004-10 REMICS, Floating
                             Rate Note, 1/25/35                                               94,151

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 31

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
      86,900          2.75   Bear Stearns ARM Trust 2004-3, Floating Rate
                             Note, 7/25/34                                           $        85,995
     958,403          5.40   Bear Stearns Commercial Mortgage Securities Trust
                             2005-PWR10, Floating Rate Note, 12/11/40                        977,728
     550,000          5.21   Bear Stearns Commercial Mortgage Securities Trust
                             2005-PWR7, Floating Rate Note, 2/11/41                          550,297
     415,000                 Bear Stearns Commercial Mortgage Securities Trust
                             2005-PWR8, 4.75%, 6/11/41                                       418,283
   1,712,385                 Bear Stearns Commercial Mortgage Securities Trust
                             2005-PWR9, 4.871%, 9/11/42                                    1,724,459
   1,160,000          4.99   Bear Stearns Commercial Mortgage Securities Trust
                             2005-PWR9, Floating Rate Note, 9/11/42                        1,181,350
   1,799,756          5.14   Bear Stearns Commercial Mortgage Securities Trust
                             2005-TOP20, Floating Rate Note, 10/12/42                      1,819,987
     222,287                 Bear Stearns Commercial Mortgage Securities Trust
                             2006-PWR14, 5.171%, 12/11/38                                    226,336
   1,056,403          5.57   Bear Stearns Commercial Mortgage Securities Trust
                             2006-TOP22, Floating Rate Note, 4/12/38                       1,088,604
     109,423          3.09   Bear Stearns Mortgage Securities, Inc., Floating Rate
                             Note, 6/25/30                                                   111,943
     361,837          0.87   Bella Vista Mortgage Trust 2004-1, Floating Rate
                             Note, 11/20/34                                                  321,885
   1,610,000          1.52   BLCP Hotel Trust, Floating Rate Note, 8/15/29 (144A)          1,591,164
     430,000          1.92   Boca Hotel Portfolio Trust 2013-BOCA, Floating Rate
                             Note, 8/17/26 (144A)                                            430,116
     116,106                 CAM Mortgage Trust 2014-2, 2.6%, 12/15/53
                             (Step) (144A)                                                   116,104
     329,623          0.49   Castle Garden Funding, Floating Rate Note,
                             10/27/20 (144A)                                                 329,304
     872,807          5.23   CD 2005-CD1 Commercial Mortgage Trust, Floating
                             Rate Note, 7/15/44                                              881,133
   2,015,025          5.30   CD 2006-CD2 Mortgage Trust, Floating Rate
                             Note, 1/15/46                                                 2,061,836
   1,340,000          2.67   CDGJ Commercial Mortgage Trust 2014-BXCH,
                             Floating Rate Note, 12/15/27 (144A)                           1,341,372
     478,916                 Cendant Mortgage Corp., 6.25%, 3/25/32 (144A)                   499,371
   1,000,000                 Cent CLO 16 LP, 2.52%, 8/1/24 (144A)                            996,130
     310,000          1.37   CGBAM Commercial Mortgage Trust 2014-HD, Floating
                             Rate Note, 2/18/31 (144A)                                       309,151
   1,630,000          1.12   CG-CCRE Commercial Mortgage Trust 2014-FL1,
                             Floating Rate Note, 6/16/31 (144A)                            1,627,998
   1,720,000          2.07   CGWF Commercial Mortgage Trust 2013-RKWH
                             REMICS, Floating Rate Note, 11/15/30 (144A)                   1,722,921
      60,220                 Chase Mortgage Finance Trust Series 2005-S1,
                             5.5%, 5/25/35                                                    61,167

The accompanying notes are an integral part of these financial statements.

32 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     200,658          2.34   CHL Mortgage Pass-Through Trust 2004-14, Floating
                             Rate Note, 8/25/34                                      $       199,411
     130,828                 Citicorp Mortgage Securities REMIC Pass-Through
                             Certificates Trust Series 2005-4, 5.0%, 7/25/20                 136,149
     368,810                 Citicorp Mortgage Securities REMIC Pass-Through
                             Certificates Trust Series 2005-7, 5.0%, 10/25/35                379,146
     580,444          0.38   Citigroup Commercial Mortgage Trust 2007-FL3,
                             Floating Rate Note, 4/15/22 (144A)                              577,380
     713,476                 Citigroup Mortgage Loan Trust 2010-4 REMICS,
                             5.0%, 10/25/35 (144A)                                           745,877
     240,189          1.17   Citigroup Mortgage Loan Trust 2010-7 REMICS,
                             Floating Rate Note, 9/25/37 (144A)                              240,077
      74,108                 Citigroup Mortgage Loan Trust, Inc., 7.0%, 11/25/19              75,917
     119,917          5.50   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 10/25/35 (c)                                               12,800
     195,103          2.61   Citigroup Mortgage Loan Trust, Inc., Floating Rate
                             Note, 3/26/35                                                   148,884
     288,931          0.77   CNL Commercial Mortgage Loan Trust 2002-1,
                             Floating Rate Note, 10/25/28 (144A)                             277,374
     457,925          0.67   CNL Commercial Mortgage Loan Trust 2003-1,
                             Floating Rate Note, 5/15/31 (144A)                              416,423
      95,623          0.61   CNL Commercial Mortgage Loan Trust 2003-2,
                             Floating Rate Note, 10/25/30 (144A)                              82,705
      41,849          1.20   Collateralized Mortgage Obligation Trust 44, Floating
                             Rate Note, 7/1/18                                                42,139
     700,000          2.10   Colony American Homes 2014-1, Floating Rate
                             Note, 5/19/31 (144A)                                            687,950
     609,778          5.12   COMM 2005-C6 Mortgage Trust, Floating Rate
                             Note, 6/10/44                                                   613,896
   1,880,000          5.17   COMM 2005-C6 Mortgage Trust, Floating Rate
                             Note, 6/10/44                                                 1,900,383
     795,684          1.69   COMM 2013-FL3 Mortgage Trust, Floating Rate
                             Note, 10/13/28 (144A)                                           797,520
   1,370,000          2.32   COMM 2014-FL5 Mortgage Trust, Floating Rate
                             Note, 10/15/31 (144A)                                         1,365,451
   1,630,000          1.82   COMM 2014-KYO Mortgage Trust, Floating Rate
                             Note, 6/11/27 (144A)                                          1,627,011
     820,000          1.76   COMM 2014-PAT Mortgage Trust, Floating Rate
                             Note, 8/13/27 (144A)                                            816,461
   1,110,000          1.92   COMM 2014-SAVA Mortgage Trust, Floating Rate
                             Note, 6/15/34 (144A)                                          1,107,093
   1,850,000          1.77   COMM 2014-TWC Mortgage Trust, Floating Rate
                             Note, 2/13/32 (144A)                                          1,849,800
     224,587          2.11   Commercial Mortgage Pass Through Certificates,
                             Floating Rate Note, 11/19/26 (144A)                             224,527

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 33

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     530,847          4.89   Commercial Mortgage Trust 2005-GG3, Floating
                             Rate Note, 8/10/42                                      $       531,014
   2,075,000          5.28   Commercial Mortgage Trust 2005-GG5, Floating
                             Rate Note, 4/10/37                                            2,113,591
   1,883,131          5.68   Credit Suisse Commercial Mortgage Trust Series
                             2006-C2 REMICS, Floating Rate Note, 3/15/39                   1,939,759
     878,281                 Credit Suisse Commercial Mortgage Trust Series
                             2007-C1, 5.361%, 2/15/40                                        926,002
     441,370                 Credit Suisse First Boston Mortgage Securities Corp.,
                             4.832%, 4/15/37                                                 441,020
     500,000                 Credit Suisse First Boston Mortgage Securities Corp.,
                             4.877%, 4/15/37                                                 500,135
      40,859                 Credit Suisse First Boston Mortgage Securities Corp.,
                             5.25%, 10/25/19                                                  41,570
      37,943                 Credit Suisse First Boston Mortgage Securities Corp.,
                             5.5%, 6/25/33                                                    38,463
     281,292                 Credit Suisse First Boston Mortgage Securities Corp.,
                             7.5%, 5/25/32                                                   300,871
      72,523          2.58   Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 11/25/33                                     71,971
   1,810,262          5.23   Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 12/17/40                                  1,834,009
   1,088,565          5.10   Credit Suisse First Boston Mortgage Securities Corp.,
                             Floating Rate Note, 8/15/38                                   1,098,618
     404,528          0.44   Credit Suisse First Boston Mortgage Securities, 05-6,
                             Floating Rate Note, 7/25/35                                     391,475
     597,322          2.69   Credit Suisse Mortgage Capital Certificates REMICS,
                             Floating Rate Note, 7/27/36 (144A)                              607,307
   1,950,000          1.37   CSMC Series 2014-ICE, Floating Rate Note,
                             4/15/27 (144A)                                                1,941,379
      18,105          3.79   CSMC Trust 2010-16, Floating Rate Note,
                             6/25/50 (144A)                                                   18,593
     700,000          1.47   CSMC Trust 2014-SURF, Floating Rate Note,
                             2/15/29 (144A)                                                  697,338
     300,000          1.47   Del Coronado Trust 2013-DEL, Floating Rate Note,
                             3/16/26 (144A)                                                  299,990
     399,000          2.12   Del Coronado Trust 2013-DEL, Floating Rate Note,
                             3/16/26 (144A)                                                  398,906
     540,000          1.77   EQTY 2014-INNS Mortgage Trust REMICS, Floating
                             Rate Note, 5/8/31 (144A)                                        534,558
   1,020,000          1.37   EQTY 2014-INNS Mortgage Trust, Floating Rate
                             Note, 5/8/31 (144A)                                           1,007,836
     723,000                 Extended Stay America Trust 2013-ESH, 1.2783%,
                             12/5/31 (144A)                                                  717,867
     200,000          0.87   Extended Stay America Trust 2013-ESH, Floating
                             Rate Note, 12/5/31 (144A)                                       199,125

The accompanying notes are an integral part of these financial statements.

34 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     200,000          1.27   Extended Stay America Trust 2013-ESH, Floating
                             Rate Note, 12/5/31 (144A)                               $       199,458
     888,586          1.12   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 5/25/24                                              882,289
   1,348,461          1.37   Fannie Mae Connecticut Avenue Securities, Floating
                             Rate Note, 7/25/24                                            1,346,032
     229,174          2.24   Fannie Mae Trust 2005-W4, Floating Rate Note,
                             6/25/45                                                         236,241
     706,103          0.43   Fannie Mae Whole Loan, Floating Rate Note, 11/25/46             707,205
     712,687                 FDIC 2010-R1 Trust, 2.184%, 5/25/50 (144A)                      718,767
      80,134                 Federal Home Loan Mortgage Corp. REMICS,
                             3.5%, 10/15/18                                                   82,790
     109,705                 Federal Home Loan Mortgage Corp. REMICS,
                             3.5%, 6/15/28                                                   111,315
      45,309                 Federal Home Loan Mortgage Corp. REMICS,
                             5.5%, 10/15/35                                                   45,876
      77,630          0.47   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 1/15/36                                      77,927
     991,459          0.47   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 1/15/37                                     994,896
     147,583          0.37   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 10/15/20                                    147,895
     253,981          0.75   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 10/15/37                                    256,362
     215,036          0.52   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 11/15/36                                    215,717
      97,861          0.52   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 11/15/36                                     98,300
     517,441          0.54   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 11/15/37                                    520,393
     144,241          0.57   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 12/15/32                                    144,810
     215,066          0.57   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 12/15/32                                    216,154
     348,911          0.49   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 12/15/35                                    350,263
     257,076          0.87   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 12/15/39                                    261,814
     258,600          0.47   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 2/15/30                                     258,573
     233,169          1.17   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 2/15/32                                     239,697
     266,019          0.57   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 2/15/33                                     268,454
     196,389          0.47   Federal Home Loan Mortgage Corp. REMICS,
                             Floating Rate Note, 2/15/36                                     196,682

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 35

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     163,665          0.47   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/37                                      $       163,918
     142,177          0.47   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/39                                              142,462
     341,364          0.67   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/41                                              344,004
     193,723          0.72   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 2/15/42                                              196,233
     169,892          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/32                                              174,423
     300,021          1.17   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/32                                              309,854
     819,085          0.57   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/38                                              821,052
     689,423          0.57   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 3/15/41                                              691,879
     233,812          0.72   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/27                                              237,070
     236,557          0.67   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/28                                              239,813
     137,815          0.47   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/36                                              138,108
     463,378          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 4/15/41                                              466,425
     145,701          0.57   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 5/15/36                                              146,593
     206,647          0.35   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 5/15/36                                              206,874
     107,517          0.57   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 5/15/41                                              108,101
     129,217          0.59   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 6/15/36                                              129,959
     305,144          0.60   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 6/15/41                                              306,966
     171,401          0.57   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 7/15/23                                              172,120
     228,514          0.67   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 7/15/36                                              230,511
     103,105          0.77   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/18                                              103,885
     287,948          0.42   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/25                                              288,195
     128,232          0.37   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/26                                              128,818
      89,333          0.42   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/35                                               89,654

The accompanying notes are an integral part of these financial statements.

36 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     250,089          0.42   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 8/15/36                                      $       250,233
     219,376          0.47   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 9/15/26                                              219,773
     176,707          0.62   Federal Home Loan Mortgage Corp. REMICS, Floating
                             Rate Note, 9/15/33                                              177,161
     423,582                 Federal Home Loan Mortgage Corp., 2.75%, 11/15/25               434,374
     434,790                 Federal Home Loan Mortgage Corp., 3.0%, 1/15/30                 451,636
     154,457                 Federal Home Loan Mortgage Corp., 3.5%, 8/15/28                 160,807
     276,246                 Federal Home Loan Mortgage Corp., 4.0%, 1/15/34                 285,945
     130,754                 Federal Home Loan Mortgage Corp., 4.0%, 5/15/37                 132,708
      45,796                 Federal Home Loan Mortgage Corp., 5.0%, 4/15/32                  45,858
   1,640,945          0.67   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 1/15/33                                                 1,653,612
     217,255          0.42   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 1/15/35                                                   218,435
     100,718          0.49   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 11/15/36                                                  100,718
     326,640          0.62   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 2/17/32                                                   330,170
     453,693          0.52   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 3/15/30                                                   455,231
     374,172          0.74   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 3/15/32                                                   379,780
     900,552          0.48   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/15/33                                                   907,113
     622,146          0.52   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/15/36                                                   624,290
      90,817          0.32   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/15/19                                                    90,866
     354,462          0.67   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/15/28                                                   358,712
     506,389          0.67   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/15/31                                                   513,314
     203,174          0.47   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 8/15/19                                                   203,793
     883,695          3.38   Federal National Mortgage Association 2004-T2,
                             Floating Rate Note, 7/25/43                                     919,592
     330,376                 Federal National Mortgage Association 2006-48-T,
                             5.5%, 12/25/34                                                  335,811
     161,858                 Federal National Mortgage Association REMICS,
                             1.5%, 11/25/20                                                  162,912
     278,387                 Federal National Mortgage Association REMICS,
                             1.75%, 12/25/22                                                 280,073
     732,496                 Federal National Mortgage Association REMICS,
                             3.0%, 1/25/21                                                   753,519

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 37

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     158,192                 Federal National Mortgage Association REMICS,
                             3.0%, 4/25/40                                           $       162,397
     286,193                 Federal National Mortgage Association REMICS,
                             3.5%, 10/25/39                                                  298,207
   2,000,000                 Federal National Mortgage Association REMICS,
                             4.0%, 5/25/29                                                 2,047,568
       9,721                 Federal National Mortgage Association REMICS,
                             4.0%, 6/25/37                                                     9,713
      17,378                 Federal National Mortgage Association REMICS,
                             5.0%, 9/25/39                                                    17,998
     107,906                 Federal National Mortgage Association REMICS,
                             6.0%, 6/25/29                                                   122,709
      69,940          0.82   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 1/18/32                                      71,249
     210,865          1.02   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 1/25/24                                     211,623
      92,548          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 1/25/33                                      93,579
   1,639,253          0.52   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 1/25/34                                   1,645,231
     180,517          0.47   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/25/35                                    180,998
     430,186          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/25/36                                    434,125
     178,840          1.39   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/25/38                                    185,068
   1,375,920          0.37   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 10/27/37                                  1,357,320
     429,212          1.17   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 11/18/32                                    440,928
     298,988          0.53   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 11/25/36                                    300,649
     461,490          0.87   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 11/25/39                                    467,844
     241,891          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/18/32                                    242,809
     151,121          1.07   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/31                                    154,755
     685,135          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/32                                    693,635
     175,089          0.79   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 12/25/37                                    177,715
     219,366          0.52   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/33                                     221,012
     186,868          0.48   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/35                                     187,433

The accompanying notes are an integral part of these financial statements.

38 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     172,800          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/37                             $       172,940
     183,022          0.37   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/37                                     182,548
     153,978          0.62   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 2/25/38                                     154,633
     153,772          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/24                                     155,590
     279,343          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/34                                     281,142
     195,920          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/34                                     197,125
     241,266          0.52   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/35                                     242,282
     615,007          0.39   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/35                                     616,709
   1,279,981          0.47   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/36                                   1,288,221
     222,119          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                     222,940
     243,046          0.53   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                     243,880
     134,000          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                     133,956
     275,023          0.52   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 3/25/37                                     276,328
     562,431          1.07   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/32                                     577,724
     586,210          1.17   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/32                                     605,405
      73,687          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/34                                      74,491
     321,041          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 4/25/36                                     321,001
     613,591          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/18/32                                     619,187
     101,181          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/17                                     101,391
     101,593          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/33                                     102,658
     190,112          0.52   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/36                                     190,899
     223,460          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/37                                     224,248
     319,984          0.72   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 5/25/40                                     321,853

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 39

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     224,593          0.62   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/36                             $       226,173
     260,535          0.41   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/37                                     260,288
      93,372          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/37                                      93,420
     304,672          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/37                                     305,116
     143,225          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 6/25/38                                     144,220
     107,587          0.57   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/34                                     108,680
     159,655          0.47   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/35                                     159,928
     358,528          0.42   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/35                                     360,577
     335,411          1.07   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 7/25/38                                     343,741
     437,311          0.59   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 8/25/36                                     440,978
     308,221          0.47   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 8/25/40                                     309,615
     505,690          0.67   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/33                                     509,852
     164,881          0.52   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/36                                     165,453
     209,325          0.74   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/36                                     210,774
     107,078          0.62   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                     108,226
     308,081          0.74   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                     311,165
     334,407          0.75   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                     338,834
      83,578          0.74   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/37                                      84,423
     102,507          0.72   Federal National Mortgage Association REMICS,
                             Floating Rate Note, 9/25/39                                     103,122
     210,401                 Federal National Mortgage Association, 2.5%, 4/25/36            214,613
     415,773                 Federal National Mortgage Association,
                             2.75%, 6/25/20                                                  426,790
     518,038                 Federal National Mortgage Association, 3.0%, 6/25/39            527,795
     254,137                 Federal National Mortgage Association, 3.5%, 1/25/24            255,917
     196,891                 Federal National Mortgage Association, 3.5%, 3/25/28            200,202
     238,596                 Federal National Mortgage Association, 3.5%, 7/25/24            245,143

The accompanying notes are an integral part of these financial statements.

40 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     142,846                 Federal National Mortgage Association,
                             4.5%, 10/25/38                                          $       143,928
   1,002,645                 Federal National Mortgage Association,
                             4.5%, 6/25/40                                                 1,068,950
     114,635                 Federal National Mortgage Association,
                             4.5%, 8/25/27                                                   115,228
      20,858                 Federal National Mortgage Association,
                             5.0%, 6/25/32                                                    20,858
     191,760                 Federal National Mortgage Association,
                             5.0%, 7/25/32                                                   193,933
      21,930                 Federal National Mortgage Association,
                             5.0%, 8/25/22                                                    21,931
     363,429          0.52   Federal National Mortgage Association, Floating
                             Rate Note, 10/18/32                                             366,255
     480,094          0.47   Federal National Mortgage Association, Floating
                             Rate Note, 11/25/27                                             482,680
     368,042          1.02   Federal National Mortgage Association, Floating
                             Rate Note, 2/25/23                                              375,661
     234,872          0.47   Federal National Mortgage Association, Floating
                             Rate Note, 3/25/18                                              234,938
     434,501          0.52   Federal National Mortgage Association, Floating
                             Rate Note, 3/25/36                                              435,951
     927,389          0.67   Federal National Mortgage Association, Floating
                             Rate Note, 4/25/33                                              934,513
     209,627          2.67   Federal National Mortgage Association, Floating
                             Rate Note, 4/25/35                                              223,565
     554,260          0.67   Federal National Mortgage Association, Floating
                             Rate Note, 6/25/32                                              561,021
     755,243          0.57   Federal National Mortgage Association, Floating
                             Rate Note, 6/25/36                                              760,191
      23,451          0.77   Federal National Mortgage Association, Floating
                             Rate Note, 7/25/27                                               23,474
     332,050          0.47   Federal National Mortgage Association, Floating
                             Rate Note, 8/25/35                                              332,596
     114,719          1.57   Federal National Mortgage Association, Floating
                             Rate Note, 9/25/22                                              116,908
      59,263          2.59   First Horizon Mortgage Pass-Through Trust 2004-AR1,
                             Floating Rate Note, 2/25/34                                      58,651
      51,043          2.56   First Horizon Mortgage Pass-Through Trust 2004-AR5,
                             Floating Rate Note, 10/25/34                                     50,237
      83,724          1.76   Fosse Master Issuer Plc, Floating Rate Note, 10/18/54            84,749
     880,225          1.12   Freddie Mac REMICS, Floating Rate Note, 2/15/32                 906,620
     134,497          0.52   Freddie Mac Strips, Floating Rate Note, 12/15/36                134,873
     331,943          0.47   Freddie Mac Strips, Floating Rate Note, 8/15/36                 332,788
     685,481          1.57   Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 10/25/24                             687,507

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 41

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     443,664          1.17   Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 2/25/24                      $       443,369
   1,376,302          1.52   Freddie Mac Structured Agency Credit Risk Debt
                             Notes, Floating Rate Note, 8/25/24                            1,380,093
     409,000          3.44   FREMF Mortgage Trust Class B, Floating Rate
                             Note, 11/25/46 (144A)                                           420,942
     469,966          0.60   GE Business Loan Trust 2003-1, Floating Rate
                             Note, 4/15/31 (144A)                                            452,320
     395,655          0.39   GE Business Loan Trust 2004-2, Floating Rate
                             Note, 12/15/32 (144A)                                           386,120
     756,136          0.42   GE Business Loan Trust 2005-1, Floating Rate
                             Note, 6/15/33 (144A)                                            732,690
     649,142          0.34   GE Business Loan Trust 2007-1, Floating Rate
                             Note, 4/16/35 (144A)                                            617,767
     490,000          4.97   GE Capital Commercial Mortgage Corp., Floating
                             Rate Note, 7/10/45                                              491,303
     500,000          5.16   GE Capital Commercial Mortgage Corp., Floating
                             Rate Note, 7/10/45 (144A)                                       503,383
     233,219                 Global Mortgage Securitization, Ltd., 5.25%,
                             4/25/32 (144A)                                                  225,347
     763,308          0.44   Global Mortgage Securitization, Ltd., Floating
                             Rate Note, 4/25/32 (144A)                                       732,248
   1,444,481          5.23   GMAC Commercial Mortgage Securities Inc Series
                             2006-C1 Trust, Floating Rate Note, 11/10/45                   1,476,067
      10,927          5.30   GMAC Commercial Mortgage Securities, Inc. Series
                             2004-C2 Trust, Floating Rate Note, 8/10/38                       10,942
      93,865                 GMAC Commercial Mortgage Securities, Inc. Series
                             2005-C1 Trust, 4.697%, 5/10/43                                   93,866
     205,258          2.93   GMACM Mortgage Loan Trust 2004-AR1, Floating
                             Rate Note, 6/25/34                                              194,804
   2,946,377                 Government National Mortgage Association
                             REMICS, 2.0%, 1/16/46                                         2,950,896
   2,597,025                 Government National Mortgage Association
                             REMICS, 4.0%, 9/20/37                                         2,698,593
     119,688                 Government National Mortgage Association,
                             3.0%, 12/20/38                                                  122,630
   1,167,500                 Government National Mortgage Association,
                             3.0%, 12/20/38                                                1,196,673
     237,596                 Government National Mortgage Association,
                             3.0%, 4/20/41                                                   245,804
     498,546                 Government National Mortgage Association,
                             3.5%, 5/20/39                                                   523,168
     366,070                 Government National Mortgage Association,
                             3.5%, 8/20/38                                                   378,295
      94,161                 Government National Mortgage Association,
                             5.0%, 4/20/36                                                    98,818

The accompanying notes are an integral part of these financial statements.

42 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
      17,931                 Government National Mortgage Association,
                             5.0%, 5/20/35                                           $        17,932
     214,203                 Government National Mortgage Association,
                             5.25%, 5/20/31                                                  215,837
     264,541          0.42   Government National Mortgage Association, Floating
                             Rate Note, 1/16/35                                              264,639
     646,789          0.72   Government National Mortgage Association, Floating
                             Rate Note, 1/16/40                                              654,833
     210,428          0.82   Government National Mortgage Association, Floating
                             Rate Note, 2/16/30                                              212,936
   1,831,472          0.97   Government National Mortgage Association, Floating
                             Rate Note, 2/16/53 (c)                                          131,454
     263,248          0.42   Government National Mortgage Association, Floating
                             Rate Note, 2/20/35                                              263,436
     201,035          0.67   Government National Mortgage Association, Floating
                             Rate Note, 2/20/38                                              202,698
   1,105,579          0.96   Government National Mortgage Association, Floating
                             Rate Note, 3/16/53 (c)                                           73,661
     253,501          0.47   Government National Mortgage Association, Floating
                             Rate Note, 4/16/31                                              254,302
     139,534          0.67   Government National Mortgage Association, Floating
                             Rate Note, 4/16/32                                              140,420
     591,042          0.72   Government National Mortgage Association, Floating
                             Rate Note, 4/16/32                                              595,804
   1,706,860          0.97   Government National Mortgage Association, Floating
                             Rate Note, 8/16/52 (c)                                           97,771
      93,938          0.57   Government National Mortgage Association, Floating
                             Rate Note, 8/20/35                                               94,007
     553,115          0.47   Government National Mortgage Association, Floating
                             Rate Note, 8/20/40                                              548,377
   1,645,537          1.00   Government National Mortgage Association, Floating
                             Rate Note, 9/16/52 (c)                                          118,609
      52,230          0.47   Government National Mortgage Association, Floating
                             Rate Note, 9/20/33                                               52,252
   1,000,000          1.47   GP Portfolio Trust 2014-GGP, Floating
                             Rate Note, 2/16/27 (144A)                                       999,494
   1,145,000                 GS Mortgage Securities Corp II Series 2005-GG4
                             REMICS, 4.782%, 7/10/39                                       1,149,510
   1,020,000          5.55   GS Mortgage Securities Trust 2006-GG6 REMICS,
                             Floating Rate Note, 4/10/38                                   1,040,383
     495,000          1.92   GS Mortgage Securities Trust 2014-GSFL, Floating
                             Rate Note, 7/15/31 (144A)                                       496,006
     383,455          0.95   GSAA Home Equity Trust 2004-6, Floating
                             Rate Note, 6/25/34                                              378,159
     243,643          2.38   GSR Mortgage Loan Trust 2003-9, Floating
                             Rate Note, 8/25/33                                              247,662

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 43

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     514,893          2.70   GSR Mortgage Loan Trust 2004-7, Floating
                             Rate Note, 6/25/34                                      $       501,013
     173,325          2.70   HarborView Mortgage Loan Trust 2004-1, Floating
                             Rate Note, 4/19/34                                              173,390
     492,733          2.92   Hilton USA Trust 2013-HLF, Floating Rate Note,
                             11/5/30 (144A)                                                  492,595
     172,456          1.67   Hilton USA Trust 2013-HLF, Floating Rate Note,
                             11/5/30 (144A)                                                  172,408
     250,000          2.45   Holmes Master Issuer Plc, Floating Rate Note,
                             10/15/54 (144A)                                                 261,418
   1,470,569          0.81   Homestar Mortgage Acceptance Corp., Floating
                             Rate Note, 3/25/34                                            1,410,296
     301,151          0.52   Homestar Mortgage Acceptance Corp., Floating
                             Rate Note, 6/25/34                                              296,390
     220,344          0.62   Homestar Mortgage Acceptance Corp., Floating
                             Rate Note, 7/25/34                                              218,146
   1,387,178          0.81   Impac CMB Trust Series 2004-4, Floating
                             Rate Note, 9/25/34                                            1,323,869
     619,067          0.79   Impac CMB Trust Series 2004-4, Floating
                             Rate Note, 9/25/34                                              590,991
     113,074          0.97   Impac CMB Trust Series 2004-6, Floating
                             Rate Note, 10/25/34                                             107,608
   1,248,605          0.91   Impac CMB Trust Series 2004-7, Floating
                             Rate Note, 11/25/34                                           1,184,585
      71,311          2.79   Impac CMB Trust Series 2004-8, Floating
                             Rate Note, 8/25/34                                               66,840
     356,179          0.81   Impac CMB Trust Series 2005-4, Floating
                             Rate Note, 5/25/35                                              289,737
     429,192          0.52   Impac Secured Assets Trust 2006-1, Floating
                             Rate Note, 5/25/36                                              415,255
     231,483          0.52   Impac Secured Assets Trust 2006-2, Floating
                             Rate Note, 8/25/36                                              227,174
     563,089          0.37   Impac Secured Assets Trust 2006-5, Floating
                             Rate Note, 12/25/36                                             528,483
      77,221          2.74   IndyMac INDX Mortgage Loan Trust 2004-AR6, Floating
                             Rate Note, 10/25/34                                              77,877
     750,000          2.10   Invitation Homes 2013-SFR1 Trust, Floating
                             Rate Note, 12/19/30 (144A)                                      741,788
      70,253          4.84   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2004-LN2, Floating Rate Note, 7/15/41                      70,032
     554,746                 JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP2 REMICS, 4.738%, 7/15/42                         554,746
   1,150,000                 JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP2, 4.78%, 7/15/42                               1,154,913

The accompanying notes are an integral part of these financial statements.

44 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     349,193          4.94   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP3 REMICS, Floating Rate
                             Note, 8/15/42                                           $       350,851
     800,000          5.00   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP3, Floating Rate Note, 8/15/42                    810,850
     500,000          5.04   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP4, Floating Rate Note, 10/15/42                   504,762
   1,726,493          5.23   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2005-LDP5, Floating Rate Note, 12/15/44                 1,752,712
     505,830          0.45   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)             500,668
     184,066          0.53   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-FL2, Floating Rate Note, 11/15/18 (144A)             177,594
     500,000          5.56   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-LDP6, Floating Rate Note, 4/15/43                    514,951
      93,437          0.33   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2006-LDP9, Floating Rate Note, 5/15/47                     93,402
       4,908          5.70   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2007-CIBC19, Floating Rate Note, 2/12/49                    4,910
   1,550,000          0.95   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2013-JWRZ, Floating Rate Note, 4/15/30 (144A)           1,549,554
   1,670,000          1.42   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-BXH, Floating Rate Note, 4/15/27 (144A)            1,668,216
   1,030,000          1.67   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FBLU REMICS, Floating Rate Note,
                             12/15/28 (144A)                                               1,030,561
     945,000          2.17   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FBLU, Floating Rate Note, 12/15/28 (144A)            945,892
     410,000          1.92   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FL4, Floating Rate Note, 12/16/30 (144A)             410,324
     490,000          1.52   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FL5, Floating Rate Note, 7/15/31 (144A)              488,971
   1,170,000          1.57   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-FL6, Floating Rate Note, 11/15/31 (144A)           1,169,007
     900,000          1.09   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)              897,818
     650,000          1.87   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-INN, Floating Rate Note, 6/15/29 (144A)              647,834
   1,100,000          1.77   JP Morgan Chase Commercial Mortgage Securities
                             Trust 2014-PHH, Floating Rate Note, 8/16/27 (144A)            1,099,508
     557,787          2.05   JP Morgan Mortgage Trust 2003-A1, Floating
                             Rate Note, 10/25/33                                             556,006
     308,099          2.49   JP Morgan Mortgage Trust 2004-A1, Floating
                             Rate Note, 2/25/34                                              314,732
     174,112          2.20   JP Morgan Mortgage Trust 2004-A5, Floating
                             Rate Note, 12/25/34                                             173,970

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 45

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     175,276                 JP Morgan Mortgage Trust 2004-S1, 5.0%, 9/25/34         $       181,975
     614,743          4.94   JP Morgan Mortgage Trust 2005-A3, Floating
                             Rate Note, 6/25/35                                              602,279
      14,186                 JP Morgan Mortgage Trust 2006-S3, 6.0%, 8/25/36 (c)                 634
     655,325          4.25   La Hipotecaria Panamanian Mortgage Trust 2007-1,
                             Floating Rate Note, 12/23/36 (144A)                             642,218
     234,032          0.76   Lanark Master Issuer Plc, Floating Rate Note,
                             12/22/54 (144A)                                                 234,192
      29,853                 LB-UBS Commercial Mortgage Trust 2004-C1,
                             4.568%, 1/15/31                                                  30,396
     467,397          5.20   LB-UBS Commercial Mortgage Trust 2005-C2
                             REMICS, Floating Rate Note, 4/15/30                             468,209
     387,985                 LB-UBS Commercial Mortgage Trust 2005-C3,
                             4.739%, 7/15/30                                                 389,076
   2,169,029          5.20   LB-UBS Commercial Mortgage Trust 2005-C7
                             REMICS, Floating Rate Note, 11/15/30                          2,183,642
   1,571,653                 LB-UBS Commercial Mortgage Trust 2006-C1
                             REMICS, 5.156%, 2/15/31                                       1,603,116
     206,847          1.12   Lehman Brothers Small Balance Commercial Mortgage
                             Trust 2007-3 Class 1A4, Floating Rate Note,
                             10/25/37 (144A)                                                 205,601
     327,789          1.22   Lehman Brothers Small Balance Commercial Mortgage
                             Trust 2007-3, Floating Rate Note, 10/25/37 (144A)               319,019
     642,072          0.42   Lehman Brothers Small Balance Commercial, Floating
                             Rate Note, 2/25/30 (144A)                                       606,592
     513,433          0.39   Lehman Brothers Small Balance Commercial, Floating
                             Rate Note, 4/25/31 (144A)                                       478,437
     557,623          0.40   Lehman Brothers Small Balance Commercial, Floating
                             Rate Note, 4/25/31 (144A)                                       523,124
     569,894          0.42   Lehman Brothers Small Balance Commercial, Floating
                             Rate Note, 9/25/30 (144A)                                       537,458
     526,936          0.52   MASTR Alternative Loan Trust 2005-1, Floating
                             Rate Note, 2/25/35                                              514,642
      67,139          0.57   MASTR Asset Securitization Trust 2003-6, Floating
                             Rate Note, 7/25/18                                               64,834
     218,479          0.65   Mellon Residential Funding Corp. Mortgage Pass-
                             Through Trust Series 2000 TBC2, Floating Rate
                             Note, 6/15/30                                                   207,653
     364,888          2.35   Merrill Lynch Mortgage Investors Trust Series 2005-2,
                             Floating Rate Note, 10/25/35                                    368,151
   1,230,586          0.44   Merrill Lynch Mortgage Investors Trust Series 2005-A3,
                             Floating Rate Note, 4/25/35                                   1,180,066
     675,211          0.91   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-A, Floating Rate Note, 3/25/28                             640,272
     340,251          1.20   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-A, Floating Rate Note, 3/25/28                             317,477

The accompanying notes are an integral part of these financial statements.

46 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     443,964          0.85   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-B, Floating Rate Note, 4/25/28                     $       429,508
     477,236          0.83   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-C REMICS, Floating Rate Note, 6/25/28                      454,092
     342,202          1.06   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-C, Floating Rate Note, 6/25/28                             337,732
     396,255          0.79   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-E, Floating Rate Note, 10/25/28                            378,950
      51,126          1.89   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-G, Floating Rate Note, 1/25/29                              51,001
     343,112          0.81   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2003-H, Floating Rate Note, 1/25/29                             337,461
     513,497          0.63   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-A REMICS, Floating Rate Note, 4/25/29                      500,324
     501,336          0.73   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-C, Floating Rate Note, 7/25/29                             465,445
     724,556          0.73   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-G, Floating Rate Note, 1/25/30                             679,643
     216,107          0.96   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2004-G, Floating Rate Note, 1/25/30                             209,871
     463,704          0.63   Merrill Lynch Mortgage Investors Trust Series MLCC
                             2005-A, Floating Rate Note, 3/25/30                             449,791
     630,000          5.05   Merrill Lynch Mortgage Trust 2005-CIP1, Floating
                             Rate Note, 7/12/38                                              633,535
   1,719,680          5.27   Merrill Lynch Mortgage Trust 2005-CKI1, Floating
                             Rate Note, 11/12/37                                           1,739,947
   1,466,673          5.29   Merrill Lynch Mortgage Trust 2005-LC1, Floating
                             Rate Note, 1/12/44                                            1,495,574
     181,160          4.75   Merrill Lynch Mortgage Trust 2005-MCP1, Floating
                             Rate Note, 6/12/43                                              181,333
   1,465,151          5.47   ML-CFC Commercial Mortgage Trust 2006-1, Floating
                             Rate Note, 2/12/39                                            1,501,075
      72,001          5.30   Morgan Stanley Capital I Trust 2004-IQ8, Floating
                             Rate Note, 6/15/40                                               72,039
   1,250,000          5.07   Morgan Stanley Capital I Trust 2005-HQ6 REMICS,
                             Floating Rate Note, 8/13/42                                   1,260,886
      58,326                 Morgan Stanley Capital I Trust 2005-HQ6,
                             4.989%, 8/13/42                                                  58,318
     635,508          5.23   Morgan Stanley Capital I Trust 2005-IQ10, Floating
                             Rate Note, 9/15/42                                              640,144
   1,131,155                 Morgan Stanley Capital I Trust 2005-TOP19,
                             4.89%, 6/12/47                                                1,135,984
   1,435,000          5.16   Morgan Stanley Capital I Trust 2006-TOP21, Floating
                             Rate Note, 10/12/52                                           1,457,904
      76,715                 Morgan Stanley Dean Witter Capital I Trust
                             2001-TOP3, 6.79%, 7/15/33                                        78,874

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 47

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     758,490          0.44   Morgan Stanley Mortgage Loan Trust 2005-5AR,
                             Floating Rate Note, 9/25/35                             $       751,237
     454,344          0.45   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                             Floating Rate Note, 11/25/35                                    437,013
     410,953          0.44   Morgan Stanley Mortgage Loan Trust 2005-6AR,
                             Floating Rate Note, 11/25/35                                    407,883
     430,214          0.95   MortgageIT Trust 2004-1, Floating Rate Note, 11/25/34           416,628
     819,099          0.91   MortgageIT Trust 2004-2, Floating Rate Note, 12/25/34           799,444
     174,086                 NCUA Guaranteed Notes Trust REMICS,
                             1.6%, 10/29/20                                                  174,368
     354,415          0.00   NCUA Guaranteed Notes Trust REMICS, Floating
                             Rate Note, 3/2/21                                               355,204
     241,316          0.47   NewStar Commercial Loan Trust 2007-1, Floating
                             Rate Note, 9/30/22 (144A)                                       237,072
     193,034                 Nomura Asset Acceptance Corp. Alternative Loan
                             Trust Series 2003-A3, 5.5%, 8/25/33 (Step)                      201,295
     200,000          4.42   NorthStar 2012-1 Mortgage Trust, Floating Rate
                             Note, 8/27/29 (144A)                                            200,459
     735,011          2.02   NorthStar 2013-1, Floating Rate Note, 8/27/29 (144A)            735,701
   1,219,258          0.48   Opteum Mortgage Acceptance Corp Trust 2005-4,
                             Floating Rate Note, 11/25/35                                  1,144,574
     313,467                 ORES 2014-LV3 LLC, 3.0%, 3/27/24 (144A)                         313,467
     155,146                 ORES NPL 2013-LV2 LLC, 3.081%, 9/25/25 (144A)                   155,146
     183,254                 PHH Mortgage Capital LLC, 6.60%, 12/25/27
                             (Step) (144A)                                                   184,519
     396,912                 RAAC Series 2004-SP2 Trust, 6.0%, 1/25/32                       404,130
   1,500,000          2.32   RAIT 2014-FL2 Trust, Floating Rate Note,
                             5/15/31 (144A)                                                1,482,039
     979,151          1.42   RAIT 2014-FL3 Trust, Floating Rate Note,
                             12/15/31 (144A)                                                 986,196
     175,644          0.72   RALI Series 2002-QS16 Trust, Floating Rate
                             Note, 10/25/17                                                  169,101
     105,477                 RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33               105,615
     749,717                 RALI Series 2003-QR24 Trust REMICS, 4.0%, 7/25/33               754,921
     639,737          0.67   RALI Series 2003-QS11 Trust, Floating Rate
                             Note, 6/25/33                                                   595,955
      32,379                 RALI Series 2003-QS14 Trust, 5.0%, 7/25/18                       32,867
     147,393                 RALI Series 2003-QS15 Trust, 5.5%, 8/25/33                      152,538
     388,041          0.62   RALI Series 2003-QS9 Trust, Floating Rate
                             Note, 5/25/18                                                   377,704
     213,871                 RALI Series 2004-QR1 Trust, 5.25%, 10/25/34                     214,356
       3,977                 RALI Series 2004-QS1 Trust, 4.25%, 1/25/34                        3,976
       6,687          0.72   RALI Series 2004-QS1 Trust, Floating Rate
                             Note, 1/25/34                                                     6,684
     196,092                 RALI Series 2004-QS5 Trust, 4.75%, 4/25/34                      200,598

The accompanying notes are an integral part of these financial statements.

48 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
      83,299          0.77   RALI Series 2004-QS5 Trust, Floating Rate
                             Note, 4/25/34                                           $        82,231
      69,770          6.29   RAMP Series 2004-SL4 Trust, Floating Rate
                             Note, 5/25/18                                                    70,556
     250,000          4.21   RBS Greenwich Capital Mortgage Loan Trust, Floating
                             Rate Note, 4/15/24 (144A)                                       250,565
     827,451          0.67   RBSSP Resecuritization Trust 2009-5, Floating
                             Rate Note, 8/25/37 (144A)                                       791,758
     194,703          0.49   Regatta Funding, Ltd., Floating Rate Note,
                             6/15/20 (144A)                                                  193,776
     587,143          1.62   RESI Finance LP 2003-CB1, Floating Rate
                             Note, 7/9/35                                                    562,402
     450,031          0.94   RESI MAC, 2014-1A, Floating Rate Note, 6/12/19                  450,384
   1,381,788          0.57   Residential Asset Securitization Trust 2003-A2,
                             Floating Rate Note, 5/25/33                                   1,267,936
     385,908                 Residential Asset Securitization Trust 2004-A9,
                             5.75%, 12/25/34                                                 401,418
   1,480,000          1.22   Resource Capital Corp 2014-CRE2, Ltd., Floating
                             Rate Note, 4/15/32 (144A)                                     1,470,962
   1,000,000          2.32   Resource Capital Corp. CRE Notes 2013, Ltd.,
                             Floating Rate Note, 6/15/16 (144A)                            1,001,009
     148,772                 RFMSI Series 2005-S5 Trust, 5.25%, 7/25/35                      153,523
     186,677                 Rialto Capital Management LLC, 2.85%,
                             5/15/24 (144A)                                                  186,677
     690,033                 RREF 2014-LT6 LLC, 2.75%, 9/15/24 (144A)                        690,111
     983,307                 Selene Non-Performing Loans LLC, 2.9814%,
                             5/25/54 (Step) (144A)                                           973,370
     664,202          0.79   Sequoia Mortgage Trust 2003-5, Floating Rate
                             Note, 9/20/33                                                   646,090
     212,794          0.81   Sequoia Mortgage Trust 2004-10, Floating Rate
                             Note, 11/20/34                                                  200,333
     275,533          0.63   Sequoia Mortgage Trust 2004-12 REMICS, Floating
                             Rate Note, 1/20/35                                              252,899
     212,453          1.77   Sequoia Mortgage Trust 2004-7, Floating
                             Rate Note, 8/20/34                                              214,077
     572,055          0.85   Sequoia Mortgage Trust 2004-9, Floating
                             Rate Note, 10/20/34                                             545,034
     475,153          0.61   Sequoia Mortgage Trust 2005-1, Floating
                             Rate Note, 2/20/35                                              449,045
     350,842          2.25   Sequoia Mortgage Trust 2013-8, Floating
                             Rate Note, 6/25/43                                              344,592
     142,871          3.00   Sequoia Mortgage Trust 2013-8, Floating
                             Rate Note, 6/25/43                                              140,985
     402,301                 SilverLeaf Finance XVII LLC, 2.71%, 3/16/26 (144A)              401,256
     290,000          1.91   Silverstone Master Issuer Plc, Floating Rate
                             Note, 1/21/55 (144A)                                            296,742

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 49

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     630,000                 Small Business Administration Participation
                             Certificates, 2.24%, 4/15/43 (144A)                     $       624,728
     178,516          2.22   Springleaf Mortgage Loan Trust 2012-2, Floating
                             Rate Note, 10/25/57 (144A)                                      180,807
     598,593          1.47   Starwood Property Mortgage Trust 2013-FV1, Floating
                             Rate Note, 8/11/28 (144A)                                       598,994
     142,446          2.86   Structured Adjustable Rate Mortgage Loan Trust
                             Class 1A1, Floating Rate Note, 3/25/34                          142,443
     123,739          2.44   Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 11/25/34                                    121,770
     958,613          1.02   Structured Adjustable Rate Mortgage Loan Trust,
                             Floating Rate Note, 11/25/34                                    876,812
     386,368          0.83   Structured Asset Mortgage Investments II Trust
                             2004-AR5, Floating Rate Note, 10/19/34                          363,817
   1,269,051          0.85   Structured Asset Mortgage Investments II Trust
                             2004-AR8, Floating Rate Note, 5/19/35                         1,236,782
     597,490          3.53   Structured Asset Mortgage Investments II Trust
                             2005-AR2, Floating Rate Note, 5/25/45                           461,432
      11,295          0.67   Structured Asset Mortgage Investments II Trust
                             2005-F1 REMICS, Floating Rate Note, 8/26/35                      11,410
     380,260          1.07   Structured Asset Mortgage Investments Trust
                             2002-AR5, Floating Rate Note, 5/19/33                           371,211
     157,760          2.52   Structured Asset Securities Corp. Mortgage
                             Certificates Series 2003-31A, Floating Rate
                             Note, 10/25/33                                                  156,513
     119,660                 Structured Asset Securities Corp. Mortgage Loan
                             Trust 2005-2XS, 4.65%, 2/25/35 (Step)                           121,892
     913,724          2.44   Structured Asset Securities Corp. Mortgage
                             Pass-Through Certificates Series 2003-24A, Floating
                             Rate Note, 7/25/33                                              906,769
     276,917          0.67   Structured Asset Securities Corp. Mortgage
                             Pass-Through Certificates Series 2003-35, Floating
                             Rate Note, 12/25/33                                             273,904
     131,698          2.13   Thornburg Mortgage Securities Trust 2003-3, Floating
                             Rate Note, 6/25/43                                              130,735
     194,337          1.48   Thornburg Mortgage Securities Trust 2004-1, Floating
                             Rate Note, 3/25/44                                              189,651
     949,902          0.91   Thornburg Mortgage Securities Trust 2004-3, Floating
                             Rate Note, 9/25/34                                              911,667
     192,895          1.84   Thornburg Mortgage Securities Trust 2004-4, Floating
                             Rate Note, 12/25/44                                             190,348
     525,000                 TimberStar Trust I REMICS, 5.668%, 10/15/36 (144A)              554,288
     487,000          4.17   Trafigura Securitisation Finance Plc, Floating
                             Rate Note, 10/15/15 (144A)                                      487,758

The accompanying notes are an integral part of these financial statements.

50 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             COLLATERALIZED MORTGAGE
                             OBLIGATIONS -- (continued)
     731,381          2.17   Velocity Commercial Capital Loan Trust 2014-1,
                             Floating Rate Note, 9/25/44 (144A)                      $       728,821
   1,383,062                 Vericrest Opportunity Loan Transferee 2014-NPL4
                             LLC, 3.125%, 4/27/54 (Step) (144A)                            1,378,290
     632,062                 VFC 2014-2 LLC, 2.75%, 7/20/30 (144A)                           632,110
     285,507                 VOLT XXIV LLC, 3.25%, 11/25/53 (Step)                           285,666
   1,389,574          5.12   Wachovia Bank Commercial Mortgage Trust Series
                             2005-C20 REMICS, Floating Rate Note, 7/15/42                  1,394,768
     440,497          5.24   Wachovia Bank Commercial Mortgage Trust Series
                             2005-C21, Floating Rate Note, 10/17/44                          445,616
     898,489          5.27   Wachovia Bank Commercial Mortgage Trust Series
                             2005-C22 REMICS, Floating Rate Note, 12/15/44                   911,895
   1,236,648          5.42   Wachovia Bank Commercial Mortgage Trust Series
                             2006-C23 REMICS, Floating Rate Note, 1/15/45                  1,262,905
     272,000          5.66   Wachovia Bank Commercial Mortgage Trust Series
                             2006-C24, Floating Rate Note, 3/15/45                           276,757
     977,616          5.71   Wachovia Bank Commercial Mortgage Trust Series
                             2006-C25, Floating Rate Note, 5/15/43                         1,006,570
     369,332          1.52   WaMu Mortgage Pass-Through Certificates Series
                             2002-AR6 Trust, Floating Rate Note, 6/25/42                     355,949
   1,115,919          2.41   WaMu Mortgage Pass-Through Certificates Series
                             2003-AR9 Trust, Floating Rate Note, 9/25/33                   1,148,633
     514,864                 WaMu Mortgage Pass-Through Certificates Series
                             2003-S10, 5.0%, 10/25/18                                        528,723
     542,490                 Welk Resorts 2013-A LLC, 3.1%, 3/15/29 (144A)                   544,866
     453,135          0.99   Wells Fargo Alternative Loan 2005-2 Trust, Floating
                             Rate Note, 10/25/35                                             450,340
     690,000          1.20   Wells Fargo Commercial Mortgage Trust 2014-TISH,
                             Floating Rate Note, 2/16/27 (144A)                              687,550
     322,719          0.77   Wells Fargo Mortgage Backed Securities 2005-4 Trust,
                             Floating Rate Note, 4/25/35                                     316,797
      22,706                 Wells Fargo Mortgage Backed Securities 2006-16
                             Trust, 5.0%, 11/25/36                                            23,376
     857,963                 Westgate Resorts 2014-1 LLC, 2.15%,
                             12/20/26 (144A)                                                 851,029
     360,808          0.48   Westwood CDO II, Ltd., Floating Rate Note,
                             4/25/22 (144A)                                                  358,849
----------------------------------------------------------------------------------------------------
                             TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                             (Cost $261,068,788)                                     $   258,698,703
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 51

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------

                             CORPORATE BONDS -- 31.0%
                             ENERGY -- 1.6%
                             Oil & Gas Equipment & Services -- 0.1%
     775,000                 National Oilwell Varco, Inc., 1.35%, 12/1/17            $       770,469
----------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.4%
   1,000,000                 ConocoPhillips Co., 1.05%, 12/15/17                     $       995,403
     750,000                 Hess Corp., 1.3%, 6/15/17                                       739,861
     750,000          0.47   Shell International Finance BV, Floating
                             Rate Note, 11/15/16                                             751,491
                                                                                     ---------------
                                                                                     $     2,486,755
----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.3%
     277,000          0.63   Canadian Natural Resources, Ltd., Floating
                             Rate Note, 3/30/16                                      $       276,566
   1,496,000                 Marathon Oil Corp., 0.9%, 11/1/15                             1,495,357
                                                                                     ---------------
                                                                                     $     1,771,923
----------------------------------------------------------------------------------------------------
                             Oil & Gas Refining & Marketing -- 0.2%
     500,000                 GS Caltex Corp., 3.25%, 10/1/18 (144A)                  $       508,737
     750,000                 Phillips 66, 2.95%, 5/1/17                                      776,759
                                                                                     ---------------
                                                                                     $     1,285,496
----------------------------------------------------------------------------------------------------
                             Oil & Gas Storage & Transportation -- 0.6%
     500,000          0.89   Enbridge, Inc., Floating Rate Note, 10/1/16             $       497,814
   1,000,000                 Enterprise Products Operating LLC, 3.2%, 2/1/16               1,021,001
   1,010,000                 Enterprise Products Operating LLC, 3.7%, 6/1/15               1,017,753
     700,000                 Kinder Morgan, Inc. Delaware, 2.0%, 12/1/17                     701,759
     375,000                 TransCanada PipeLines, Ltd., 1.875%, 1/12/18                    377,732
     690,000          0.91   TransCanada PipeLines, Ltd., Floating
                             Rate Note, 6/30/16                                              692,273
                                                                                     ---------------
                                                                                     $     4,308,332
                                                                                     ---------------
                             Total Energy                                            $    10,622,975
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.5%
                             Fertilizers & Agricultural Chemicals -- 0.1%
   1,000,000                 Monsanto Co., 1.15%, 6/30/17                            $     1,002,549
----------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.2%
     500,000          0.48   BHP Billiton Finance USA, Ltd., Floating
                             Rate Note, 9/30/16                                      $       499,918
     560,000          1.07   Rio Tinto Finance USA Plc, Floating Rate
                             Note, 6/17/16                                                   561,361
                                                                                     ---------------
                                                                                     $     1,061,279
----------------------------------------------------------------------------------------------------
                             Steel -- 0.2%
   1,000,000          1.40   Glencore Funding LLC, Floating Rate Note,
                             5/27/16 (144A)                                          $     1,003,661
                                                                                     ---------------
                             Total Materials                                         $     3,067,489
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 1.1%
                             Aerospace & Defense -- 0.4%
     586,000                 L-3 Communications Corp., 1.5%, 5/28/17                 $       580,532
     500,000                 Precision Castparts Corp., 1.25%, 1/15/18                       496,470
   1,050,000                 The Boeing Co., 0.95%, 5/15/18                                1,035,893
     500,000          0.73   United Technologies Corp., Floating Rate
                             Note, 6/1/15                                                    500,568
                                                                                     ---------------
                                                                                     $     2,613,463
----------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery & Heavy
                             Trucks -- 0.4%
   1,098,000                 John Deere Capital Corp., 1.05%, 10/11/16               $     1,102,912
     750,000                 John Deere Capital Corp., 1.05%, 12/15/16                       752,929
   1,090,000          0.52   John Deere Capital Corp., Floating Rate
                             Note, 10/11/16                                                1,093,122
                                                                                     ---------------
                                                                                     $     2,948,963
----------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.3%
   1,100,000                 Aircastle, Ltd., 6.75%, 4/15/17                         $     1,190,750
     750,000                 GATX Corp., 1.25%, 3/4/17                                       746,929
                                                                                     ---------------
                                                                                     $     1,937,679
                                                                                     ---------------
                             Total Capital Goods                                     $     7,500,105
----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 1.7%
                             Auto Parts & Equipment -- 0.1%
     700,000                 Johnson Controls, Inc., 1.4%, 11/2/17                   $       696,209
----------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 1.6%
   1,000,000                 Daimler Finance North America LLC, 1.45%,
                             8/1/16 (144A)                                           $     1,006,927
     750,000          0.59   Daimler Finance North America LLC, Floating
                             Rate Note, 3/10/17 (144A)                                       750,748
     617,000          0.59   Daimler Finance North America LLC, Floating
                             Rate Note, 8/1/17 (144A)                                        613,882
     500,000                 Ford Motor Credit Co. LLC, 1.7%, 5/9/16                         502,869
     700,000                 Ford Motor Credit Co. LLC, 1.724%, 12/6/17                      700,660
     750,000          0.75   Ford Motor Credit Co. LLC, Floating Rate Note, 9/8/17           743,692
     250,000                 Ford Motor Credit Co. LLC, 2.375%, 1/16/18                      254,399
   1,000,000                 Ford Motor Credit Co. LLC, 2.875%, 10/1/18                    1,031,026
   1,000,000                 Nissan Motor Acceptance Corp., 2.65%,
                             9/26/18 (144A)                                                1,029,094
     500,000          0.78   Nissan Motor Acceptance Corp., Floating Rate
                             Note, 3/3/17 (144A)                                             501,487
     750,000                 Toyota Motor Credit Corp., 1.125%, 5/16/17                      753,854
   1,000,000          0.45   Volkswagen Group of America Finance LLC, Floating
                             Rate Note, 5/23/16 (144A)                                       998,696
     750,000                 Volkswagen International Finance NV, 1.125%,
                             11/18/16 (144A)                                                 750,649

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 53

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- (continued)
     750,000                 Volkswagen International Finance NV, 1.15%,
                             11/20/15 (144A)                                         $       753,082
     500,000                 Volkswagen International Finance NV, 1.6%,
                             11/20/17 (144A)                                                 502,402
                                                                                     ---------------
                                                                                     $    10,893,467
                                                                                     ---------------
                             Total Automobiles & Components                          $    11,589,676
----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.1%
                             Homebuilding -- 0.1%
     650,000                 DR Horton, Inc., 4.0%, 2/15/20                          $       656,500
                                                                                     ---------------
                             Total Consumer Durables & Apparel                       $       656,500
----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.1%
                             Restaurants -- 0.1%
     605,000                 Starbucks Corp., 0.875%, 12/5/16                        $       605,277
                                                                                     ---------------
                             Total Consumer Services                                 $       605,277
----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.2%
                             Broadcasting -- 0.1%
     750,000                 Discovery Communications LLC, 3.7%, 6/1/15              $       755,455
----------------------------------------------------------------------------------------------------
                             Publishing -- 0.1%
     250,000                 Thomson Reuters Corp., 0.875%, 5/23/16                  $       249,626
     500,000                 Thomson Reuters Corp., 1.3%, 2/23/17                            500,208
                                                                                     ---------------
                                                                                     $       749,834
                                                                                     ---------------
                             Total Media                                             $     1,505,289
----------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.4%
                             Drug Retail -- 0.2%
   1,000,000                 Walgreen Co., 1.8%, 9/15/17                             $     1,010,695
----------------------------------------------------------------------------------------------------
                             Food Retail -- 0.1%
     750,000          0.68   Walgreens Boots Alliance, Inc., Floating Rate
                             Note, 5/18/16                                           $       751,213
----------------------------------------------------------------------------------------------------
                             Hypermarkets & Super Centers -- 0.1%
     740,000                 Costco Wholesale Corp., 1.125%, 12/15/17                $       741,545
                                                                                     ---------------
                             Total Food & Staples Retailing                          $     2,503,453
----------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.3%
                             Brewers -- 0.1%
     500,000          0.42   Anheuser-Busch InBev Finance, Inc., Floating
                             Rate Note, 1/27/17                                      $       498,948
----------------------------------------------------------------------------------------------------
                             Soft Drinks -- 0.0%+
     189,000                 Coca-Cola Enterprises, Inc., 2.125%, 9/15/15            $       190,535
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

54 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Packaged Foods & Meats -- 0.2%
     250,000                 General Mills, Inc., 0.875%, 1/29/16                    $       250,669
   1,000,000                 Wm Wrigley Jr Co., 2.0%, 10/20/17 (144A)                      1,007,709
                                                                                     ---------------
                                                                                     $     1,258,378
----------------------------------------------------------------------------------------------------
                             Tobacco -- 0.0%+
     310,000                 Altria Group, Inc., 4.125%, 9/11/15                     $       315,645
                                                                                     ---------------
                             Total Food, Beverage & Tobacco                          $     2,263,506
----------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.1%
                             Household Products -- 0.1%
     500,000                 Reckitt Benckiser Treasury Services Plc, 2.125%,
                             9/21/18 (144A)                                          $       504,910
                                                                                     ---------------
                             Total Household & Personal Products                     $       504,910
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                             Health Care Equipment -- 0.6%
     500,000                 Baxter International, Inc., 0.95%, 6/1/16               $       500,316
     750,000                 Becton Dickinson and Co., 1.8%, 12/15/17                        756,334
     500,000                 Boston Scientific Corp., 2.65%, 10/1/18                         506,855
     750,000                 CareFusion Corp., 1.45%, 5/15/17                                751,072
     750,000                 Covidien International Finance SA, 1.35%, 5/29/15               751,566
     510,000                 St. Jude Medical, Inc., 2.5%, 1/15/16                           518,068
                                                                                     ---------------
                                                                                     $     3,784,211
----------------------------------------------------------------------------------------------------
                             Health Care Distributors -- 0.0%+
     235,000          0.64   McKesson Corp., Floating Rate Note, 9/10/15             $       235,108
----------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.3%
     750,000                 Express Scripts Holding Co., 2.25%, 6/15/19             $       750,302
   1,000,000                 Express Scripts Holding Co., 3.125%, 5/15/16                  1,025,478
                                                                                     ---------------
                                                                                     $     1,775,780
----------------------------------------------------------------------------------------------------
                             Managed Health Care -- 0.1%
     500,000                 UnitedHealth Group, Inc., 1.875%, 11/15/16              $       508,543
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $     6,303,642
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                             SCIENCES -- 0.5%
                             Biotechnology -- 0.1%
     500,000                 Amgen, Inc., 2.5%, 11/15/16                             $       512,088
----------------------------------------------------------------------------------------------------
                             Pharmaceuticals -- 0.3%
     750,000                 Bayer US Finance LLC, 1.5%, 10/6/17 (144A)              $       754,024
     750,000          0.38   Pfizer, Inc., Floating Rate Note, 5/15/17                       749,939
     500,000                 Zoetis, Inc., 1.15%, 2/1/16                                     500,558
                                                                                     ---------------
                                                                                     $     2,004,521
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 55

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Life Sciences Tools & Services -- 0.1%
   1,000,000                 Thermo Fisher Scientific, Inc., 2.4%, 2/1/19            $     1,011,578
                                                                                     ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $     3,528,187
----------------------------------------------------------------------------------------------------
                             BANKS -- 7.9%
                             Diversified Banks -- 5.0%
     750,000          0.66   Abbey National Treasury Services Plc London, Floating
                             Rate Note, 9/29/17                                      $       747,887
     500,000                 ABN AMRO Bank NV, 1.375%, 1/22/16 (144A)                        502,130
     750,000          1.03   ABN AMRO Bank NV, Floating Rate Note,
                             10/28/16 (144A)                                                 755,048
   1,000,000                 ANZ New Zealand Int'l, Ltd. London, 1.125%,
                             3/24/16 (144A)                                                1,003,994
     575,000                 Bank of America Corp., 1.25%, 1/11/16                           576,567
     500,000                 Bank of America Corp., 1.35%, 11/21/16                          500,094
     500,000                 Bank of America Corp., 3.7%, 9/1/15                             507,127
     210,000                 Bank of America Corp., 4.5%, 4/1/15                             210,633
     408,000          0.84   Bank of America Corp., Floating Rate Note, 8/25/17              407,373
   1,135,000                 Bank of Montreal, 0.8%, 11/6/15                               1,137,730
     229,000          0.81   Barclays Bank Plc, Floating Rate Note, 2/17/17                  229,700
     550,000          1.48   BPCE SA, Floating Rate Note, 4/25/16                            555,609
     500,000                 Citigroup, Inc., 1.3%, 4/1/16                                   501,500
     750,000                 Citigroup, Inc., 1.8%, 2/5/18                                   749,090
     650,000          0.59   Commonwealth Bank of Australia, Floating
                             Rate Note, 3/13/17 (144A)                                       650,387
     460,000          1.03   Commonwealth Bank of Australia, Floating
                             Rate Note, 9/18/15 (144A)                                       461,882
     750,000          0.50   Commonwealth Bank of Australia, Floating
                             Rate Note, 9/8/17 (144A)                                        749,624
     500,000          0.71   Cooperatieve Centrale Raiffeisen-Boerenleenbank BA
                             New York, Floating Rate Note, 3/18/16                           501,864
     750,000                 HSBC Bank Middle East, Ltd., 3.0%, 10/21/15                     758,400
     750,000                 HSBC Bank Plc, 3.5%, 6/28/15 (144A)                             757,334
     750,000          0.55   HSBC USA, Inc., Floating Rate Note, 6/23/17                     749,092
     500,000                 Intesa Sanpaolo S.p.A., 3.125%, 1/15/16                         507,876
   1,375,000                 Intesa Sanpaolo S.p.A., 3.625%, 8/12/15 (144A)                1,390,465
     492,000                 JPMorgan Chase & Co., 1.1%, 10/15/15                            493,334
     265,000                 JPMorgan Chase & Co., 3.4%, 6/24/15                             267,332
     500,000          2.76   JPMorgan Chase & Co., Floating Rate Note, 2/25/21               499,500
     250,000          0.69   Nordea Bank AB, Floating Rate Note, 5/13/16 (144A)              250,841
   1,000,000                 Royal Bank of Canada, 1.45%, 9/9/16                           1,008,878
     550,000          0.59   Royal Bank of Canada, Floating Rate Note, 1/23/17               550,913
   1,000,000          0.48   Royal Bank of Canada, Floating Rate Note, 6/16/17               998,403
     750,000          0.59   Skandinaviska Enskilda Banken AB, Floating
                             Rate Note, 9/21/15                                              750,772

The accompanying notes are an integral part of these financial statements.

56 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Diversified Banks -- (continued)
     500,000                 Standard Chartered Plc, 3.85%, 4/27/15 (144A)           $       502,355
     750,000          0.68   Sumitomo Mitsui Banking Corp., Floating Rate
                             Note, 1/10/17                                                   750,398
     300,000          0.90   Sumitomo Mitsui Banking Corp., Floating Rate
                             Note, 7/19/16                                                   301,193
     500,000          1.01   Sumitomo Mitsui Trust Bank, Ltd., Floating Rate
                             Note, 9/16/16 (144A)                                            502,665
   1,000,000          0.72   Svenska Handelsbanken AB, Floating Rate
                             Note, 9/23/16                                                 1,004,166
     500,000                 The Bank of Nova Scotia, 1.1%, 12/13/16                         501,207
     500,000                 The Bank of Nova Scotia, 1.375%, 7/15/16                        504,992
     500,000                 The Bank of Nova Scotia, 1.45%, 4/25/18                         496,452
   1,000,000                 The Bank of Tokyo-Mitsubishi UFJ, Ltd., 1.55%,
                             9/9/16 (144A)                                                 1,005,383
     305,000                 The Bank of Tokyo-Mitsubishi UFJ, Ltd., 2.7%,
                             9/9/18 (144A)                                                   312,129
     500,000          0.64   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                             Rate Note, 3/10/17 (144A)                                       499,598
     500,000          0.54   The Bank of Tokyo-Mitsubishi UFJ, Ltd., Floating
                             Rate Note, 9/8/17 (144A)                                        498,258
     500,000                 The Huntington National Bank, 1.3%, 11/20/16                    500,855
     500,000          0.66   The Huntington National Bank, Floating
                             Rate Note, 4/24/17                                              499,293
     750,000          0.88   The Korea Development Bank, Floating
                             Rate Note, 1/22/17                                              749,634
     500,000                 The Toronto-Dominion Bank, 1.4%, 4/30/18                        498,114
     500,000          0.47   The Toronto-Dominion Bank, Floating Rate
                             Note, 5/2/17                                                    499,868
     500,000          0.70   The Toronto-Dominion Bank, Floating Rate
                             Note, 9/9/16                                                    502,036
     755,000                 US Bancorp, 2.45%, 7/27/15                                      761,488
     500,000                 Wells Fargo & Co., 1.25%, 7/20/16                               502,880
   1,050,000                 Wells Fargo & Co., 1.5%, 7/1/15                               1,053,965
     575,000          0.86   Wells Fargo & Co., Floating Rate Note, 4/23/18                  578,222
   1,000,000          0.56   Westpac Banking Corp., Floating
                             Rate Note, 5/19/17                                              999,495
                                                                                     ---------------
                                                                                     $    33,756,025
----------------------------------------------------------------------------------------------------
                             Regional Banks -- 2.9%
     103,000                 BB&T Corp., 1.6%, 8/15/17                               $       103,720
     500,000                 Branch Banking & Trust Co., 1.35%, 10/1/17                      501,044
     500,000                 Branch Banking & Trust Co., 2.3%, 10/15/18                      510,096
     250,000          0.53   Branch Banking & Trust Co., Floating
                             Rate Note, 5/23/17                                              248,863
     500,000          0.56   Branch Banking & Trust Co., Floating
                             Rate Note, 9/13/16                                              497,660

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 57

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Regional Banks -- (continued)
     700,000          0.68   Capital One NA, Floating Rate Note, 3/22/16             $       700,665
     730,000          0.65   Fifth Third Bancorp, Floating Rate Note, 12/20/16               724,936
     750,000                 Fifth Third Bank Cincinnati Ohio, 1.15%, 11/18/16               751,281
     500,000          0.64   Fifth Third Bank Cincinnati Ohio, Floating
                             Rate Note, 2/26/16                                              500,448
     500,000                 KeyBank NA Cleveland Ohio, 1.1%, 11/25/16                       500,418
   1,000,000                 KeyBank NA Cleveland Ohio, 1.65%, 2/1/18                      1,002,469
     931,000                 KeyCorp, 3.75%, 8/13/15                                         944,378
     500,000          0.61   Manufacturers & Traders Trust Co., Floating
                             Rate Note, 1/30/17                                              499,468
   1,000,000          0.53   Manufacturers & Traders Trust Co., Floating
                             Rate Note, 7/25/17                                              996,402
   1,000,000                 MUFG Union Bank NA, 2.625%, 9/26/18                           1,026,287
   1,450,000          0.99   MUFG Union Bank NA, Floating Rate Note, 9/26/16               1,457,414
     250,000          0.59   National City Bank Cleveland Ohio, Floating
                             Rate Note, 12/15/16                                             249,031
   1,000,000          0.41   Nordea Bank Finland Plc New York, Floating
                             Rate Note, 6/13/16                                            1,000,246
     450,000                 PNC Bank NA, 1.125%, 1/27/17                                    451,630
     550,000                 PNC Bank NA, 1.3%, 10/3/16                                      553,113
     500,000          0.54   PNC Bank NA, Floating Rate Note, 1/28/16                        500,658
     750,000          0.53   PNC Bank NA, Floating Rate Note, 8/1/17                         748,436
     500,000                 SunTrust Bank, 1.35%, 2/15/17                                   501,597
     805,000          0.67   SunTrust Bank, Floating Rate Note, 2/15/17                      804,044
     500,000                 SunTrust Banks, Inc., 3.5%, 1/20/17                             521,014
     600,000          4.45   The PNC Financial Services Group, Inc., Floating
                             Rate Note (Perpetual)                                           601,500
     750,000          0.70   The Toronto-Dominion Bank, Floating
                             Rate Note, 7/2/19                                               748,386
   1,077,000          0.50   Wachovia Corp., Floating Rate Note, 6/15/17                   1,074,569
     585,000          1.16   Wells Fargo & Co., Floating Rate Note, 6/26/15                  586,605
     250,000          0.44   Wells Fargo Bank NA, Floating Rate Note, 5/16/16                249,580
                                                                                     ---------------
                                                                                     $    19,555,958
                                                                                     ---------------
                             Total Banks                                             $    53,311,983
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 5.6%
                             Other Diversified Financial Services -- 0.9%
     500,000                 Bank of America NA, 1.25%, 2/14/17                      $       500,205
     750,000          0.91   Citigroup, Inc., Floating Rate Note, 11/15/16                   753,463
     500,000          1.03   Citigroup, Inc., Floating Rate Note, 4/1/16                     501,664
     750,000          1.19   Citigroup, Inc., Floating Rate Note, 7/25/16                    754,666
   1,235,000                 General Electric Capital Corp., 1.625%, 7/2/15                1,240,291
     750,000          0.51   General Electric Capital Corp., Floating
                             Rate Note, 5/15/17                                              750,430

The accompanying notes are an integral part of these financial statements.

58 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- (continued)
     296,000          0.88   General Electric Capital Corp., Floating
                             Rate Note, 7/12/16                                      $       297,762
     500,000          1.38   General Electric Capital Corp., Floating
                             Rate Note, 8/1/17                                               498,984
     500,000          0.75   JPMorgan Chase & Co., Floating Rate Note, 2/15/17               500,944
     320,000          0.85   JPMorgan Chase & Co., Floating Rate Note, 2/26/16               320,925
                                                                                     ---------------
                                                                                     $     6,119,334
----------------------------------------------------------------------------------------------------
                             Multi-Sector Holdings -- 0.3%
   1,000,000          0.38   Berkshire Hathaway Finance Corp., Floating
                             Rate Note, 1/10/17                                      $       999,795
   1,000,000          0.36   Berkshire Hathaway Finance Corp., Floating
                             Rate Note, 8/14/17                                              998,875
                                                                                     ---------------
                                                                                     $     1,998,670
----------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.2%
     700,000                 Harley-Davidson Financial Services, Inc., 1.15%,
                             9/15/15 (144A)                                          $       701,862
     175,000                 Harley-Davidson Financial Services, Inc., 3.875%,
                             3/15/16 (144A)                                                  180,552
     500,000          0.53   National Rural Utilities Cooperative Finance Corp.,
                             Floating Rate Note, 11/23/16                                    500,478
     150,000                 NYSE Holdings LLC, 2.0%, 10/5/17                                152,130
                                                                                     ---------------
                                                                                     $     1,535,022
----------------------------------------------------------------------------------------------------
                             Consumer Finance -- 2.2%
     500,000                 American Express Credit Corp., 1.3%, 7/29/16            $       502,652
     200,000          1.34   American Express Credit Corp., Floating
                             Rate Note, 6/12/15                                              200,575
   1,000,000          0.53   American Express Credit Corp., Floating
                             Rate Note, 9/22/17                                              997,205
     500,000                 American Honda Finance Corp., 1.125%, 10/7/16                   502,774
     750,000                 American Honda Finance Corp., 1.2%, 7/14/17                     751,593
     750,000          0.55   American Honda Finance Corp., Floating
                             Rate Note, 12/11/17                                             750,614
   1,675,000          0.61   American Honda Finance Corp., Floating
                             Rate Note, 5/26/16 (144A)                                     1,679,819
     975,000                 Capital One Financial Corp., 1.0%, 11/6/15                      976,291
     750,000                 Capital One NA, 1.65%, 2/5/18                                   748,876
   1,000,000                 Caterpillar Financial Services Corp., 1.0%, 11/25/16          1,004,129
   1,125,000                 Caterpillar Financial Services Corp., 1.35%, 9/6/16           1,135,450
     500,000                 Hyundai Capital America, 1.875%, 8/9/16 (144A)                  505,382
   1,375,000                 Hyundai Capital America, 3.75%, 4/6/16 (144A)                 1,412,309
     485,000          0.42   PACCAR Financial Corp., Floating Rate Note, 6/6/17              484,347
   3,150,000                 Toyota Motor Credit Corp., 0.75%, 3/3/17 (Step)               3,143,612
                                                                                     ---------------
                                                                                     $    14,795,628
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 59

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Asset Management & Custody Banks -- 0.5%
     940,000                 Franklin Resources, Inc., 3.125%, 5/20/15               $       945,710
     750,000                 The Bank of New York Mellon Corp., 1.969%,
                             6/20/17 (Step)                                                  764,234
     750,000                 The Bank of New York Mellon Corp., 2.95%, 6/18/15               755,621
     595,000          0.49   The Bank of New York Mellon Corp., Floating
                             Rate Note, 10/23/15                                             595,722
                                                                                     ---------------
                                                                                     $     3,061,287
----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 1.5%
     750,000          0.97   Morgan Stanley, Floating Rate Note, 1/5/18              $       751,047
     275,000          3.10   Morgan Stanley, Floating Rate Note, 11/9/18                     290,614
     500,000          1.48   Morgan Stanley, Floating Rate Note, 2/25/16                     504,257
     500,000          1.09   Morgan Stanley, Floating Rate Note, 6/6/16                      502,372
     650,000                 North American Development Bank, 2.3%, 10/10/18                 660,932
   2,108,000                 Raymond James Financial, Inc., 4.25%, 4/15/16                 2,193,541
   1,500,000          0.62   The Bear Stearns Companies LLC, Floating
                             Rate Note, 11/21/16                                           1,498,398
     250,000                 The Charles Schwab Corp., 0.85%, 12/4/15                        250,648
   2,125,000                 The Goldman Sachs Group, Inc., 1.6%, 11/23/15                 2,138,186
     340,000                 The Goldman Sachs Group, Inc., 3.7%, 8/1/15                     344,045
     475,000          0.68   The Goldman Sachs Group, Inc., Floating
                             Rate Note, 3/22/16                                              474,857
     700,000          0.63   The Goldman Sachs Group, Inc., Floating
                             Rate Note, 7/22/15                                              700,119
                                                                                     ---------------
                                                                                     $    10,309,016
                                                                                     ---------------
                             Total Diversified Financials                            $    37,818,957
----------------------------------------------------------------------------------------------------
                             INSURANCE -- 6.8%
                             Life & Health Insurance -- 0.4%
     500,000                 Aflac, Inc., 3.45%, 8/15/15                             $       506,518
     250,000                 Lincoln National Corp., 4.3%, 6/15/15                           252,472
     500,000          0.45   Pricoa Global Funding I, Floating Rate Note,
                             6/24/16 (144A)                                                  500,072
     750,000                 Principal Life Global Funding II, 1.2%,
                             5/19/17 (144A)                                                  750,837
     390,000          0.61   Principal Life Global Funding II, Floating
                             Rate Note, 5/27/16 (144A)                                       390,909
     375,000                 Prudential Covered Trust 2012-1, 2.997%,
                             9/30/15 (144A)                                                  379,279
                                                                                     ---------------
                                                                                     $     2,780,087
----------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- 0.8%
     300,000                 Assurant, Inc., 2.5%, 3/15/18                           $       303,878
     300,000          0.78   Metropolitan Life Global Funding I, Floating
                             Rate Note, 7/15/16 (144A)                                       301,594
   1,250,000                 Metropolitan Life Insurance Co., 7.7%,
                             11/1/15 (144A)                                                1,304,696

The accompanying notes are an integral part of these financial statements.

60 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Multi-line Insurance -- (continued)
     500,000                 New York Life Global Funding, 1.125%,
                             3/1/17 (144A)                                           $       501,244
     750,000                 New York Life Global Funding, 1.45%,
                             12/15/17 (144A)                                                 752,716
     750,000          0.25   New York Life Global Funding, Floating Rate Note,
                             10/29/15 (144A)                                                 749,769
   1,050,000          0.58   New York Life Global Funding, Floating Rate Note,
                             5/23/16 (144A)                                                1,053,191
                                                                                     ---------------
                                                                                     $     4,967,088
----------------------------------------------------------------------------------------------------
                             Reinsurance -- 5.6%
     250,000          6.35   Alamo Re, Ltd., Floating Rate Note, 6/7/17
                             (Cat Bond) (144A)                                       $       258,575
     218,850                 Altair Re, Variable Rate Notes, 6/30/16 (Cat Bond)              156,587
     300,000                 Altair Re, Variable Rate Notes, 6/30/17 (Cat Bond)              302,910
     250,000                 Arlington Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 8/1/15                                     275,925
     300,000          4.02   Armor Re, Ltd., Floating Rate Note, 12/15/16 (Cat
                             Bond) (144A)                                                    299,580
     250,000          8.13   Atlas Reinsurance VII, Ltd., Floating Rate Note,
                             1/7/16 (Cat Bond) (144A)                                        255,225
     500,000          3.45   Atlas IX Capital, Ltd., Floating Rate Note, 1/17/19
                             (Cat Bond) (144A)                                               511,700
     800,000          4.28   Blue Danube II, Ltd., Floating Rate Note, 5/23/18
                             (Cat Bond) (144A)                                               801,840
     650,000         10.75   Blue Danube, Ltd., Floating Rate Note, 4/10/15
                             (Cat Bond) (144A)                                               653,445
     500,000          5.27   Caelus Re, Ltd., Floating Rate Note, 3/7/16 (Cat
                             Bond) (144A)                                                    505,850
     750,000          6.87   Caelus Re, Ltd., Floating Rate Note, 4/7/17 (Cat
                             Bond) (144A)                                                    782,700
     250,000          4.28   Citrus Re, Ltd., Floating Rate Note, 4/18/17 (Cat
                             Bond) (144A)                                                    248,925
     600,000          3.78   Citrus Re, Ltd., Floating Rate Note, 4/24/17 (Cat
                             Bond) (144A)                                                    597,120
     500,000          2.78   East Lane Re VI, Ltd., Floating Rate Note, 3/14/18
                             (Cat Bond) (144A)                                               497,500
     500,000          6.67   East Lane Re, Ltd., Floating Rate Note, 3/13/15
                             (Cat Bond) (144A)                                               500,200
     700,000                 Eden Re II, Ltd., 4/19/18 (Cat Bond) (144A) (d)                 705,250
     685,125                 Exeter Segregated Account (KANE SAC Ltd.), Variable
                             Rate Notes, 1/7/16                                              686,838
     250,000                 Fairfield Segregated Account (KANE SAC Ltd.), Variable
                             Rate Notes, 2/2/16                                              231,850
     500,000          7.40   Galileo Re, Ltd., Floating Rate Note, 1/9/19 (Cat
                             Bond) (144A)                                                    514,650

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 61

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     600,000          6.70   Gator Re, Ltd., Floating Rate Note, 1/9/17 (Cat
                             Bond) (144A)                                            $       535,020
     600,000                 Gloucester Segregated Account (Kane SAC Ltd.),
                             Variable Rate Notes, 6/12/15                                    580,860
     750,000          2.22   Golden State Re II, Ltd., Floating Rate Note,
                             1/8/19 (Cat Bond) (144A)                                        749,100
     800,000                 Gullane Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/22/17                                    819,280
     210,250                 Hereford Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/7/16                                     210,713
     500,000          4.01   Ibis Re II, Ltd., Floating Rate Note, 6/28/16 (Cat
                             Bond) (144A)                                                    505,100
     750,000          3.78   Kilimanjaro Re, Ltd., Floating Rate Note, 11/25/19
                             (Cat Bond) (144A)                                               747,750
     650,000          4.77   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                             (Cat Bond) (144A)                                               661,440
     350,000          4.15   Kilimanjaro Re, Ltd., Floating Rate Note, 4/30/18
                             (Cat Bond) (144A)                                               352,450
     450,000          2.27   Kizuna Re II, Ltd., Floating Rate Note, 4/6/18 (Cat
                             Bond) (144A)                                                    451,350
     750,000          3.98   Longpoint Re, Ltd. III, Floating Rate Note, 5/18/16
                             (Cat Bond) (144A)                                               757,350
     900,000          6.03   Longpoint Re, Ltd., Floating Rate Note, 6/12/15
                             (Cat Bond) (144A)                                               909,810
     650,000          2.02   Merna Re V, Ltd., Floating Rate Note, 4/7/17 (Cat
                             Bond) (144A)                                                    649,415
     444,667                 Muirfield Segregated Account (KANE SAC Ltd.),
                             Variable Rate Notes, 1/12/16                                    445,334
   1,750,000          8.01   Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat
                             Bond) (144A)                                                  1,766,450
     500,000          8.51   Mythen Re, Ltd., Floating Rate Note, 5/7/15 (Cat
                             Bond) (144A)                                                    505,150
     500,000          8.56   Mythen Re, Ltd., Series 2012-2 Class A, Floating
                             Rate Note, 1/5/17 (Cat Bond) (144A)                             527,900
     700,000          8.01   Mythen Re, Ltd., Series 2013-1 Class B, Floating
                             Rate Note, 7/9/15 (Cat Bond) (144A)                             714,210
     500,000          7.27   Northshore Re, Ltd., Floating Rate Note, 7/5/16
                             (Cat Bond) (144A)                                               517,700
   1,000,000                 Pangaea Re, Series 2015-1, Principal at Risk
                             Notes, 2/1/19                                                 1,027,100
     500,000         13.98   Pelican Re, Ltd., Floating Rate Note, 4/13/15 (Cat
                             Bond) (144A)                                                    506,550
     500,000          3.52   Queen City Re, Floating Rate Note, 1/6/19 (Cat
                             Bond) (144A)                                                    496,950
     750,000          7.51   Queen Street IV Capital, Ltd., Floating Rate Note,
                             4/9/15 (Cat Bond) (144A)                                        752,550

The accompanying notes are an integral part of these financial statements.

62 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     750,000          8.51   Queen Street V Re, Ltd., Floating Rate Note,
                             4/9/15 (Cat Bond) (144A)                                $       753,300
     750,000          8.63   Queen Street VII Re, Ltd., Floating Rate Note,
                             4/8/16 (Cat Bond) (144A)                                        774,825
     500,000          8.77   Residential Reinsurance 2011, Ltd., Floating
                             Rate Note, 12/6/16 (Cat Bond) (144A)                            507,400
     500,000          9.02   Residential Reinsurance 2011, Ltd., Floating
                             Rate Note, 6/6/15 (Cat Bond) (144A)                             507,950
     500,000          8.92   Residential Reinsurance 2011, Ltd., Floating
                             Rate Note, 6/6/17 (Cat Bond) (144A)                             509,550
     250,000         12.77   Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 12/6/16 (Cat Bond) (144A)                            269,900
     250,000          5.77   Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 12/6/16 (Cat Bond) (144A)                            258,525
   1,150,000          4.52   Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 12/6/16 (Cat Bond) (144A)                          1,178,520
     250,000          8.02   Residential Reinsurance 2012, Ltd., Floating
                             Rate Note, 6/6/16 (Cat Bond) (144A)                             265,125
     250,000          9.27   Residential Reinsurance 2013, Ltd., Floating
                             Rate Note, 6/6/17 (Cat Bond) (144A)                             264,575
     250,000          3.52   Residential Reinsurance 2014, Ltd., Floating
                             Rate Note, 6/6/18 (Cat Bond) (144A)                             252,200
     320,000          4.02   Riverfront Re, Ltd., Floating Rate Note, 1/6/17
                             (Cat Bond) (144A)                                               319,552
     750,000          4.03   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                             (Cat Bond) (144A)                                               749,175
     750,000          3.54   Sanders Re, Ltd., Floating Rate Note, 5/5/17
                             (Cat Bond) (144A)                                               746,250
     650,000          3.90   Sanders Re, Ltd., Floating Rate Note, 6/7/17
                             (Cat Bond) (144A)                                               652,990
     250,000                 Sector Re V, Ltd., 12/1/19 (Cat Bond) (144A) (d)                254,550
         272                 Sector Re V, Ltd., 3/1/18 (Cat Bond) (144A) (d)                   4,609
     300,000                 Sector Re V, Ltd., 3/30/19 (Cat Bond) (144A) (d)                370,050
     250,000                 Silverton Re, Ltd., 9/16/16 (Cat Bond) (144A) (d)                34,425
     400,000                 Silverton RE, Ltd., 9/18/17 (Cat Bond) (144A) (d)               413,320
     750,000                 Sirius International Group, Ltd., 6.375%,
                             3/20/17 (144A)                                                  820,040
     250,000          8.54   Tar Heel Re, Ltd., Floating Rate Note, 5/9/16 (Cat
                             Bond) (144A)                                                    260,400
     250,000          5.03   Tradewynd Re, Ltd., Floating Rate Note, 1/8/18 (Cat
                             Bond) (144A)                                                    250,875
     458,833                 Troon Segregated Account (KANE SAC Ltd.), Variable
                             Rate Notes, 1/12/16                                             459,338
     800,000                 Versutus Ltd., Series 2015-A, Variable Rate Notes,
                             12/31/2017                                                      806,240

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 63

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Reinsurance -- (continued)
     250,000          3.46   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                             (Cat Bond) (144A)                                       $       255,150
     750,000          2.73   Vita Capital V, Ltd., Floating Rate Note, 1/15/17
                             (Cat Bond) (144A)                                               761,700
     500,000          2.77   Vitality Re IV, Ltd., Floating Rate Note, 1/9/17
                             (Cat Bond) (144A)                                               509,050
     500,000          1.77   Vitality Re V, Ltd., Floating Rate Note, 1/7/19
                             (Cat Bond) (144A)                                               501,050
                                                                                     ---------------
                                                                                     $    37,686,836
                                                                                     ---------------
                             Total Insurance                                         $    45,434,011
----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.3%
                             Diversified REIT -- 0.1%
     650,000                 Digital Realty Trust LP, 4.5%, 7/15/15                  $       652,685
----------------------------------------------------------------------------------------------------
                             Health Care REIT -- 0.1%
     500,000                 Health Care Real Estate Investment Trust, Inc.,
                             2.25%, 3/15/18                                          $       504,058
     290,000                 Senior Housing Properties Trust, 4.3%, 1/15/16                  295,474
                                                                                     ---------------
                                                                                     $       799,532
----------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.1%
     500,000                 Ventas Realty LP, 3.125%, 11/30/15                      $       508,939
                                                                                     ---------------
                             Total Real Estate                                       $     1,961,156
----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.2%
                             Systems Software -- 0.2%
     300,000                 Oracle Corp., 2.25%, 10/8/19                            $       305,596
     500,000                 Oracle Corp., 2.375%, 1/15/19                                   512,948
     575,000          0.43   Oracle Corp., Floating Rate Note, 7/7/17                        575,385
                                                                                     ---------------
                                                                                     $     1,393,929
                                                                                     ---------------
                             Total Software & Services                               $     1,393,929
----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.1%
                             Computer Storage & Peripherals -- 0.1%
     400,000          0.28   Apple, Inc., Floating Rate Note, 5/3/16                 $       400,099
                                                                                     ---------------
                             Total Technology Hardware & Equipment                   $       400,099
----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.3%
                             Semiconductors -- 0.3%
     500,000                 Altera Corp., 2.5%, 11/15/18                            $       511,785
     700,000                 Intel Corp., 1.35%, 12/15/17                                    704,038
     400,000                 Micron Semiconductor Asia Pte, Ltd.,
                             1.258%, 1/15/19                                                 398,117
     500,000                 Texas Instruments, Inc., 0.875%, 3/12/17                        499,274
                                                                                     ---------------
                                                                                     $     2,113,214
                                                                                     ---------------
                             Total Semiconductors & Semiconductor Equipment          $     2,113,214
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

64 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 1.0%
                             Integrated Telecommunication Services -- 0.6%
     614,000                 GTP Acquisition Partners I LLC, 4.347%,
                             6/15/41 (144A)                                          $       624,533
     500,000                 Ooredoo International Finance, Ltd., 3.375%,
                             10/14/16 (144A)                                                 514,285
     500,000                 Telefonica Emisiones SAU, 3.992%, 2/16/16                       514,130
     935,000                 Verizon Communications, Inc., 0.7%, 11/2/15                     935,679
   1,285,000          1.77   Verizon Communications, Inc., Floating Rate
                             Note, 9/15/16                                                 1,307,080
                                                                                     ---------------
                                                                                     $     3,895,707
----------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.4%
   1,000,000          1.24   America Movil SAB de CV, Floating Rate
                             Note, 9/12/16                                           $     1,007,554
     500,000                 Crown Castle Towers LLC, 3.214%, 8/15/15 (144A)                 504,543
     275,000          0.62   Vodafone Group Plc, Floating Rate Note, 2/19/16                 275,111
   1,155,000                 WCP Wireless Site Funding, 6.829%,
                             11/15/15 (144A)                                               1,181,014
                                                                                     ---------------
                                                                                     $     2,968,222
                                                                                     ---------------
                             Total Telecommunication Services                        $     6,863,929
----------------------------------------------------------------------------------------------------
                             UTILITIES -- 1.1%
                             Electric Utilities -- 1.0%
     500,000                 American Electric Power Co., Inc., 1.65%, 12/15/17      $       502,460
     500,000                 Commonwealth Edison Co., 1.95%, 9/1/16                          508,745
   1,375,000                 Dubai Electricity & Water Authority, 8.5%,
                             4/22/15 (144A)                                                1,390,840
     750,000                 Duke Energy Carolinas LLC, 1.75%, 12/15/16                      762,254
     695,000                 Duke Energy Florida, Inc., 0.65%, 11/15/15                      695,194
     303,000          0.60   Duke Energy Indiana, Inc., Floating Rate
                             Note, 7/11/16                                                   303,329
     411,000          0.43   Duke Energy Progress, Inc., Floating Rate
                             Note, 3/6/17                                                    410,836
     750,000          0.69   Electricite de France SA, Floating Rate
                             Note, 1/20/17 (144A)                                            750,915
     827,000          0.56   Georgia Power Co., Floating Rate Note, 3/15/16                  826,496
     500,000          0.63   Georgia Power Co., Floating Rate Note, 8/15/16                  499,753
     341,000          0.50   NSTAR Electric Co., Floating Rate Note, 5/17/16                 340,639
                                                                                     ---------------
                                                                                     $     6,991,461
----------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 0.1%
     500,000                 PSEG Power LLC, 2.75%, 9/15/16                          $       512,652
                                                                                     ---------------
                             Total Utilities                                         $     7,504,113
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 65

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             GOVERNMENT -- 0.2%
                             Government -- 0.2%
   1,000,000                 Banco Nacional de Desenvolvimento
                             Economico e Social, 3.375%, 9/26/16 (144A)              $     1,006,250
                                                                                     ---------------
                             Total Government                                        $     1,006,250
----------------------------------------------------------------------------------------------------
                             TOTAL CORPORATE BONDS
                             (Cost $208,322,861)                                     $   208,451,225
----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- 6.9%
   1,804,619                 Fannie Mae, 2.0%, 11/1/23                               $     1,834,679
   1,217,045                 Fannie Mae, 2.5%, 3/1/28                                      1,249,272
     389,512                 Fannie Mae, 2.5%, 6/1/23                                        401,930
   1,235,381                 Fannie Mae, 3.0%, 10/1/27                                     1,296,272
   1,458,828                 Fannie Mae, 3.0%, 11/1/27                                     1,532,504
     998,253                 Fannie Mae, 3.0%, 5/1/21                                      1,046,714
     614,987                 Fannie Mae, 4.0%, 12/1/19                                       650,401
     258,786                 Fannie Mae, 4.5%, 1/1/41                                        283,736
     452,836                 Fannie Mae, 4.5%, 5/1/39                                        499,237
     758,710                 Fannie Mae, 4.5%, 5/1/39                                        842,777
     687,467                 Fannie Mae, 5.0%, 10/1/41                                       766,791
     235,526                 Fannie Mae, 5.0%, 11/1/20                                       252,770
       4,802                 Fannie Mae, 5.0%, 7/1/15                                          5,064
      57,946                 Fannie Mae, 5.5%, 12/1/35                                        65,086
     313,927                 Fannie Mae, 5.5%, 8/1/37                                        354,060
     245,884                 Fannie Mae, 6.0%, 10/1/22                                       267,265
      33,423                 Fannie Mae, 6.0%, 2/1/34                                         37,940
      32,025                 Fannie Mae, 6.0%, 4/1/38                                         36,387
     258,997                 Fannie Mae, 6.5%, 4/1/29                                        298,050
       1,362                 Fannie Mae, 6.5%, 6/1/16                                          1,390
       6,924                 Fannie Mae, 6.5%, 7/1/32                                          8,015
      15,617                 Fannie Mae, 6.5%, 8/1/17                                         16,307
      20,500                 Fannie Mae, 7.0%, 1/1/36                                         22,419
      38,316                 Fannie Mae, 7.0%, 7/1/17                                         39,578
      54,771          2.60   Fannie Mae, Floating Rate Note, 1/1/25                           56,007
     102,111          2.57   Fannie Mae, Floating Rate Note, 10/1/29                         104,679
      83,496          2.28   Fannie Mae, Floating Rate Note, 10/1/29                          84,807
     310,358          1.90   Fannie Mae, Floating Rate Note, 10/1/36                         312,635
      85,732          2.55   Fannie Mae, Floating Rate Note, 11/1/24                          89,169
       2,273          2.24   Fannie Mae, Floating Rate Note, 11/1/25                           2,405
     111,184          1.52   Fannie Mae, Floating Rate Note, 11/1/40                         113,892
      50,562          2.44   Fannie Mae, Floating Rate Note, 12/1/28                          52,878
     222,978          4.36   Fannie Mae, Floating Rate Note, 12/1/36                         237,867
      12,721          2.45   Fannie Mae, Floating Rate Note, 2/1/27                           12,785

The accompanying notes are an integral part of these financial statements.

66 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
       1,294          3.04   Fannie Mae, Floating Rate Note, 2/1/33                   $        1,366
       3,193          2.59   Fannie Mae, Floating Rate Note, 4/1/28                            3,215
       2,798          2.46   Fannie Mae, Floating Rate Note, 4/1/29                            2,877
      49,099          2.33   Fannie Mae, Floating Rate Note, 7/1/36                           52,994
     931,351                 Federal Home Loan Mortgage Corp., 2.5%, 10/1/27                 956,960
     216,176                 Federal Home Loan Mortgage Corp., 4.0%, 5/1/24                  230,980
     169,827                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                  178,292
     148,558                 Federal Home Loan Mortgage Corp., 4.5%, 7/1/19                  155,963
     105,545                 Federal Home Loan Mortgage Corp., 5.0%, 12/1/39                 116,667
      73,906                 Federal Home Loan Mortgage Corp., 5.0%, 2/1/21                   79,649
      53,140                 Federal Home Loan Mortgage Corp., 5.5%, 8/1/23                   57,660
       5,995                 Federal Home Loan Mortgage Corp., 6.5%, 7/1/16                    6,161
       2,245          2.48   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 1/1/28                                                      2,369
     330,672          2.41   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 10/1/31                                                   336,233
       6,182          2.38   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 11/1/31                                                     6,596
     263,859          2.41   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 12/1/31                                                   264,791
      17,086          2.60   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/1/25                                                     17,601
       1,977          2.62   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 4/1/29                                                      2,003
       5,830          2.17   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 5/1/25                                                      5,850
       3,993          2.74   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 7/1/18                                                      3,998
      87,869          2.41   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 8/1/31                                                     91,637
         870          2.38   Federal Home Loan Mortgage Corp., Floating Rate
                             Note, 8/1/31                                                        896
   1,158,088                 Federal National Mortgage Association, 2.0%, 8/1/23           1,177,388
   1,223,165                 Federal National Mortgage Association, 2.5%, 9/1/22           1,262,388
     846,211                 Federal National Mortgage Association,
                             3.0%, 12/1/21                                                   887,291
   1,080,056                 Federal National Mortgage Association, 4.0%, 1/1/20           1,142,288
   1,106,846                 Federal National Mortgage Association, 4.0%, 10/1/20          1,170,608
   1,127,553                 Federal National Mortgage Association, 4.0%, 3/1/21           1,192,895
     390,030                 Federal National Mortgage Association, 4.0%, 8/1/19             412,440
     305,230                 Government National Mortgage Association I,
                             5.0%, 8/15/19                                                   326,521
     155,566                 Government National Mortgage Association I,
                             6.0%, 11/15/36                                                  181,174

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 67

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             U.S. GOVERNMENT AND AGENCY
                             OBLIGATIONS -- (continued)
      54,925                 Government National Mortgage Association I,
                             6.0%, 12/15/31                                          $        63,937
     147,608                 Government National Mortgage Association I,
                             6.0%, 3/15/17                                                   151,921
      34,285                 Government National Mortgage Association I,
                             6.5%, 10/15/37                                                   39,238
      33,650                 Government National Mortgage Association I,
                             6.5%, 5/15/31                                                    40,240
       7,280                 Government National Mortgage Association I,
                             6.5%, 7/15/35                                                     8,332
      51,944                 Government National Mortgage Association I,
                             7.5%, 10/15/36                                                   60,999
     364,249                 Government National Mortgage Association II,
                             6.0%, 10/20/21                                                  392,819
     224,728                 Government National Mortgage Association II,
                             6.0%, 11/20/22                                                  248,073
     168,089                 Government National Mortgage Association II,
                             6.0%, 4/20/22                                                   181,694
     140,722                 Government National Mortgage Association II,
                             6.0%, 8/20/19                                                   149,226
   7,000,000                 U.S. Treasury Notes, 0.5%, 11/30/16                           6,996,171
  14,500,000                 U.S. Treasury Notes, 0.875%, 1/15/18                         14,458,080
----------------------------------------------------------------------------------------------------
                             TOTAL U.S. GOVERNMENT AND
                             AGENCY OBLIGATIONS
                             (Cost $45,697,166)                                      $    45,994,249
----------------------------------------------------------------------------------------------------
                             MUNICIPAL BONDS -- 0.4%
                             Municipal Airport -- 0.1%
     475,000                 Massachusetts Port Authority, 5.0%, 7/1/16              $       502,940
----------------------------------------------------------------------------------------------------
                             Municipal Development -- 0.1%
     250,000          3.00   Massachusetts Development Finance Agency,
                             Floating Rate Note, 2/15/36                             $       256,602
     500,000                 State of Ohio, 3.0%, 6/15/15                                    503,965
                                                                                     ---------------
                                                                                     $       760,567
----------------------------------------------------------------------------------------------------
                             Municipal General -- 0.1%
     500,000                 Texas Municipal Gas Acquisition & Supply
                             Corp III, 5.0%, 12/15/15                                $       515,970
----------------------------------------------------------------------------------------------------
                             Higher Municipal Education -- 0.1%
     500,000                 University of California, 0.966%, 5/15/17               $       499,475
----------------------------------------------------------------------------------------------------
                             Municipal Obligation -- 0.0%+
     500,000                 City of Pittsburgh Pennsylvania, 0.87%, 9/1/16          $       498,975
----------------------------------------------------------------------------------------------------
                             TOTAL MUNICIPAL BONDS
                             (Cost $2,795,135)                                       $     2,777,927
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

68 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
 Principal     Rate (b)
 Amount ($)    (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             SENIOR FLOATING RATE LOAN
                             INTERESTS -- 7.0%**
                             ENERGY -- 0.4%
                             Oil & Gas Equipment & Services -- 0.2%
     348,250          3.75   77 Energy, Tranche B Loan (First Lien), 6/17/21         $       318,649
     988,743          3.88   Fieldwood Energy LLC, Closing Date Loan, 9/25/18                948,575
                                                                                     ---------------
                                                                                     $     1,267,224
----------------------------------------------------------------------------------------------------
                             Integrated Oil & Gas -- 0.1%
     841,500          4.00   Seadrill Operating LP, Initial Term Loan, 2/14/21       $       682,967
----------------------------------------------------------------------------------------------------
                             Oil & Gas Exploration & Production -- 0.1%
     750,000          5.50   TPF II Power, LLC, Term Loan, 10/2/21                   $       759,375
----------------------------------------------------------------------------------------------------
                             Coal & Consumable Fuels -- 0.0%+
      67,011          5.50   Foresight Energy LLC, Term Loan, 8/21/20                $        64,331
                                                                                     ---------------
                             Total Energy                                            $     2,773,897
----------------------------------------------------------------------------------------------------
                             MATERIALS -- 0.5%
                             Commodity Chemicals -- 0.1%
     525,000          4.75   Eco Services Operations, Initial Term Loan, 10/8/21     $       526,969
----------------------------------------------------------------------------------------------------
                             Specialty Chemicals -- 0.2%
     550,000          3.75   Huntsman International LLC, 2014-1 Incremental
                             Term Loan, 9/30/21                                      $       552,400
     748,101          4.50   MacDermid, Inc., Tranche B Term Loan (First Lien),
                             6/7/20                                                          752,122
      72,296          3.00   WR Grace & Co-Conn, Delayed Draw Term Loan,
                             1/23/21                                                          72,401
     200,912          3.00   WR Grace & Co-Conn, U.S. Term Loan, 1/23/21                     201,205
                                                                                     ---------------
                                                                                     $     1,578,128
----------------------------------------------------------------------------------------------------
                             Construction Materials -- 0.0%+
     207,635          4.25   CeramTec Service GmbH, Initial Dollar Term B-1
                             Loan, 8/30/20                                           $       207,505
----------------------------------------------------------------------------------------------------
                             Metal & Glass Containers -- 0.1%
      99,500          5.50   BWay Intermediate, Initial Term Loan, 8/14/20           $       100,013
     350,000          4.00   Crown Americas LLC, Term Loan B, 10/22/21                       353,910
                                                                                     ---------------
                                                                                     $       453,923
----------------------------------------------------------------------------------------------------
                             Diversified Metals & Mining -- 0.0%+
      97,763          3.75   Fortescue Metals Group Ltd., Bank Loan, 6/30/19         $        90,797
----------------------------------------------------------------------------------------------------
                             Steel -- 0.0%+
     148,500          4.50   TMS International Corp., Term B Loan, 10/2/20           $       141,075
----------------------------------------------------------------------------------------------------
                             Paper Products -- 0.1%
     500,000          5.75   Appvion, Inc., Term Commitment, 6/28/19                 $       490,625
                                                                                     ---------------
                             Total Materials                                         $     3,489,022
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 69

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             CAPITAL GOODS -- 0.8%
                             Aerospace & Defense -- 0.2%
     197,751          3.50   Orbital ATK, Inc., Term B Loan, 10/22/20                $       198,205
     530,236          3.25   Spirit AeroSystems, Inc., Term Loan B, 9/30/20                  529,838
     853,125          3.25   Wesco Aircraft Hardare Corp., Tranche B Term
                             Loan (First Lien), 2/24/21                                      841,039
                                                                                     ---------------
                                                                                     $     1,569,082
----------------------------------------------------------------------------------------------------
                             Building Products -- 0.1%
     247,500          5.25   Norcraft Cos. Inc., Initial Loan, 11/12/20              $       247,500
     498,744          4.25   Unifrax Corp., New Term B Loan, 12/31/19                        496,042
                                                                                     ---------------
                                                                                     $       743,542
----------------------------------------------------------------------------------------------------
                             Construction & Engineering -- 0.1%
     319,903          3.75   Aecom Technology, Term Loan B, 10/15/21                 $       321,983
     140,771          6.75   International Equipment Solutions LLC, Initial
                             Loan, 8/16/19                                                   141,123
                                                                                     ---------------
                                                                                     $       463,106
----------------------------------------------------------------------------------------------------
                             Electrical Components & Equipment -- 0.1%
     402,211          3.25   Southwire Co., Term Loan, 1/31/21                       $       394,670
----------------------------------------------------------------------------------------------------
                             Industrial Conglomerates -- 0.1%
      20,797          4.25   CeramTec Acquisition Corp., Initial Dollar Term
                             B-2 Loan, 8/30/20                                       $        20,784
      61,556          4.25   CeramTec GmbH, Dollar Term B-3 Loan, 8/30/20                     61,518
     496,250          4.00   Milacron LLC, Term Loan, 3/12/20                                490,047
                                                                                     ---------------
                                                                                     $       572,349
----------------------------------------------------------------------------------------------------
                             Construction & Farm Machinery &
                             Heavy Trucks -- 0.1%
     400,000          5.75   Navistar, Inc., Tranche B Term Loan, 8/17/17            $       402,747
     257,686          3.50   Terex Corp., U.S. Term Loan, 8/13/21                            258,894
                                                                                     ---------------
                                                                                     $       661,641
----------------------------------------------------------------------------------------------------
                             Industrial Machinery -- 0.1%
     394,286          6.00   NN, Inc., Term Loan, 8/27/21                            $       395,764
     500,000          4.25   Schaeffler AG, Facility B-USD, 5/15/20                          504,241
                                                                                     ---------------
                                                                                     $       900,005
----------------------------------------------------------------------------------------------------
                             Trading Companies & Distributors -- 0.0%+
      61,163          3.75   WESCO Distribution, Inc., Tranche B-1
                             Loan, 12/12/19                                          $        61,182
                                                                                     ---------------
                             Total Capital Goods                                     $     5,365,577
----------------------------------------------------------------------------------------------------
                             COMMERCIAL SERVICES & SUPPLIES -- 0.3%
                             Environmental & Facilities Services -- 0.2%
     957,854          5.00   Wheelabrator, Term B Loan, 10/15/21                     $       968,032
      42,146          5.00   Wheelabrator, Term C Loan, 10/15/21                              42,593
                                                                                     ---------------
                                                                                     $     1,010,625
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

70 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Security & Alarm Services -- 0.1%
     122,556          4.00   Garda World Security Corp., Term B Delayed
                             Draw Loan, 11/8/20                                      $       121,560
     479,082          4.00   Garda World Security Corp., Term B Loan, 11/1/20                475,189
                                                                                     ---------------
                                                                                     $       596,749
----------------------------------------------------------------------------------------------------
                             Human Resource & Employment Services -- 0.0%+
     171,522          3.50   On Assignment, Inc., Initial Term B Loan, 5/15/20       $       170,611
                                                                                     ---------------
                             Total Commercial Services & Supplies                    $     1,777,985
----------------------------------------------------------------------------------------------------
                             TRANSPORTATION -- 0.2%
                             Airlines -- 0.1%
     750,000          4.25   American Airlines, Inc., Class B Term, 10/10/21         $       755,450
      98,990          3.25   Delta Air Lines, Inc., 2014 Term B-1 Loan, 10/18/18              99,114
                                                                                     ---------------
                                                                                     $       854,564
----------------------------------------------------------------------------------------------------
                             Marine -- 0.1%
     459,188          5.25   Navios Maritime Partners LP, Term Loan, 6/27/18         $       460,048
                                                                                     ---------------
                             Total Transportation                                    $     1,314,612
----------------------------------------------------------------------------------------------------
                             AUTOMOBILES & COMPONENTS -- 0.6%
                             Auto Parts & Equipment -- 0.3%
     533,333          6.00   BBB Industries US, Initial Term Loan, 10/15/21          $       530,667
     587,900          4.25   MPG Holdco I, Inc., Initial Term Loan, 10/20/21                 591,020
   1,000,000          4.25   Remy International, Inc., Term B Loan 2013, 3/5/20            1,001,250
     224,436          4.25   TI Group Automotive Systems LLC, Term Loan
                             Facility, 7/1/21                                                224,623
                                                                                     ---------------
                                                                                     $     2,347,560
----------------------------------------------------------------------------------------------------
                             Automobile Manufacturers -- 0.3%
     897,450          3.50   Chrysler Group LLC, Term Loan B, 5/24/17                $       897,170
     595,500          3.25   Chrysler Group LLC, Tranche B Term Loan, 12/29/18               595,202
     299,250          6.00   Crown Group llc, Term Loan (First Lien), 9/30/20                294,761
                                                                                     ---------------
                                                                                     $     1,787,133
                                                                                     ---------------
                             Total Automobiles & Components                          $     4,134,693
----------------------------------------------------------------------------------------------------
                             CONSUMER DURABLES & APPAREL -- 0.1%
                             Housewares & Specialties -- 0.0%+
     246,875          2.92   Jarden Corp., Tranche B1 Term Loan, 9/30/20             $       248,572
----------------------------------------------------------------------------------------------------
                             Apparel, Accessories & Luxury Goods -- 0.1%
     337,190          3.25   PVH Corp., Tranche B Term Loan, 12/19/19                $       339,368
                                                                                     ---------------
                             Total Consumer Durables & Apparel                       $       587,940
----------------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.4%
                             Casinos & Gaming -- 0.2%
     343,000          3.50   MGM Resorts International, Term B Loan, 12/20/19        $       342,185
     925,000          6.00   Scientific Games, Initial Term B-2, 10/1/21                     924,943
                                                                                     ---------------
                                                                                     $     1,267,128
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 71

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Hotels, Resorts & Cruise Lines -- 0.0%+
     381,579          3.50   Hilton Worldwide Finance LLC, Initial Term
                             Loan, 9/23/20                                           $       381,877
----------------------------------------------------------------------------------------------------
                             Restaurants -- 0.1%
     700,000          4.50   Burger King Worldwide, Inc., Term Loan B, 9/24/21       $       703,986
----------------------------------------------------------------------------------------------------
                             Education Services -- 0.1%
     395,967          3.75   Bright Horizons Family Solutions, Inc., Term B
                             Loan, 1/14/20                                           $       396,339
                                                                                     ---------------
                             Total Consumer Services                                 $     2,749,330
----------------------------------------------------------------------------------------------------
                             MEDIA -- 0.8%
                             Broadcasting -- 0.4%
     801,032          3.75   Gray Television, Inc., Term Loan (First Lien), 6/10/21  $       800,198
     198,489          3.25   Quebecor Media, Inc., Facility B-1 Tranche, 8/17/20             194,891
     439,420          3.00   Sinclair Television Group, Inc., New Tranche B
                             Term Loan, 4/19/20                                              433,836
     806,849          4.00   Tribune Co., Tranche B Term Loan (First Lien),
                             11/20/20                                                        808,362
                                                                                     ---------------
                                                                                     $     2,237,287
----------------------------------------------------------------------------------------------------
                             Cable & Satellite -- 0.3%
     360,000          4.25   Charter Communications Operating LLC, Term G
                             Loan, 9/10/21                                           $       363,100
     397,000          2.65   Mediacom Illinois LLC, Tranche F Term Loan, 3/31/18             392,368
     476,177          3.50   Ziggo BV, (USD) Tranche B-3 Term Loan, 1/15/22                  472,733
     449,291          3.50   Ziggo BV, Tranche B-1 Term Loan (First Lien), 1/15/22           446,042
     289,532          3.39   Ziggo BV, Tranche B-2 Term Loan (First Lien), 1/15/22           287,438
                                                                                     ---------------
                                                                                     $     1,961,681
----------------------------------------------------------------------------------------------------
                             Movies & Entertainment -- 0.1%
     246,859          3.50   AMC Entertainment, Inc., Initial Term Loan, 4/30/20     $       246,859
     133,810          3.75   Cinedigm Digital Funding I LLC, Term Loan, 2/28/18              133,977
     511,525          3.50   Live Nation Entertainment, Inc., Term B-1
                             Loan, 8/17/20                                                   509,121
                                                                                     ---------------
                                                                                     $       889,957
                                                                                     ---------------
                             Total Media                                             $     5,088,925
----------------------------------------------------------------------------------------------------
                             RETAILING -- 0.1%
                             Computer & Electronics Retail -- 0.1%
     545,875          3.75   Rent-A-Center, Inc., Term Loan (2014), 2/6/21           $       534,958
                                                                                     ---------------
                             Total Retailing                                         $       534,958
----------------------------------------------------------------------------------------------------
                             FOOD & STAPLES RETAILING -- 0.1%
                             Food Retail -- 0.1%
     646,754          5.38   Albertsons LLC, Term B-2 Loan, 3/21/19                  $       650,219
                                                                                     ---------------
                             Total Food & Staples Retailing                          $       650,219
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

72 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             FOOD, BEVERAGE & TOBACCO -- 0.1%
                             Agricultural Products -- 0.1%
     521,063          3.25   Darling International, Inc., Term B USD
                             Loan, 12/19/20                                          $       521,384
----------------------------------------------------------------------------------------------------
                             Other Diversified Financial Services -- 0.0%+
     197,500          3.75   JBS USA LLC, Incremental Term Loan, 9/18/20             $       197,378
                                                                                     ---------------
                             Total Food, Beverage & Tobacco                          $       718,762
----------------------------------------------------------------------------------------------------
                             HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                             Household Products -- 0.0%+
     157,165          4.50   Polarpak, Inc., USD Term Loan (Canadian
                             Borrower Portion), 6/7/20                               $       156,380
      81,881          4.50   Polarpak, Inc., USD Term Loan (U.S. Borrower
                             Portion), 6/7/20                                                 81,471
                                                                                     ---------------
                                                                                     $       237,851
----------------------------------------------------------------------------------------------------
                             Personal Products -- 0.2%
     945,450          4.00   Party City Holdings, Inc., 2014 Replacement
                             Term Loan, 7/27/19                                      $       940,723
     335,000          4.50   Prestige Brands, Inc., Term B-2 Loan, 8/18/21                   335,921
                                                                                     ---------------
                                                                                     $     1,276,644
                                                                                     ---------------
                             Total Household & Personal Products                     $     1,514,495
----------------------------------------------------------------------------------------------------
                             HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                             Health Care Equipment -- 0.2%
     362,187          3.25   Hologic, Inc., Refinancing Tranche B Term
                             Loan, 8/1/19                                            $       363,319
     750,000          4.00   Kinetic Concepts, Inc., Term DTL-E1 loan, 5/4/18                750,117
                                                                                     ---------------
                                                                                     $     1,113,436
----------------------------------------------------------------------------------------------------
                             Health Care Supplies -- 0.0%+
     300,000          4.00   Halyard Health, Inc., Term Loan, 11/1/21                $       302,672
----------------------------------------------------------------------------------------------------
                             Health Care Services -- 0.2%
     493,750          2.21   Fresenius US Finance I, Inc., Tranche B Term
                             Loan, 8/7/19                                            $       492,824
     648,932          4.25   US Renal Care, Inc., Tranche B-2 Term Loan
                             (First Lien), 7/3/19                                            648,932
                                                                                     ---------------
                                                                                     $     1,141,756
----------------------------------------------------------------------------------------------------
                             Health Care Facilities -- 0.1%
     105,000          5.25   Capella Healthcare, Inc., Tranche B Term Loan
                             (First Lien), 12/31/21                                  $       105,525
      99,374          3.42   CHS, 2017 Term E Loan, 1/25/17                                   99,506
     264,864          4.25   CHS, 2021 Term D Loan, 1/27/21                                  265,913
     296,241          6.75   Steward Health Care System LLC, Term
                             Loan, 4/10/20                                                   294,848
                                                                                     ---------------
                                                                                     $       765,792
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 73

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             Health Care Technology -- 0.0%+
     399,000          3.75   Emdeon Inc., Term B-3 Loan, 2.50%, 11/2/18              $       398,252
                                                                                     ---------------
                             Total Health Care Equipment & Services                  $     3,721,908
----------------------------------------------------------------------------------------------------
                             PHARMACEUTICALS, BIOTECHNOLOGY &
                             LIFE SCIENCES -- 0.3%
                             Pharmaceuticals -- 0.3%
     496,250          3.25   Endo Luxembourg Finance I Company Sarl,
                             Tranche B Term Loan (First Lien), 11/5/20               $       496,327
     297,750          3.25   Mallinckrodt International Finance SA, Initial
                             Term B Loan, 3/6/21                                             296,224
     640,927          4.00   Par Pharmaceutical Companies, Inc., Term B-2
                             Loan, 9/28/19                                                   638,924
     500,000          0.00   Par Pharmaceutical, Term B-3 Loan, 3.25%,
                             9/30/19 (e)                                                     500,158
                                                                                     ---------------
                                                                                     $     1,931,633
                                                                                     ---------------
                             Total Pharmaceuticals, Biotechnology &
                             Life Sciences                                           $     1,931,633
----------------------------------------------------------------------------------------------------
                             DIVERSIFIED FINANCIALS -- 0.2%
                             Other Diversified Financial Services -- 0.1%
     425,000          3.50   Delos Finance SARL, Tranche B Term Loan, 2/27/21        $       425,930
     375,000          4.50   Fly Funding II Sarl, Term Loan, 8/9/18                          375,469
                                                                                     ---------------
                                                                                     $       801,399
----------------------------------------------------------------------------------------------------
                             Specialized Finance -- 0.1%
     199,000          3.25   SBA Senior Finance II LLC, Incremental Tranche B-1
                             Term Loan, 3/31/21                                      $       198,046
----------------------------------------------------------------------------------------------------
                             Investment Banking & Brokerage -- 0.0%+
     145,901          3.25   LPL Holdings, Inc., 2013 Incremental Tranche B
                             Term Loan, 3/29/19                                      $       145,376
                                                                                     ---------------
                             Total Diversified Financials                            $     1,144,821
----------------------------------------------------------------------------------------------------
                             INSURANCE -- 0.1%
                             Property & Casualty Insurance -- 0.1%
     396,000          5.75   Hyperion Insurance Group, Ltd., Term Loan, 10/4/19      $       394,762
                                                                                     ---------------
                             Total Insurance                                         $       394,762
----------------------------------------------------------------------------------------------------
                             REAL ESTATE -- 0.1%
                             Mortgage REIT -- 0.0%+
     197,487          3.50   Starwood Property Trust, Inc., Term Loan (First
                             Lien), 4/17/20                                          $       195,019
----------------------------------------------------------------------------------------------------
                             Specialized REIT -- 0.1%
     493,719          3.25   The GEO Group, Inc., Term Loan, 4/3/20                  $       492,176
                                                                                     ---------------
                             Total Real Estate                                       $       687,195
----------------------------------------------------------------------------------------------------
                             SOFTWARE & SERVICES -- 0.3%
                             Internet Software & Services -- 0.0%+
     289,729          3.75   Vantiv LLC, Term B Loan, 6/12/21                        $       289,547
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

74 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             IT Consulting & Other Services -- 0.1%
     199,000          5.75   Evergreen Skills Lux Sarl, Initial Term Loan (First
                             Lien), 4/23/21                                          $       196,612
     155,698          3.92   SunGard Data Systems, Inc., Tranche C Term
                             Loan, 2/28/17                                                   155,924
                                                                                     ---------------
                                                                                     $       352,536
----------------------------------------------------------------------------------------------------
                             Application Software -- 0.0%+
     261,457          3.50   Verint Systems, Inc., Tranche B-2 Term Loan (First
                             Lien), 9/6/19                                           $       261,326
----------------------------------------------------------------------------------------------------
                             Home Entertainment Software -- 0.2%
     573,304          3.25   Activision Blizzard, Inc., Term Loan, 7/26/20           $       574,986
     400,000          5.25   Micro Focus International, Term Loan B, 10/7/21                 394,833
                                                                                     ---------------
                                                                                     $       969,819
                                                                                     ---------------
                             Total Software & Services                               $     1,873,228
----------------------------------------------------------------------------------------------------
                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                             Communications Equipment -- 0.1%
     348,250          3.75   Ciena Corp., Term Loan, 7/15/19                         $       348,250
----------------------------------------------------------------------------------------------------
                             Electronic Equipment Manufacturers -- 0.1%
     500,000          4.75   Zebra Technologies, Term Loan B, 9/30/21                $       506,036
----------------------------------------------------------------------------------------------------
                             Electronic Components -- 0.0%+
     246,875          3.25   Belden Finance 2013 LP, Initial Term Loan, 9/9/20       $       246,875
                                                                                     ---------------
                             Total Technology Hardware & Equipment                   $     1,101,161
----------------------------------------------------------------------------------------------------
                             SEMICONDUCTORS & SEMICONDUCTOR
                             EQUIPMENT -- 0.1%
                             Semiconductor Equipment -- 0.1%
     648,375          3.50   Sensata Technologies B.V., Third Amendment,
                             10/8/21                                                 $       652,265
----------------------------------------------------------------------------------------------------
                             Semiconductors -- 0.0%+
     393,025          3.75   Avago Technologies Ltd., Tranche B Term Loan
                             (First Lien), 4/16/21                                   $       393,977
                                                                                     ---------------
                             Total Semiconductors & Semiconductor Equipment          $     1,046,242
----------------------------------------------------------------------------------------------------
                             TELECOMMUNICATION SERVICES -- 0.3%
                             Integrated Telecommunication Services -- 0.0%+
     225,000          4.50   Level 3 Financing, Inc., Tranche B 2022, 1/31/22        $       226,359
----------------------------------------------------------------------------------------------------
                             Wireless Telecommunication Services -- 0.3%
     349,118          3.00   Crown Castle International Corp., Tranche B-2
                             Term Loan (First Lien), 1/31/21                         $       348,507
     375,000          4.75   GCI Holdings, Inc., Tranche B Term Loan (First
                             Lien), 12/22/21                                                 376,249
     925,000          4.00   Syniverse Holdings, Inc., Tranche B Term
                             Loan, 4/23/19                                                   910,354
                                                                                     ---------------
                                                                                     $     1,635,110
                                                                                     ---------------
                             Total Telecommunication Services                        $     1,861,469
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 75

----------------------------------------------------------------------------------------------------
               Floating
Principal      Rate (b)
Amount ($)     (unaudited)                                                           Value
----------------------------------------------------------------------------------------------------
                             UTILITIES -- 0.4%
                             Electric Utilities -- 0.3%
   1,207,355          4.75   Atlantic Power LP, Term Loan, 2/20/21                   $     1,213,391
     668,236          3.25   Calpine Construction Finance Co. LP, Term B-2
                             Loan, 1/3/22                                                    660,997
                                                                                     ---------------
                                                                                     $     1,874,388
----------------------------------------------------------------------------------------------------
                             Independent Power Producers & Energy
                             Traders -- 0.1%
     750,000          4.00   Calpine Corp., Term Loan (3/11), 4/1/18                 $       750,562
     192,370          3.75   NSG Holdings LLC, New Term Loan, 12/11/19                       191,168
                                                                                     ---------------
                                                                                     $       941,730
                                                                                     ---------------
                             Total Utilities                                         $     2,816,118
----------------------------------------------------------------------------------------------------
                             TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                             (Cost $47,310,703)                                      $    47,278,952
----------------------------------------------------------------------------------------------------
                             TEMPORARY CASH INVESTMENTS -- 0.5%
                             Repurchase Agreement -- 0.5%
   3,345,000                 RBC Capital Markets LLC, 0.08%, dated
                             2/287/15, repurchase price of $3,345,000,
                             plus accrued interest on 3/2/15, collateralized
                             by $3,411,900, Federal National Mortgage
                             Association (ARM), 2.34%, 9/1/39                        $     3,345,000
----------------------------------------------------------------------------------------------------
                             TOTAL TEMPORARY CASH INVESTMENTS
                             (Cost $3,345,000)                                       $     3,345,000
----------------------------------------------------------------------------------------------------
                             TOTAL INVESTMENT IN SECURITIES -- 100.1%
                             (Cost $673,238,204) (a)                                 $   671,395,650
----------------------------------------------------------------------------------------------------
                             OTHER ASSETS & LIABILITIES -- (0.1)%                    $      (440,332)
----------------------------------------------------------------------------------------------------
                             TOTAL NET ASSETS -- 100.0%                              $   670,955,318
====================================================================================================

+           Amount rounds to less than 0.1%.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

(Perpetual) Security with no stated maturity date.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At February 28, 2015, the value of these securities amounted to $194,385,772, or 29.0% of total net assets.

REMICS      Real Estate Mortgage Investment Conduits.

REIT        Real Estate Investment Trust.

Strips      Separate trading of Registered interest and principal of securities.

The accompanying notes are an integral part of these financial statements.

76 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit rate or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(a) At February 28, 2015, the net unrealized appreciation (depreciation) on investments based on cost for federal income tax purposes of $674,522,216 was as follows:

               Aggregate gross unrealized appreciation for all investments in which
                 there is an excess of value over tax cost                             $     2,119,304

               Aggregate gross unrealized depreciation for all investments in which
                 there is an excess of tax cost over value                                  (5,245,870)
                                                                                       ---------------
               Net unrealized depreciation                                             $    (3,126,566)
                                                                                       ===============


(b) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(c) Security represents the interest only portion payments on a pool of underlying mortgages or mortgage-backed securities.

(d) Security issued with a zero coupon. Income is earned through accretion of discount.

(e)         Rate to be determined.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended February 28, 2015 were as follows:

--------------------------------------------------------------------------------
                                             Purchases              Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                    $113,009,250           $ 81,683,242
Other Long-Term Securities                   $ 77,290,053           $119,766,256

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

    Level 1 - quoted prices in active markets for identical securities.

    Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

    Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services or broker-dealers) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 77

The following is a summary of the inputs used as of February 28, 2015, in valuing the Fund's assets:

----------------------------------------------------------------------------------------------------
                                            Level 1      Level 2           Level 3     Total
----------------------------------------------------------------------------------------------------
Preferred Stocks                            $        --  $             --  $  756,700  $    756,700
Asset Backed Securities                              --       104,092,894          --   104,092,894
Collateralized Mortgage Obligations                  --       258,698,703          --   258,698,703
Corporate Bonds
   Insurance
        Reinsurance                                  --                --   7,079,929     7,079,929
   All Other Corporate Bonds                         --       201,371,296          --   201,371,296
U.S. Government Agency Obligations                   --        45,994,249          --    45,994,249
Municipal Bonds                                      --         2,777,927          --     2,777,927
Senior Floating Rate Loan Interests                  --        47,278,952          --    47,278,952
Repurchase Agreement                                 --         3,345,000          --     3,345,000
----------------------------------------------------------------------------------------------------
Total                                       $        --  $    663,559,021  $7,836,629  $671,395,650
====================================================================================================

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------
                                              Preferred              Corporate
                                              Stocks                 Bonds               Total
----------------------------------------------------------------------------------------------------
Balance as of 8/31/14                         $1,360,659             $1,846,491          $3,207,150
Realized gain (loss)(1)                               --                    149                 149
Change in unrealized appreciation
   (depreciation)(2)                            (603,959)               573,068             (30,891)
Net Purchases                                         --              5,575,700           5,575,700
Net Sales                                             --               (915,479)           (915,479)
Transfers in and out of Level 3*                      --                     --                  --
----------------------------------------------------------------------------------------------------
Balance as of 2/28/15                         $  756,700             $7,079,929          $7,836,629
====================================================================================================

(1) Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the six months ended February 28, 2015, there were no transfers between Levels 1, 2 and 3.

    Net change in unrealized appreciation (depreciation) of investments still
    held as of 2/28/15                                                                   $  (30,891)
                                                                                         -----------

The accompanying notes are an integral part of these financial statements.

78 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Statement of Assets and Liabilities | 2/28/15 (unaudited)

ASSETS:
  Investment in securities (cost $673,238,204)                                         $671,395,650
  Cash                                                                                    1,583,780
  Receivables --
     Investment securities sold                                                             354,834
     Fund shares sold                                                                     4,024,164
     Interest                                                                             1,842,407
  Prepaid expenses                                                                           96,792
----------------------------------------------------------------------------------------------------
         Total assets                                                                  $679,297,627
====================================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                                   $  5,320,278
     Fund shares repurchased                                                              2,542,181
     Dividends                                                                              206,812
     Trustee fees                                                                             5,131
  Due to affiliates                                                                         126,458
  Accrued expenses                                                                          141,449
----------------------------------------------------------------------------------------------------
         Total liabilities                                                             $  8,342,309
====================================================================================================
NET ASSETS:
  Paid-in capital                                                                      $685,401,578
  Distributions in excess of net investment income                                       (2,388,831)
  Accumulated net realized loss on investments and foreign
     currency transactions                                                              (10,214,875)
  Net unrealized depreciation on investments                                             (1,842,554)
----------------------------------------------------------------------------------------------------
         Total net assets                                                              $670,955,318
====================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $244,412,542/25,429,775 shares)                                    $       9.61
  Class C (based on $94,240,582/9,821,133 shares)                                      $       9.60
  Class C2 (based on $2,833,675/295,300 shares)                                        $       9.60
  Class K (based on $39,486,119/4,107,169 shares)                                      $       9.61
  Class Y (based on $289,982,400/30,234,971 shares)                                    $       9.59
MAXIMUM OFFERING PRICE:
  Class A ($9.61 (divided by) 97.5%)                                                   $       9.86
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 79

Statement of Operations (unaudited)

For the Six Months Ended 2/28/15

INVESTMENT INCOME:
  Dividend                                                              $     22,040
  Interest                                                                 7,387,070
----------------------------------------------------------------------------------------------------
         Total investment income                                                       $  7,409,110
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                       $  1,265,166
  Transfer agent fees and expenses
     Class A                                                                  22,729
     Class B*                                                                    668
     Class C                                                                   7,065
     Class C2                                                                     63
     Class Y                                                                   2,401
  Distribution fees
     Class A                                                                 234,185
     Class B*                                                                  1,432
     Class C                                                                 239,580
     Class C2                                                                  7,789
  Shareholder communications expense                                         343,290
  Administrative reimbursements                                              107,016
  Custodian fees                                                              68,321
  Registration fees                                                           93,357
  Professional fees                                                           42,465
  Printing expense                                                            15,966
  Fees and expenses of nonaffiliated trustees                                 13,594
  Miscellaneous                                                              138,047
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  2,603,134
----------------------------------------------------------------------------------------------------
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                (521)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  2,602,613
----------------------------------------------------------------------------------------------------
         Net investment income                                                         $  4,806,497
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments                                      $    183,184
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments                                                        $ (2,321,655)
     Delayed draw on loan commitments                                            374   $ (2,321,281)
----------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                            $ (2,138,097)
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $  2,668,400
====================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

The accompanying notes are an integral part of these financial statements.

80 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Statements of Changes in Net Assets

----------------------------------------------------------------------------------------------------
                                                                    Six Months
                                                                    Ended
                                                                    2/28/2015         Year Ended
                                                                    (unaudited)       8/31/14
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $   4,806,497     $   8,769,234
Net realized gain (loss) on investments                                   183,184        (1,435,522)
Change in net unrealized appreciation (depreciation)
  on investments and delayed draw on loan commitments                  (2,321,281)        2,526,250
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations          $   2,668,400     $   9,859,962
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.09 and $0.15 per share, respectively)             $  (2,205,145)    $  (3,257,873)
      Class B ($0.01 and $0.05 per share, respectively)*                     (556)           (6,419)
      Class C ($0.08 and $0.13 per share, respectively)                  (782,849)         (889,675)
      Class C2 ($0.08 and $0.13 per share, respectively)                  (26,051)          (19,817)
      Class K ($0.06 and $0.00 per share, respectively)**                 (31,343)               --
      Class Y ($0.10 and $0.18 per share, respectively)                (4,078,044)       (6,003,722)
----------------------------------------------------------------------------------------------------
         Total distributions to shareowners                         $  (7,123,988)    $ (10,177,506)
====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                        $ 271,057,399     $ 666,915,157
Reinvestment of distributions                                           4,922,529         6,947,459
Cost of shares repurchased                                           (332,286,141)     (428,882,397)
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets resulting from
         Fund share transactions                                    $ (56,306,213)    $ 244,980,219
----------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                         $ (60,761,801)    $ 244,662,675
NET ASSETS:
Beginning of period                                                 $ 731,717,119     $ 487,054,444
----------------------------------------------------------------------------------------------------
End of period                                                       $ 670,955,318     $ 731,717,119
----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                                 $  (2,388,831)    $     (71,340)
====================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

**  Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 81

----------------------------------------------------------------------------------------------------
                                      '15 Shares    '15 Amount
                                      (unaudited)   (unaudited)        '14 Shares   '14 Amount
----------------------------------------------------------------------------------------------------
Class A
Shares sold                             7,896,445   $   76,221,019     21,183,666   $   204,922,547
Reinvestment of distributions             200,313        1,927,935        274,654         2,656,394
Less shares repurchased                (6,567,878)     (63,283,710)   (15,108,009)     (146,161,170)
----------------------------------------------------------------------------------------------------
      Net increase (decrease)           1,528,880   $   14,865,244      6,350,311   $    61,417,771
====================================================================================================
Class B*
Shares sold or exchanged                   21,021   $      203,017         44,815   $       433,141
Reinvestment of distributions                  49              470            661             6,388
Less shares repurchased                  (101,871)        (982,225)      (104,615)       (1,011,109)
----------------------------------------------------------------------------------------------------
      Net decrease                        (80,801)  $     (778,738)       (59,139)  $      (571,580)
====================================================================================================
Class C
Shares sold                             3,822,559   $   36,841,331      9,336,903   $    90,143,249
Reinvestment of distributions              77,173          741,486         84,496           816,031
Less shares repurchased                (3,756,805)     (36,116,663)    (5,141,604)      (49,645,708)
----------------------------------------------------------------------------------------------------
      Net increase                        142,927   $    1,466,154      4,279,795   $    41,313,572
====================================================================================================
Class C2
Shares sold                                94,602   $      912,828        321,827   $     3,109,743
Reinvestment of distributions               1,466           14,089          1,065            10,283
Less shares repurchased                  (104,913)      (1,007,679)       (21,438)         (207,027)
----------------------------------------------------------------------------------------------------
      Net increase                         (8,845)  $      (80,762)       301,454   $     2,912,999
====================================================================================================
Class K**
Shares sold                             4,108,205   $   39,484,428             --   $            --
Reinvestment of distributions                  --               --             --                --
Less shares repurchased                    (1,036)          (9,959)            --                --
----------------------------------------------------------------------------------------------------
      Net increase                      4,107,169   $   39,474,469             --   $            --
====================================================================================================
Class Y
Shares sold                            12,180,433   $  117,394,776     38,151,108   $   368,306,477
Reinvestment of distributions             233,009        2,238,549        358,144         3,458,363
Less shares repurchased               (24,045,552)    (230,885,905)   (24,015,756)     (231,857,383)
----------------------------------------------------------------------------------------------------
      Net increase                    (11,632,110)  $ (111,252,580)    14,493,496   $   139,907,457
====================================================================================================

*   Class B shares converted to Class A shares on November 10, 2014.

**  Class K shares commenced operations on December 1, 2014.

The accompanying notes are an integral part of these financial statements.

82 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year4      Year      Year       Year
                                                             2/28/15      Ended       Ended      Ended     Ended      Ended
                                                             (unaudited)  8/31/14     8/31/13    8/31/12   8/31/11    8/31/10
---------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                         $   9.66     $    9.66   $   9.72   $  9.64   $   9.75   $   9.40
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.06     $    0.13   $   0.21   $  0.28   $   0.23   $   0.31
   Net realized and unrealized gain (loss) on investments       (0.02)         0.02      (0.04)     0.10      (0.07)      0.36
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.04     $    0.15   $   0.17   $  0.38   $   0.16   $   0.67
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.09)    $   (0.15)  $  (0.23)  $ (0.30)  $  (0.27)  $  (0.32)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.05)    $      --   $  (0.06)  $  0.08   $  (0.11)  $   0.35
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.61     $    9.66   $   9.66   $  9.72   $   9.64   $   9.75
=================================================================================================================================
Total return*                                                    0.41%         1.58%      1.71%     4.00%      1.69%      7.19%
Ratio of total expenses to average net assets                    0.81%**       0.79%      0.88%     0.90%      0.90%      0.90%
Ratio of net investment income (loss) to average net assets      1.25%**       1.34%      1.95%     2.94%      2.48%      2.78%
Portfolio turnover rate                                            53%**         41%        28%       43%        54%        42%
Net assets, end of period (in thousands)                     $244,413     $ 230,938   $169,587   $55,212   $114,080   $130,524
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                          0.81%**       0.79%      0.98%     1.30%      0.99%      1.06%
   Net investment income (loss) to average net assets            1.25%**       1.34%      1.85%     2.54%      2.39%      2.61%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 83

---------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year4      Year      Year       Year
                                                             2/28/15      Ended       Ended      Ended     Ended      Ended
                                                             (unaudited)  8/31/14     8/31/13    8/31/12   8/31/11    8/31/10
---------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                         $  9.65      $   9.65    $  9.70    $  9.62   $  9.73    $  9.38
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $  0.05      $   0.11    $  0.15    $  0.20   $  0.16    $  0.23
   Net realized and unrealized gain (loss) on investments      (0.02)         0.02      (0.04)      0.10     (0.07)      0.36
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $  0.03      $   0.13    $  0.11    $  0.30   $  0.09    $  0.59
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $ (0.08)     $  (0.13)   $ (0.16)   $ (0.22)  $ (0.20)   $ (0.24)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.05)     $     --    $ (0.05)   $  0.08   $ (0.11)   $  0.35
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.60      $   9.65    $  9.65    $  9.70   $  9.62    $  9.73
=================================================================================================================================
Total return*                                                   0.29%         1.31%      1.09%      3.18%     0.93%      6.32%
Ratio of total expenses to average net assets                   1.04%**       1.06%      1.53%      1.71%     1.67%      1.70%
Ratio of net investment income (loss) to average net assets     1.02%**       1.07%      1.39%      2.08%     1.61%      2.27%
Portfolio turnover rate                                           53%**         41%        28%        43%       54%        42%
Net assets, end of period (in thousands)                     $94,241      $ 93,355    $52,072    $24,830   $23,464    $20,507
Ratios with no waiver of fees and assumption of expenses by
   the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                         1.04%**       1.06%      1.54%      1.71%     1.67%      1.70%
   Net investment income (loss) to average net assets           1.02%**       1.07%      1.38%      2.08%     1.61%      2.27%
=================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

84 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

-----------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended
                                                             2/28/15      Year Ended    8/1/13
                                                             (unaudited)  8/31/14       to 8/31/13
-----------------------------------------------------------------------------------------------------
Class C2
Net asset value, beginning of period                         $  9.65      $   9.65      $  9.65
-----------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                               $  0.04      $   0.13      $  0.02
  Net realized and unrealized gain (loss)
     on investments                                            (0.01)         0.00(a)     (0.01)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
  operations                                                 $  0.03      $   0.13      $  0.01
-----------------------------------------------------------------------------------------------------
Distributions to shareowners:
  Net investment income                                      $ (0.08)     $  (0.13)     $ (0.01)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $ (0.05)     $     --      $    --
-----------------------------------------------------------------------------------------------------
Net asset value, end of period                               $  9.60      $   9.65      $  9.65
=====================================================================================================
Total return*                                                   0.30%         1.37%        0.15%
Ratio of total expenses to average net assets                   1.04%**       1.05%        1.01%**
Ratio of net investment income (loss) to
  average net assets                                            1.02%**       1.13%        2.07%**
Portfolio turnover rate                                           53%**         41%          28%**
Net assets, end of period (in thousands)                     $ 2,834      $  2,934      $    26
=====================================================================================================

(a) Amount rounds to less than $0.01 per share.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 85

--------------------------------------------------------------------------------------
                                                                          12/1/14 to
                                                                          2/28/15
                                                                          (unaudited)
--------------------------------------------------------------------------------------
Class K
Net asset value, beginning of period                                      $  9.65
--------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                            $  0.06
  Net realized and unrealized gain (loss) on investments                    (0.04)
--------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                        $  0.02
--------------------------------------------------------------------------------------
Distribution to shareowners:
  Net investment income                                                   $ (0.06)
--------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                $ (0.04)
--------------------------------------------------------------------------------------
Net asset value, end of period                                            $  9.61
======================================================================================
Total return*                                                                0.23%***
Ratio of total expenses to average net assets                                0.46%**
Ratio of net investment income (loss) to average net assets                  1.00%**
Portfolio turnover rate                                                        53%**
Net assets, end of period (in thousands)                                  $39,486
======================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

**  Annualized.

*** Not annualized.

The accompanying notes are an integral part of these financial statements.

86 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

----------------------------------------------------------------------------------------------------------------------------------
                                                             Six Months
                                                             Ended        Year        Year4      Year      Year       Year
                                                             2/28/15      Ended       Ended      Ended     Ended      Ended
                                                             (unaudited)  8/31/14     8/31/13    8/31/12   8/31/11    8/31/10
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                         $   9.64     $    9.64   $   9.70   $   9.63   $   9.74   $   9.38
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                              $   0.06     $    0.16   $   0.24   $   0.31   $   0.27   $   0.34
   Net realized and unrealized gain (loss) on investments       (0.01)         0.02      (0.04)      0.09      (0.07)      0.37
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations           $   0.05     $    0.18   $   0.20   $   0.40   $   0.20   $   0.71
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                     $  (0.10)    $   (0.18)  $  (0.26)  $  (0.33)  $  (0.31)  $  (0.35)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                   $  (0.05)    $      --   $  (0.06)  $   0.07   $  (0.11)  $   0.36
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $   9.59     $    9.64   $   9.64   $   9.70   $   9.63   $   9.74
==================================================================================================================================
Total return*                                                    0.53%         1.84%      2.03%      4.24%      2.06%      7.64%
Ratio of total expenses to average net assets                    0.59%**       0.57%      0.59%      0.61%      0.54%      0.57%
Ratio of net investment income (loss) to average net assets      1.46%**       1.57%      2.34%      3.18%      2.78%      3.52%
Portfolio turnover rate                                            53%**         41%        28%        43%        54%        42%
Net assets, end of period (in thousands)                     $289,982     $ 403,710   $264,018   $132,645   $119,377   $115,153
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 87

Notes to Financial Statements | 2/28/15 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Short Term Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek a high level of current income to the extent consistent with a relatively high level of stability of principal.

The Fund offers five classes of shares designated as Class A, Class C, Class C2, Class K and Class Y shares. Class K shares commenced operations on December 1, 2014. Class C2 shares were first publicly offered on August 2, 2013. The Fund ceased to offer Class B shares on November 10, 2014. Class B shares were converted to Class A shares as of the close of business on November 10, 2014. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses, such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

88 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
    (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited. Fixed income securities are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Cash may include overnight time deposits at approved financial institutions.

    Securities or senior loans for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser, pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

    Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 89

    At February 28, 2015, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services or broker-dealers).

B.  Investment Income and Transactions

    Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

    Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.  Foreign Currency Translation

    The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

    Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of August 31, 2014, the Fund did not accrue any interest or penalties related to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax filed within the prior three years remain subject to examination by federal and state tax authorities.

90 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

    The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

    The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the fiscal year ended August 31, 2014 was as follows:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributions paid from:
    Ordinary income                                                  $10,177,506
    ----------------------------------------------------------------------------
        Total                                                        $10,177,506
    ============================================================================

  The following shows the components of distributable earnings (losses) on a federal income tax basis at August 31, 2014:

    ----------------------------------------------------------------------------
                                                                            2014
    ----------------------------------------------------------------------------
    Distributable earnings:
    Undistributed ordinary income                                   $   694,041
    Capital loss carryforward                                        (9,558,420)
    Current year dividend payable                                      (321,008)
    Unrealized depreciation                                            (805,285)
    ----------------------------------------------------------------------------
        Total                                                       $(9,990,672)
    ============================================================================

    The difference between book-basis and tax-basis net unrealized depreciation is attributable to the tax deferral on wash sales, adjustments relating to catastrophe bonds and reinsurance sidecars, the tax treatment of premium and amortization.

E.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $7,790 in underwriting commissions on the sale of Class A shares during the six months ended February 28, 2015.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 91

F.  Class Allocations

    Income, common expenses, and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

    Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C, Class C2, and Class K shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

    The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time except that net investment income dividends to Class A, Class C, Class C2, Class K and Class Y shares can reflect different transfer agent and distribution expense rates.

G.  Risks

    When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying issuers and their inability to meet their debt obligations. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.  Repurchase Agreements

    With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

92 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.35% of the Fund's average daily net assets up to $1 billion and 0.30% on assets over $1 billion. Prior to July 1, 2013, the Fund paid management fees calculated at the annual rate of 0.40% of the Fund's average daily net assets. For the six months ended February 28, 2015, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.35% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85%, 1.15% and 1.15% of the average daily net assets attributable to Class A, Class C, and Class C2 shares, respectively. Fees waived and expenses reimbursed during the six months ended February 28, 2015 are reflected on the Statement of Operations. These expense limitations expired on January 1, 2015 for Class A, Class C, and Class C2 shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting, and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $20,444 in management fees, administrative costs and certain other reimbursements payable to PIM at February 28, 2015.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended February 28, 2015, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                 $121,010
Class B                                                                      340
Class C                                                                   18,097
Class C2                                                                     787
Class Y                                                                  203,056
--------------------------------------------------------------------------------
  Total                                                                 $343,290
================================================================================

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 93

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $98,010 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at February 28, 2015.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.20% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Further pursuant to the Plan, the Fund also pays PFD 0.50% of the average daily net assets attributable to Class C and Class C2 shares. The fee for Class C and Class C2 shares consists of a 0.25% service fee and a 0.25% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C and Class C2 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $8,004 in distribution fees payable to PFD at February 28, 2015.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C and Class C2 shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. There is no CDSC for Class C shares purchased on or after July 1, 2013. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended February 28, 2015, CDSCs in the amount of $22,348 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six months ended February 28, 2015, the Fund's expenses were not reduced under such arrangements.

6. Change in Independent Registered Public Accounting Firm

The Board of Trustees of the Fund, with the approval and recommendation of the Audit Committee, has appointed Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm. Deloitte & Touche LLP

94 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 replaced Ernst & Young LLP, which resigned as the Fund's independent registered public accounting firm, effective upon completion of the audit of the Fund's financial statements for the fiscal year ended August 31, 2013.

During the periods that Ernst & Young LLP served as the Fund's independent registered public accounting firm, including the Fund's fiscal years ending August 31, 2013 and August 31, 2012, Ernst & Young LLP's reports on the financial statements of the Fund have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

7. Conversion of Class B shares

As of the close of business on November 10, 2014 (the "Conversion Date"), all outstanding Class B shares of the Fund were converted to Class A shares.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 95

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Short Term Income Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in January 2014 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. Contract review materials were provided to the Trustees in March 2014 and July 2014. Supplemental contract review materials were provided to the Trustees in September 2014. In addition, the Trustees reviewed and discussed the Fund's performance at regularly scheduled meetings throughout the year, and took into account other information related to the Fund provided to the Trustees at regularly scheduled meetings, in connection with the review of the Fund's investment advisory agreement.

In March 2014, the Trustees, among other things, discussed the memorandum provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the renewal of the investment advisory agreement, and reviewed and discussed the qualifications of the investment management teams, as well as the level of investment by the Fund's portfolio managers in the Fund. In July 2014, the Trustees, among other things, reviewed the Fund's management fee and total expense ratios, the financial statements of PIM and its parent companies, the profitability analyses provided by PIM, and possible economies of scale. The Trustees also reviewed the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer"), as compared to that of PIM's fund management business, and considered the differences between the fees and expenses of the Fund and the fees and expenses of Pioneer's institutional accounts, as well as the different services provided by PIM to the Fund and by Pioneer to the institutional accounts. The Trustees further considered contract review materials in September 2014.

At a meeting held on September 16, 2014, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. In all quintile rankings referred to throughout this

96 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 disclosure, first quintile is most favorable to the Fund's shareowners. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also reviewed the amount of non- Fund assets managed by the portfolio managers of the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

In considering the Fund's performance, the Trustees regularly review and discuss analysis and data prepared by PIM and information comparing the Fund's performance with the performance of its peer group of funds as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and with the performance of the Fund's benchmark index. They also discuss the Fund's performance with PIM on a regular basis. The Trustees confirmed that these regular reviews and discussions were factored into the Trustees' deliberations concerning the renewal of the advisory agreement. For purposes of their contract renewal deliberations, the Trustees considered the discussions held throughout the year regarding the Fund's performance and the performance results of the Fund over various time periods, including the Fund's

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 97 performance results for periods ended June 30, 2014. The Trustees indicated that the Fund's performance was satisfactory and supported the renewal of the investment advisory agreement.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2014 was in the second quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoint in the management fee schedule and the reduced fee rate above a certain asset level. The Trustees considered that the expense ratio of the Fund's Class A shares for the twelve months ended June 30, 2014 was in the fourth quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered that the expense ratio of the Fund's Class Y shares for the twelve months ended June 30, 2014 was in the third quintile relative to its Morningstar peer group and in the third quintile relative its Strategic Insight peer group, in each case for the comparable period. The Trustees considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Fund, and noted the impact of expenses relating to small accounts and omnibus accounts on transfer and sub-transfer agency expenses generally. The Trustees noted that they separately review the Fund's transfer agency, sub-transfer agency and intermediary arrangements.

The Trustees reviewed management fees charged by Pioneer to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees

98 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 noted that, in some instances, the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM to the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoint in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Fund. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Funds.

                 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 99

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. Pioneer is the principal U.S. asset management business of Pioneer Global Asset Management, the worldwide asset management business of UniCredit Group, which manages over $150 billion in assets (including the Funds). Pioneer and the Funds receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Funds, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by Pioneer as a result of its relationship with the Funds were reasonable and their consideration of the advisory agreement between the Fund and PIM and the fees thereunder were unaffected by Pioneer's possible receipt of any such intangible benefits.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

100 Pioneer Short Term Income Fund | Semiannual Report | 2/28/15

Trustees, Officers and Service Providers

Trustees                               Advisory Trustee
Thomas J. Perna, Chairman              Lorraine H. Monchak*
David R. Bock
Benjamin M. Friedman                   Officers
Margaret B.W. Graham                   Lisa M. Jones, President and Chief
Marguerite A. Piret                       Executive Officer
Fred J. Ricciardi                      Mark E. Bradley, Treasurer and
Kenneth J. Taubes                         Chief Financial Officer
                                       Christopher J. Kelley, Secretary and
                                          Chief Legal Officer

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

* Ms. Monchak is a non-voting Advisory Trustee.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 101

                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

                Pioneer Short Term Income Fund | Semiannual Report | 2/28/15 105
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                           This page for your notes.

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                           This page for your notes.

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                           This page for your notes.

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

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2015 Pioneer Investments 19127-09-0415

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Short Term Income Fund


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2015


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date April 29, 2015


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date April 29, 2015

* Print the name and title of each signing officer under his or her signature.